Exhibit 10.4 Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Triple asterisks denote omissions. COLLABORATION AND LICENSE AGREEMENT By and between VOYAGER THERAPEUTICS, INC. AND NEUROCRINE BIOSCIENCES, INC. i TABLE OF CONTENTS ARTICLE 1 DEFINITIONS ....................................................................................................1 ARTICLE 2 COLLABORATION; PRE-TRANSITION DEVELOPMENT .......................19 2.1 Collaboration and Programs ..................................................................................19 2.2 Development Costs ................................................................................................22 2.3 Records of Activities..............................................................................................23 2.4 No Representation ..................................................................................................23 2.5 Subcontracting .......................................................................................................23 2.6 Academic Collaborators .........................................................................................23 ARTICLE 3 MANAGEMENT OF THE COLLABORATION ............................................24 3.1 Joint Steering Committee and Subcommittees ......................................................24 3.2 Formation and Dissolution of Subcommittee(s) ....................................................26 3.3 Working Groups.....................................................................................................26 3.4 Membership ...........................................................................................................27 3.5 Meetings .................................................................................................................28 3.6 Decision-Making ....................................................................................................28 3.7 Alliance Managers .................................................................................................30 3.8 Authority ................................................................................................................30 ARTICLE 4 POST-TRANSITION ACTIVITIES .................................................................30 4.1 Co-Development and Co-Commercialization........................................................30 4.2 Neurocrine Development and Commercialization .................................................34 4.3 Program Transition ................................................................................................35 4.4 Transition Activities ...............................................................................................36 ARTICLE 5 GRANT OF LICENSES ...................................................................................37 5.1 License Grant .........................................................................................................37 5.2 In-License Agreements ..........................................................................................37 5.3 Obligations Under In-Licenses ..............................................................................39 5.4 Genzyme Agreement .............................................................................................41 5.5 Neurocrine’s Sublicensing Rights ..........................................................................41 5.6 Licenses to Voyager ...............................................................................................41 5.7 No Other Rights .....................................................................................................42 5.8 Section 365(n) of the Bankruptcy Code .................................................................42 ARTICLE 6 MANUFACTURING ........................................................................................43 6.1 Manufacturing Responsibilities Prior to Transition Date ......................................43 6.2 Manufacturing After Transition Date ....................................................................43 ARTICLE 7 GENERAL PROVISIONS RELATING TO ACTIVITIES .............................43 7.1 Compliance ............................................................................................................43 7.2 Regulatory Activities .............................................................................................43 7.3 Sale of Priority Review Voucher ...........................................................................44 ii 7.4 Records and Audits ................................................................................................45 ARTICLE 8 INITIAL FEE; MILESTONES AND ROYALTIES; PAYMENTS ................45 8.1 Initial Consideration ...............................................................................................45 8.2 Milestone Payments ...............................................................................................45 8.3 Royalties ................................................................................................................50 8.4 Royalty Period .......................................................................................................52 8.5 Royalty Adjustments ..............................................................................................53 8.6 Reports; Payment of Royalty .................................................................................54 8.7 Accounting; Audit ..................................................................................................55 8.8 Currency Conversion .............................................................................................56 8.9 Books and Records ................................................................................................56 8.10 Methods of Payments .............................................................................................56 8.11 Taxes ......................................................................................................................56 8.12 Late Payments ........................................................................................................57 ARTICLE 9 EXCLUSIVITY ................................................................................................57 9.1 Exclusivity .............................................................................................................57 9.2 Exception for Basic Research ................................................................................58 9.3 Acquisitions ...........................................................................................................58 ARTICLE 10 INTELLECTUAL PROPERTY RIGHTS ........................................................59 10.1 Ownership of Inventions; Disclosure.....................................................................59 10.2 Patent Prosecution and Maintenance .....................................................................60 10.3 Enforcement and Defense ......................................................................................64 10.4 Infringement Claimed by Third Parties .................................................................66 10.5 Marking ..................................................................................................................66 10.6 Trademarks ............................................................................................................67 ARTICLE 11 CONFIDENTIALITY .......................................................................................67 11.1 Confidentiality; Exceptions ...................................................................................67 11.2 Authorized Disclosure ...........................................................................................68 11.3 Press Release; Disclosure of Agreement ...............................................................69 11.4 Publications ............................................................................................................70 11.5 Remedies ................................................................................................................70 11.6 [...***...] Agreement ..............................................................................................70 ARTICLE 12 REPRESENTATIONS AND WARRANTIES .................................................71 12.1 Representations and Warranties of Both Parties ....................................................71 12.2 Representations, Warranties and Covenants, as applicable, of Voyager ...............71 12.3 Mutual Covenants ..................................................................................................75 12.4 Disclaimer ..............................................................................................................76 ARTICLE 13 INDEMNIFICATION; INSURANCE ..............................................................76 13.1 Indemnification by Neurocrine ..............................................................................76 13.2 Indemnification by Voyager ..................................................................................77 13.3 Procedure ...............................................................................................................77 13.4 Insurance ................................................................................................................78 13.5 Limitation of Liability ............................................................................................78 iii ARTICLE 14 TERM AND TERMINATION .........................................................................79 14.1 Term .......................................................................................................................79 14.2 Termination by Neurocrine ....................................................................................79 14.3 Termination for Breach ..........................................................................................79 14.4 Termination for Failure to Make Equity Purchase ................................................80 14.5 Termination for Patent Challenge ..........................................................................80 14.6 Effects of Termination Other than by Neurocrine for Voyager Breach ................80 14.7 Effects of Termination by Neurocrine for Voyager Breach ..................................83 14.8 HSR Filing; Termination Upon HSR Denial .........................................................83 14.9 Accrued Rights; Surviving Provisions of the Agreement ......................................84 ARTICLE 15 MISCELLANEOUS .........................................................................................84 15.1 Governing Law ......................................................................................................84 15.2 Dispute Resolution .................................................................................................84 15.3 Arbitration Request ................................................................................................84 15.4 Assignment ............................................................................................................86 15.5 Change of Control ..................................................................................................86 15.6 Performance by Affiliates and Sublicensees ..........................................................86 15.7 Force Majeure ........................................................................................................86 15.8 Notices ...................................................................................................................87 15.9 Export Clause .........................................................................................................88 15.10 Waiver ....................................................................................................................88 15.11 Severability ............................................................................................................88 15.12 Entire Agreement ...................................................................................................88 15.13 Independent Contractors ........................................................................................89 15.14 CREATE Act .........................................................................................................89 15.15 Headings; Construction; Interpretation ..................................................................89 15.16 Further Actions ......................................................................................................90 15.17 Parties in Interest....................................................................................................90 15.18 Counterparts ...........................................................................................................90 SCHEDULES Schedule 1.37 Existing In-License Agreements Schedule 1.68 Knowledge Individuals Schedule 5.2.1 Specific Obligations under the [...***...] Agreement Schedule 5.2.4(a) Certain Intellectual Property Schedule 8.1 Allocation of Initial Fee EXHIBITS Exhibit A Stock Purchase Agreement Exhibit B Voyager Licensed Patent Rights Exhibit C Schedule of Exceptions

1 This COLLABORATION AND LICENSE AGREEMENT (the “Agreement”) is entered into as of January 28, 2019 (the “Execution Date”), by and between Voyager Therapeutics, Inc., a Delaware corporation, having its principal place of business at 75 Sidney Street, Cambridge, MA 02139 (“Voyager”), and Neurocrine Biosciences, Inc., a Delaware corporation, having its principal place of business at 12780 El Camino Real, San Diego, CA 92130 (“Neurocrine”). Voyager and Neurocrine shall be referred to herein individually as a “Party” and collectively as the “Parties”. RECITALS WHEREAS, Voyager is a gene therapy company focused on the research and development of products for the treatment of diseases of the central nervous system and other neurodegenerative diseases; WHEREAS, Neurocrine is a biopharmaceutical company focused on developing and commercializing treatments for neurological and endocrine-related disorders, and possesses expertise in the research, development, manufacturing and commercialization of human therapeutics; WHEREAS, Voyager and Neurocrine desire to engage in a collaborative effort in which Voyager will carry out certain preclinical research activities and clinical development activities relating to the identification and development of Development Candidates (as defined herein), and pursuant to which Neurocrine will have certain rights to further develop and commercialize Collaboration Products (as defined herein); and WHEREAS, Voyager and Neurocrine believe that combining their respective expertise will allow them to identify and develop more Development Candidates and bring Collaboration Products to market more quickly than they could without this Agreement, as well as to take advantage of other efficiencies stemming from their complementary expertise. NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows: ARTICLE 1 DEFINITIONS As used in this Agreement, the following terms will have the meanings set forth in this Article 1 unless context dictates otherwise: 1.1 “AADC” means the enzyme aromatic L-amino acid decarboxylase, which is defined by the ENSEMBL Gene ID ENSG00000132437, or any naturally occurring variant thereof. 1.2 “AADC Program” means all activities under this Agreement directed to the Development, Manufacture and Commercialization of Gene Therapy Products intended to treat Parkinson’s disease by delivery of a gene encoding AADC, which gene is the Target of the AADC Program (it being understood that the foregoing does not limit the rights granted to Neurocrine with respect to the Field). 2 1.3 “AADC Program Development Plan” means the plan and budget for the Development of VY-AADC through completion of Voyager’s ongoing Pivotal Clinical Trial (1105) therefor (the “Existing Pivotal Trial”), as such plan and budget may be updated by the JSC from time to time in accordance with Section 2.1.3(a). The initial AADC Program Development Plan will be mutually agreed to by the Parties within [...***...] of the Effective Date. 1.4 “AAV” means a recombinant adeno-associated Virus Vector. 1.5 “Accounting Standards” means (a) GAAP (United States Generally Accepted Accounting Principles) or (b) IFRS (International Financial Reporting Standards), in either case, consistently applied, as reported in the applicable financial statements. 1.6 “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with a Party to this Agreement, regardless of whether such Affiliate is or becomes an Affiliate on or after the Effective Date, but only for so long as such control exists. A Person shall be deemed to “control” another Person if it (a) owns, directly or indirectly, beneficially or legally, more than fifty percent (50%) of the outstanding voting securities or capital stock of such other Person, or has other comparable ownership interest with respect to any Person other than a corporation; or (b) has the power, whether pursuant to contract, ownership of securities or otherwise, to direct the management and policies of such other Person. 1.7 “Annual Net Sales” means, on a Collaboration Product-by-Collaboration Product basis, the total Net Sales of such Collaboration Product in the U.S. or in the Territory outside the U.S., as applicable, in a particular Calendar Year. 1.8 “Antitrust Laws” means any law relating to competition that is enforced by the U.S. Federal Trade Commission or the Antitrust Division of the U.S. Department of Justice. 1.9 “Biosimilar Product” means, with respect to a particular Collaboration Product in a particular country in the Territory, any Gene Therapy Product sold by a Third Party not authorized by or on behalf of Neurocrine, its Affiliates, or Sublicensees, that targets the same Target as the Collaboration Product and, on the basis of a prior Regulatory Approval granted to a Collaboration Product, (a) is approved by the FDA pursuant to Section 351(k) of the PHSA or successor thereto, (b) is approved by the EMA pursuant to EU Directive 2001/83/EC or successor thereto in the European Union or any member state thereof citing such Collaboration Product as the reference product, or (c) has received abbreviated Regulatory Approval from the applicable Regulatory Authority in another foreign jurisdiction. 1.10 “BLA” means a Biologics License Application submitted to the FDA pursuant to 21 U.S.C. §601.2 (or successor regulation thereto), for purposes of obtaining Regulatory Approval for a new biologic in the United States, or any equivalent filing in a country or regulatory jurisdiction other than the United States. 1.11 “Business Day” means a day on which banking institutions in Boston, Massachusetts or San Diego, California are open for business, excluding any Saturday or Sunday. 3 1.12 “Calendar Quarter” means a period of three (3) consecutive months ending on the last day of March, June, September, or December, respectively; provided that, the first Calendar Quarter starts on the Effective Date and ends on March 31, 2019. 1.13 “Calendar Year” means a period of twelve (12) consecutive months beginning on January 1 and ending on December 31; provided that the first Calendar Year starts on the Effective Date and ends on December 31, 2019. 1.14 “[...***...] License Agreement” means that certain license agreement by and between Voyager and [...***...], dated [...***...] as of the Execution Date. 1.15 “cGMP” means the current Good Manufacturing Practices as provided for (and as amended from time to time) in the International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use (ICH) Harmonized Tripartite Guideline, Good Manufacturing Practice Guide for Active Pharmaceutical Ingredients, Q7 (ICH Q7), and the United States Code of Federal Regulations 21 CFR Parts 210 and 211, or any similar regulation in other applicable jurisdictions. 1.16 “Change of Control” means, with respect to a Party, (a) the acquisition of beneficial ownership, directly or indirectly, by any Third Party of securities or other voting interest of such Party representing a majority or more of the combined voting power of such Party’s then outstanding securities or other voting interests, (b) any merger, consolidation or business combination involving such Party with a Third Party that results in the holders of beneficial ownership (other than by virtue of obtaining irrevocable proxies) of the voting securities or other voting interests of such Party (or, if applicable, the ultimate parent of such Party) immediately prior to such merger, consolidation or business combination ceasing to hold beneficial ownership of more than fifty percent (50%) of the combined voting power of the surviving entity immediately after such merger, consolidation or business combination, or (c) any sale, lease, exchange, contribution or other transfer to a Third Party (in one transaction or a series of related transactions) of all or substantially all of the assets of such Party to which this Agreement relates. The acquiring or combining Third Party in any of clause (a), (b) or (c), is referred to herein as the “Acquirer”. 1.17 “Clinical Trial” means a Phase 1 Clinical Trial, Phase 2 Clinical Trial, Phase 3 Clinical Trial or any other study in which human subjects or patients are dosed with a drug, whether approved or investigational. 1.18 “Collaboration Candidate” means (a) with respect to the AADC Program, VY- AADC and all other Gene Therapy Products Developed in the AADC Program and (b) with respect to each other Program, any form, formulation, or dosage of a Gene Therapy Product that is Developed by or on behalf of Voyager under such Program, or in the case of the FA Program, was Developed by Voyager prior to the Effective Date and is directed to the Target for the FA Program. 1.19 “Collaboration Product” means, with respect to each Program, a product containing a Collaboration Candidate in such Program, alone or in combination with other active or inactive components or ingredients, in any formulation, dosage or form. Except where the context otherwise requires, the term “Collaboration Product” includes any Co-Co Product. 4 1.20 “Commercialization” and “Commercialize” means any and all activities undertaken relating to the marketing, obtaining pricing and reimbursement approvals, promotion (including advertising, detailing or continuing medical education), any other offering for sale or any sale of a product, including any distribution, importation, exportation or transport of a product for sales purposes. “Commercialization” shall not include Development, but may include Manufacturing to the extent applicable. 1.21 “Commercial Milestones” means the Milestone Events described in Section 8.2.4. 1.22 “Commercially Reasonable Efforts” means, with respect to the efforts to be expended by a Party with respect to an agreed objective, such reasonable, diligent, and good faith efforts that a biopharmaceutical company of similar size would normally use taking into account the reasonable allocation of such company’s resources under the circumstances to accomplish a similar objective for its own internally developed product that is of similar market potential at a similar stage in its Development, Commercialization or product life, taking into account all relevant factors, including (a) the potential profitability of the product, (b) the costs and risks of Developing, Manufacturing, having Manufactured, using and Commercializing the product, (c) scientific, safety and regulatory concerns, (d) product profile, (e) the competitiveness of the marketplace and (f) the proprietary position of the product. In addition, “Commercially Reasonable Efforts” shall be determined on a country-by-country or market-by-market basis (as most applicable) for a particular Collaboration Product, and it is anticipated that the level of effort will change over time, including to reflect changes in the status of the Collaboration Product and the countries (or markets) involved. For the avoidance of doubt, where a Party has an obligation to use Commercially Reasonable Efforts, the efforts of such Party and its Affiliates, subcontractors and Sublicensees shall be considered in determining whether such Party has satisfied such obligation. 1.23 “Competitive Product” means, with respect to a Program, a Gene Therapy Product (other than a Collaboration Product under the Collaboration) that is directed to the Target to which Collaboration Products in such Program are directed, provided, however, that to the extent such Target is a derivative or fragment of a gene that is (i) the same derivative or fragment of a different gene and (ii) is a potential Target for a Gene Therapy Product in a different indication, a Gene Therapy Product that is directed to such Target for use in such different indication shall not be a Competitive Product. 1.24 “Control” means, subject to Section 5.2.3, with respect to a Person and any Know- How or Patent Right, the possession by such Person of the right (whether through ownership or license (other than by a license under this Agreement) or control (as defined in Section 1.6) over an Affiliate with such right) to grant the licenses or sublicenses as provided herein without violating the terms of any agreement or other arrangement with any Third Party. 1.25 “Cover” means, in the absence of ownership of or a license granted under a Valid Claim, (a) with respect to a Collaboration Product, that the manufacture, use or sale of such Collaboration Product and (b) with respect to any other invention, that the practice of such invention, in each case (a) and (b) would infringe such Valid Claim (or, in the case of a Valid Claim that has not yet issued, would infringe such Valid Claim if it were to issue).

5 1.26 “Develop” or “Development” means non-clinical, pre-clinical and clinical research and development activities, including discovery, identification, research, engineering, characterization, development, modification, optimization, drug metabolism and pharmacokinetics, translational research, toxicology, pharmacology toxicology studies, statistical analysis and report writing, formulation development and optimization, Clinical Trials, regulatory affairs (including preparation for a Regulatory Approval Application submission and other submission-related activities), product approval and registration activities, and all other activities necessary to conduct IND-enabling studies, conduct Clinical Trials, or seek, obtain and maintain Regulatory Approval. “Development” shall not include Commercialization, but may include Manufacturing to the extent applicable. 1.27 “Development Candidate” means (a) with respect to the AADC Program, VY- AADC, (b) with respect to the FA Program, initially, VY-FXN01, and (c) on a Program-by- Program basis, other than with respect to the AADC Program, a Gene Therapy Product that (i) is Developed by or on behalf of Voyager in the course of such Program, (ii) has been nominated as a development candidate by either Voyager or Neurocrine in accordance with Section 2.1.9(a) and (iii) either (A) has been determined to meet the development candidate criteria developed by the JSC (the “Development Candidate Criteria”) or (B) has otherwise been selected by the JSC as a Development Candidate notwithstanding its failure to meet the Development Candidate Criteria, in each case (A) and (B) pursuant to Section 2.1.9(b). 1.28 “Development Costs” means the FTE Costs (at the then-current FTE Rate) and the Out-of-Pocket Costs (without markup) incurred by or on behalf of a Party or any of its Affiliates in the conduct of the Development of a Collaboration Product. 1.29 “Development Milestones” means the Milestone Events described in Sections 8.2.1, 8.2.2 and 8.2.3. 1.30 “Development Plan” means an Existing Program Development Plan or a Discovery Program Development Plan, as applicable. 1.31 “Discovery Program” means, with respect to each Discovery Target, all activities under this Agreement directed to the Development, Manufacture and Commercialization of Gene Therapy Products directed to such Discovery Target. 1.32 “Discovery Target” means each of two Targets approved for the Discovery Programs by the JSC pursuant to Section 2.1.2. 1.33 “Dollars” or “$” means the legal tender of the U.S. 1.34 “Effective Date” means the HSR Clearance Date. 1.35 “EMA” means the European Medicines Agency, and any successor entity thereto. 1.36 “Executive Officers” means the Chief Executive Officer, or his or her designee, in the case of Voyager, and the Chief Executive Officer, or his or her designee, in the case of Neurocrine. 6 1.37 “Existing In-License Agreement” means those in-licenses of Voyager or any of its Affiliates set forth on Schedule 1.37 attached hereto. 1.38 “Existing Program” means each of (a) the AADC Program and (b) the FA Program. 1.39 “Existing Program Development Plan” means each of (a) the AADC Program Development Plan and (b) the FA Program Development Plan. 1.40 “Exploit” or “Exploitation” means to make, have made, import, use, sell, or offer for sale, Develop, Manufacture or Commercialize. 1.41 “FA” means Friedreich’s Ataxia. 1.42 “FA Program” means all activities under this Agreement directed to the Development, Manufacture and Commercialization of Gene Therapy Products intended to treat FA. The Target of the FA Program is the gene encoding Frataxin. 1.43 “FA Program Development Plan” means the plan and budget for the Development of VY-FXN01 (or any successor Development Candidate in the FA Program) through completion of the Phase 1 Clinical Trial therefor, the initial version of which will be mutually agreed to by the Parties within [...***...] of the Effective Date, as such plan and budget may be updated by the JSC from time to time in accordance with Section 2.1.3(a). 1.44 “FDA” means the U.S. Food and Drug Administration, and any successor entity thereto. 1.45 “Field” means all human and veterinary diagnostic, prophylactic, and therapeutic uses. 1.46 “First Commercial Sale” means, with respect to a Collaboration Product and a country in the Territory, the first sale for end use or consumption of such Collaboration Product in such country after all Regulatory Approvals and pricing and reimbursement approvals legally required for such sale have been granted by the applicable Regulatory Authority of such country or, if Regulatory Approval is not required, after the date on which sales are permitted by applicable Law. 1.47 “Frataxin” means the protein encoded by the FXN gene which is defined by ENSEMBL Gene ID ENSG00000165060, or any naturally occurring variant thereof. 1.48 “FTE” means one (1) person (or the equivalent of one (1) person) working full time for one (1) twelve (12) month period in a Development, regulatory or other relevant capacity (excluding persons employed in general and administrative, non-technical management or other non-technical capacities) employed by Voyager or Neurocrine or any of their respective Affiliates and assigned to perform specified work, with such commitment of time and effort to constitute one (1) employee performing such work on a full-time basis, which for purposes hereof shall be [...***...] hours per year. No additional payment shall be made with respect to any person who works more than [...***...] hours per year (which person shall be deemed one (1) FTE) and any person who devotes less than [...***...] 7 [...***...] hours per year shall be treated as an FTE on a pro rata basis based upon the actual number of hours worked divided by [...***...]. 1.49 “FTE Costs” means the FTE Rate multiplied by the applicable number of FTEs who perform a specified activity pursuant to this Agreement. 1.50 “FTE Rate” means $[...***...] per FTE for the period commencing on the Effective Date and ending December 31, 2019. On January 1, 2020 and on January 1st of each subsequent Calendar Year, the foregoing rate shall be increased for the Calendar Year then commencing by the percentage increase, if any, in the Consumer Price Index (“CPI”) as of December 31 of the then most recently completed Calendar Year with respect to the level of the CPI on December 31, 2019. Consumer Price Index or CPI means the Consumer Price Index – Urban Wage Earners and Clerical Workers, US City Average, All Items, 1982-84 = 100, published by the United States Department of Labor, Bureau of Labor Statistics (or its successor equivalent index). 1.51 “Future In-License Agreement” means any agreement between Voyager (or any of its Affiliates), on the one hand, and a Third Party, on the other hand, entered into after the Effective Date, pursuant to which Voyager or any of its Affiliates acquires Control of any Know-How or Patent Right that, subject to Section 5.2, would be Voyager IP. 1.52 “GCP” means the then-current good clinical practice standards for clinical trials for pharmaceuticals, as set forth in the United States Food, Drug and Cosmetic Act, as amended from time to time (the “Act”), or other applicable law, and such standards of good clinical practice as are required by the Regulatory Authorities of the EU and other organizations and Governmental Authorities in countries for which the applicable Collaboration Candidate or Collaboration Product is intended to be developed, to the extent such standards are not less stringent than United States GCP. 1.53 “Gene Therapy Product” means a Virus Vector, including without limitation AAV, that delivers a polynucleotide to certain cells of a patient for a purpose in the Field. Gene Therapy Products include, but are not limited to, Development Candidates, other Collaboration Candidates and Collaboration Products. 1.54 “Genzyme Agreement” means that certain Collaboration Agreement by and between Voyager and Genzyme Corporation (“Genzyme”) dated February 11, 2015, as amended March 28, 2017, including the Post-Termination Under Collaboration Agreement dated December 8, 2017. 1.55 “GLP” means the then-current good laboratory practice standards promulgated or endorsed by the FDA as defined in 21 C.F.R. Part 58, or comparable regulatory standards in jurisdictions outside the United States. 1.56 “Governmental Authority” means any multinational, federal, national, state, provincial, local or other entity, office, commission, bureau, agency, political subdivision, instrumentality, branch, department, authority, board, court, arbitral or other tribunal exercising executive, judicial, legislative, police, regulatory, administrative or taxing authority or functions of any nature pertaining to government. 8 1.57 “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended from time to time. 1.58 “HSR Clearance Date” means the expiration or termination of all applicable waiting periods and requests for information (and any extensions thereof) under the HSR Act in the U.S. 1.59 “HSR Filing” means filings by Neurocrine and Voyager with the U.S. Federal Trade Commission and the Antitrust Division of the U.S. Department of Justice of a Notification and Report Form for Certain Mergers and Acquisitions (as that term is defined in the HSR Act) with respect to the matters set forth in this Agreement, together with all required documentary attachments thereto. 1.60 “In-License Agreement” means (a) any Existing In-License Agreement and (b) any Future In-License Agreement. 1.61 “IND” means an investigational new drug application submitted to the FDA pursuant to Part 312 of Title 21 of the U.S. Code of Federal Regulations, including any amendments thereto. References herein to IND shall include, to the extent applicable, any comparable filing(s) outside the U.S. for the investigation of any product in any other country or group of countries. 1.62 “Initiation” means, with respect to a Clinical Trial, the first dosing of the first subject enrolled in such Clinical Trial with a Collaboration Product. 1.63 “Invention” means any new invention, discovery, process, method, machine, manufacture, design, composition of matter, material or improvement thereof (whether patentable or not). 1.64 “Joint IP” means the Joint Know-How and Joint Patent Rights. 1.65 “Joint Know-How” means Joint Inventions and other Know-How that is jointly invented, discovered, conceived or generated by one or more employees, agents or consultants of Voyager, on the one hand, and one or more employees, agents or consultants of Neurocrine, on the other hand, in the conduct of activities under this Agreement, including in the conduct of the Development, Manufacture or Commercialization of Collaboration Products. 1.66 “Joint Patent Right” means any Patent Right that Covers Joint Know-How. 1.67 “Know-How” means all information, know-how and data, including trade secrets, inventions (whether patentable or not), discoveries, methods, specifications, processes, expertise, technology, other non-clinical, pre-clinical and clinical data, documentation and results (including pharmacological, toxicological, biological, chemical, physical, safety and manufacturing data and results), analytical and quality control data and results, Regulatory Filings and other technical information. “Know-How” excludes in any event any Patent Rights. 1.68 “Knowledge” means (a) with respect to Voyager, the knowledge after reasonable investigation of the individuals set forth on Schedule 1.68, and (b) with respect to Neurocrine, the knowledge after reasonable investigation of the individuals set forth on Schedule 1.68.

9 1.69 “Law” means any law, statute, rule, regulation, order, judgment or ordinance having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision. 1.70 “[...***...]” means any of the following: [...***...]. 1.71 “Manufacture” or “Manufacturing” means all activities related to the manufacturing of a Collaboration Candidate and/or Collaboration Product, including test method development and stability testing, formulation, process development, manufacturing scale-up, manufacturing for use in non-clinical and clinical studies, manufacturing for commercial sale, packaging, release of product, quality assurance/quality control development, quality control testing (including in-process, in-process release and stability testing) and release of product or any component or ingredient thereof, and regulatory activities related to all of the foregoing. “Manufacturing” may be included as part of Development or Commercialization, to the extent applicable. 1.72 “Net Sales” means, with respect to any Collaboration Product, the gross amount invoiced by Neurocrine, any of its Affiliates and or any Sublicensee (each, a “Selling Party”) to a Third Party (including a customer, distributor, wholesaler or end user) for sales of such Collaboration Product, less the following deductions as calculated in accordance with the applicable Accounting Standard as consistently applied: 1.72.1 normal trade, cash, quantity and other customary discounts actually given to customers in the ordinary course of business; 1.72.2 rebates, credits and allowances given by reason of rejections, returns, damaged or defective product or recalls; 1.72.3 government-mandated rebates and any other compulsory payments, credits, adjustments and rebates actually paid or deducted; 1.72.4 price adjustments, allowances, credits, chargeback payments, discounts, rebates, fees and reimbursements or similar payments granted or made to managed care organizations, group purchasing organizations or other buying groups, pharmacy benefit management companies, health maintenance organizations and any other providers of health insurance coverage, health care organizations or other health care institutions (including hospitals), health care administrators, patient assistance or other similar programs, or to federal state/provincial, local and other governments, including their agencies, or to wholesalers, distributors or other trade customers; 1.72.5 reasonable and customary freight, shipping, insurance and other transportation expenses, if actually borne by the applicable Selling Party without reimbursement from any Third Party; 1.72.6 reasonable distributors’ and inventory management fees, including fees for services provided by wholesalers and warehousing chains, in connection with the sale and distribution of such Collaboration Product; 10 1.72.7 that portion of administrative fees paid to group purchasing organizations, pharmacy benefit managers, Medicare prescription drug plans or any other facilitator of drug access for patients relating specifically to such Collaboration Product; 1.72.8 uncollectible amounts or reasonable reserves accrued therefor (it being understood that any subsequent reductions in such accrual amounts due to collections in subsequent periods shall be included in Net Sales when such reductions occur); 1.72.9 that portion of the annual fee on prescription drug manufacturers imposed by the Patient Protection and Affordable Care Act, Pub. L. No. 111-148 (as amended) and reasonably allocable to sales of such Collaboration Product; 1.72.10 sales, value-added, excise taxes, tariffs and duties, and other taxes and government charges directly related to the sale, delivery or use of such Collaboration Product (but not including taxes assessed against the net income derived from such sale); and 1.72.11 any other similar and customary deductions that are consistent with Accounting Standards, as agreed by the Parties in writing or, if the Parties fail to agree on any such deductions proposed by Neurocrine, as determined by a mutually agreed independent accounting expert, whose decision will be final and binding on the Parties. If non-monetary consideration is received for any Collaboration Product, Net Sales will be calculated based on the average price charged for such Collaboration Product during the preceding Calendar Quarter in the relevant country, or in the absence of such sales, the fair market value of the Collaboration Product, as determined by the Parties in good faith. Resales or sales of a Collaboration Product made in good faith between or among Neurocrine, any of its Affiliates or any Sublicensee shall not be included in the calculation of Net Sales as long as, with respect to such resales or sales, the first sale thereafter to a non-Sublicensee Third Party is included in the calculation of Net Sales. Net Sales shall not include any amounts received for Collaboration Products supplied for use in clinical trials, or supplied at or below the fully-burdened cost of good thereof under early access, compassionate use, named patient, indigent access, patient assistance or other reduced pricing programs. In the event that a Collaboration Product under this Agreement is sold by a Selling Party in combination (a “Combination Product”) with one or more therapeutically active compound(s) that are not Collaboration Products (“Supplemental Ingredient(s)”), then “Net Sales” of the Combination Product shall be calculated using one of the following methods: (x) By multiplying the Net Sales of the Combination Product (calculated prior to the application of this formula) by the fraction A/(A+B), where A is the average gross selling price, during the applicable Calendar Quarter in the country concerned, of the Collaboration Product when sold separately, and B is the average gross selling price, during the applicable Calendar Quarter in the country concerned, of the Supplemental Ingredient(s) when sold separately; or 11 (y) In the event that no such separate sales are made of the Collaboration Product or any of the Supplemental Ingredients in such Combination Product during the applicable Calendar Quarter in the country concerned, Net Sales shall be calculated using the above formula where A is the reasonably estimated commercial value of the Collaboration Product sold separately and B is the reasonably estimated commercial value of the Supplemental Ingredient(s) sold separately. Any such estimates shall be determined using criteria to be mutually agreed upon by the Parties. If the Parties are unable to agree on the criteria for determining such estimates, the Parties will submit such dispute for resolution to a mutually agreed independent accounting expert, whose decision will be final and binding on the Parties. 1.73 “Neurocrine IP” means the Neurocrine Know-How and the Neurocrine Patent Rights. 1.74 “Neurocrine Know-How” means (a) all Know-How that (i) is Controlled by Neurocrine or any of its Affiliates on the Effective Date or during the Term, (ii) prior to any disclosure to Voyager hereunder or under the Existing Confidentiality Agreement was not generally known to the public and (iii) is necessary or reasonably useful to Exploit in the Field in the Territory any Collaboration Product; and (b) Neurocrine’s interest in the Joint Know-How. Notwithstanding anything in this Agreement to the contrary, Neurocrine Know-How shall not include any Know-How to the extent Controlled by any Person that acquires all or any part of Neurocrine or an Affiliate of Neurocrine, or any affiliates of such Person, in each case (x) which is Controlled by such Person immediately prior to the effective date of the acquisition (and such Control was not acquired through acquisition or license from Neurocrine or any Affiliate of Neurocrine in existence prior to the effective date of such acquisition) or (y) which is Controlled by such Person on or after the effective date of acquisition but is not Controlled by Neurocrine or an Affiliate of Neurocrine (excluding for purposes of this provision, such Person and Affiliates of Neurocrine that are such Affiliates by virtue of controlling, being controlled by or under common control with such Person and were not Affiliates of Neurocrine prior to the acquisition) and was developed, invented or obtained without the direct or indirect use of any non-public Neurocrine Know-How. 1.75 “Neurocrine Patent Rights” means (a) all Patent Rights Controlled by Neurocrine or any of its Affiliates as of the Effective Date or during the Term, that Cover any Collaboration Product; and (b) Neurocrine’s interest in the Joint Patent Rights. Notwithstanding anything in this Agreement to the contrary, Neurocrine Patent Rights shall not include any Patents to the extent owned or Controlled by any Person that acquires all or any part of Neurocrine or an Affiliate of Neurocrine, or any affiliates of such Person, in each case (x) which is Controlled by such Person immediately prior to the effective date of the acquisition (and such Control was not acquired through acquisition or license from Neurocrine or any Affiliate of Neurocrine in existence prior to the effective date of such acquisition) or (y) which is Controlled by such Person on or after the effective date of acquisition but is not Controlled by Neurocrine or an Affiliate of Neurocrine (excluding for purposes of this provision, such Person and Affiliates of Neurocrine that are such Affiliates by virtue of controlling, being controlled by or under common control with such Person and were not Affiliates of Neurocrine prior to the acquisition) and was developed, invented, or obtained without the direct or indirect use of any non-public Neurocrine Know-How. 12 1.76 “[...***...] Agreement” means that certain [...***...] Agreement by and between [...***...] and Voyager, dated [...***...]. 1.77 “Out-of-Pocket Costs” means actual out-of-pocket costs and expenses paid by a Party or any of its Affiliates to Third Parties, including to a consultant or contractor of such Party. 1.78 “Patent Right” means (a) any patent or patent application (including any provisional application) in any country or multinational jurisdiction in the Territory (including any converted application, continuation, continuation-in-part, continued prosecution application or divisional of any such application, any reissue, renewal, extension, substitution, reexamination, supplementary protection certificate, pediatric exclusivity period or the like of any such patent); (b) any foreign equivalent of any patent or patent application described in clause (a); and (c) all rights of priority in any of the foregoing. 1.79 “PHSA” means the Public Health Service Act as set forth in 42 U.S.C. Chapter 6A, as may be amended from time to time, together with any rules, regulations and requirements promulgated thereunder (including all additions, supplements, extensions and modifications thereto). 1.80 “PMDA” means the Pharmaceuticals and Medical Devices Agency in Japan, and any successor entity thereto. 1.81 “Person” means any individual, partnership, joint venture, limited liability company, corporation, firm, trust, association, unincorporated organization, Governmental Authority, or any other entity not specifically listed in this Section 1.81. 1.82 “Phase 1 Clinical Trial” means a human clinical trial (or a portion of a human clinical trial) of a product in any country, the principal purpose of which is a preliminary determination of safety in healthy individuals or patients, that would satisfy the requirements of 21 C.F.R. 312.21(a), or a similar clinical study prescribed by the relevant Regulatory Authorities in a country other than the United States. 1.83 “Phase 2 Clinical Trial” means a human clinical trial (or a portion of a human clinical trial) of a product in any country that would satisfy the requirements of 21 C.F.R. 312.21(b) and whose design is intended to explore a variety of doses, dose response, and duration of effect, and to generate initial evidence of clinical safety and activity in a target patient population, or a similar clinical study prescribed by the relevant Regulatory Authorities in a country other than the United States. 1.84 “Phase 3 Clinical Trial” means a human clinical trial (or a portion of a human clinical trial) of a product in any country that would satisfy the requirements of 21 C.F.R. 312.21(c) and whose design is intended to (a) establish that the product is safe and efficacious for its intended use, (b) define warnings, precautions and adverse reactions that are associated with the product in the dosage range to be prescribed, and (c) support Regulatory Approval for such product. 1.85 “Pivotal Clinical Trial” means a Clinical Trial that is designed to be sufficient to support the filing of a BLA for such product.

13 1.86 “Program” means, with respect to a Target, all activities under this Agreement directed to the Development, Manufacture and Commercialization of Collaboration Products directed to such Target. The Term “Program” includes any Existing Program or Discovery Program or Co-Co Program, but specifically excludes any Terminated Program. 1.87 “Proof of Mechanism” means, with respect to the FA Program and each Discovery Program, achievement of the milestones or metrics determined by the JSC and identified as such in the applicable Development Plan. 1.88 “Prosecution and Maintenance” or “Prosecute and Maintain” means, with regard to a Patent Right, the preparation, filing, prosecution and maintenance of such Patent Right, as well as re-examinations, reissues, appeals, and requests for patent term adjustments and patent term extensions with respect to such Patent Right. For clarification, “Prosecution and Maintenance” or “Prosecute and Maintain” shall not include any enforcement actions taken with respect to a Patent Right. 1.89 “Public Official or Entity” means (a) any officer, employee (including physicians, hospital administrators, or other healthcare professionals), agent, representative, department, agency, de facto official, representative, corporate entity, instrumentality or subdivision of any government, military or international governmental organization, including any ministry or department of health or any state-owned or affiliated company or hospital, or (b) any candidate for political office, any political party or any official of a political party. 1.90 “Regulatory Approval” means all approvals of the applicable Regulatory Authority necessary for the commercial marketing and sale of a product in a country(ies), excluding any pricing and reimbursement approvals that may be required. 1.91 “Regulatory Approval Application” means (a) a BLA, or (b) any other application to seek Regulatory Approval of a product in any country or multinational jurisdiction, as defined in applicable Laws and filed with the relevant Regulatory Authorities of such country or jurisdiction. 1.92 “Regulatory Authority” means the FDA in the United States or any Governmental Authority in another country or regulatory jurisdiction in the Territory that is a counterpart to the FDA and holds responsibility for granting Regulatory Approval for a product in such country or regulatory jurisdiction, including the EMA and PMDA, and any successor(s) thereto. 1.93 “Regulatory Exclusivity” means any exclusive marketing rights or data exclusivity rights conferred by any Regulatory Authority with respect to any Collaboration Product, excluding Patent Rights, that precludes the use of any clinical data collected and filed for such Collaboration Product for the benefit of any Regulatory Approval for a generic or biosimilar product (for any use), including orphan or pediatric exclusivity where applicable. 1.94 “Regulatory Filing” means, with respect to a product, any documentation comprising any filing or application with any Regulatory Authority with respect to such product, or its use or potential use in the Field, any document submitted to any Regulatory Authority, including any IND and any Regulatory Approval Application, and any correspondence to, from or 14 with any Regulatory Authority with respect to such product (including minutes of any meetings, telephone conferences or discussions with any Regulatory Authority). 1.95 “Target” means a gene as defined by a specific gene ID, all mutants of such gene, derivatives or fragments with similar functional properties to such gene, or allelic variants of such gene, (a) whose DNA is delivered, replaced, substituted for, or altered upon administration of a Gene Therapy Product; (b) whose level of expressed RNA (including mRNA) or protein is modulated, silenced, augmented or eliminated upon administration of a Gene Therapy Product; or (c) whose protein expression product serves in whole or in part as an antigen and whereby, upon binding by an immunoglobulin encoded by a Gene Therapy Product such protein is neutralized or destroyed. All of the Gene Therapy Products described in the preceding clauses (a), (b) and (c) are considered “directed to” such Target. 1.96 “Terminated Program” shall mean a Program that is terminated by the JSC pursuant to Section 3.1.2(q), by the mutual agreement of the Parties or pursuant to Article 14. 1.97 “Territory” means (a) with respect to the AADC Program and each Discovery Program, all countries in the world (excluding any countries for which this Agreement has been terminated with respect to such Program) and (b) with respect to the FA Program, the United States and, upon expiration of Genzyme’s option to the FA Program without exercise thereof, all countries in the world (excluding any countries for which this Agreement has been terminated with respect to such Program). 1.98 “Third Party” means any Person that is neither a Party nor an Affiliate of a Party. 1.99 “Transition Date” means the date upon which the applicable Transition Event occurs. 1.100 “Transition Event” means (a) with respect to the AADC Program, Voyager’s receipt of topline data with respect to the Existing Pivotal Trial, (b) with respect to the FA Program, Voyager’s receipt of topline data with respect to the first Phase 1 Clinical Trial for a Product in the FA Program, and (c) with respect to the Discovery Programs, preparation by Voyager and approval by Neurocrine of the IND to be filed by Neurocrine for the first Development Candidate in each such Discovery Program. 1.101 “United States” or “U.S.” means the United States of America and all of its territories and possessions. 1.102 “Valid Claim” means (a) a claim of an issued and unexpired patent, which claim has not been revoked or held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction and that has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise, or (b) a claim of a patent application that has been pending less than [...***...] from the date of filing of the earliest patent application from which such patent application claims priority, which claim has not been cancelled, withdrawn or abandoned or finally rejected by an administrative agency action from which no appeal can be taken. 15 1.103 “Vectorization IP” means all Vectorization Know-How and Vectorization Patent Rights. 1.104 “Vectorization Know-How” means all Know-How, including Inventions, that is conceived, discovered, developed or otherwise made or acquired under any Program during the Term (a) by or on behalf of either Party (or its Affiliates or its or their (sub)licensees/Sublicensees) or (b) jointly by or on behalf of Neurocrine (or its Affiliates or its or their Sublicensees), on the one hand, and Voyager (or its Affiliates or its or their licensees), on the other hand, in each case ((a) and (b)), that is directed to Vectorization Technology. Vectorization Know-How shall be considered the Confidential Information of Voyager. 1.105 “Vectorization Patent Rights” means any Patent Rights that Cover Vectorization Know-How. 1.106 “Vectorization Technology” means Voyager’s proprietary Virus Vector platform, including any of the following aspects of such platform: (a) Virus Capsids or (b) Know-How regarding the design, Manufacture or optimization of Virus Capsids for the creation of vectorized payloads, including (i) Voyager’s system of manufacturing recombinant adeno-associated virus (“rAAV”), comprising molecular materials and methods of generating baculovirus expression vectors (BEVs) that express AAV structural and non-structural proteins essential for replication; (ii) processes for purifying rAAV from the cell culture; (iii) genetic modifications to the Spodoptera frugiperda (Sf9) cell line and baculovirus and (d) Know-How regarding the administration or delivery of any Virus Vectors as therapeutics. For clarity, Vectorization Technology shall not include Know-How related to specific Collaboration Products or Targets or the manufacture of specific Collaboration Products. 1.107 “Vector Genome” means a polynucleotide, whether single stranded (ss) or self- complementary (sc), having a configuration capable of selectively encoding one (1) or more payloads or including one or more transgenes when encapsulated by a Virus Capsid. 1.108 “Virus Capsid” means an engineered or naturally occurring capsid protein or proteins (or the encoding nucleic acid sequence thereof), including, but not limited to, from an AAV, that is capable of encapsulating a Vector Genome. 1.109 “Virus Vector” means a virus comprising a Virus Capsid and Vector Genome encapsulated therein. 1.110 “Voyager IP” means the Voyager Know-How, Voyager Licensed Patent Rights and all Vectorization IP. 1.111 “Voyager Know-How” means (a) all Know-How that (i) is Controlled by Voyager or any of its Affiliates on the Effective Date or during the Term, (ii) prior to any disclosure to Neurocrine hereunder or under the Existing Confidentiality Agreement was not generally known to the public and (iii) is necessary or reasonably useful to Exploit in the Field in the Territory any Collaboration Product; (b) Vectorization Know-How; and (c) Voyager’s interest in the Joint Know-How. Notwithstanding anything in this Agreement to the contrary, Voyager Know-How shall not include any Know-How to the extent Controlled by any Person that acquires all or any part of Voyager or an Affiliate of Voyager, or any affiliates of such Person, in each case (x) which 16 is Controlled by such Person immediately prior to the effective date of the acquisition (and such Control was not acquired through acquisition or license from Voyager or any Affiliate of Voyager in existence prior to the effective date of such acquisition) or (y) which is Controlled by such Person on or after the effective date of acquisition but is not Controlled by Voyager or an Affiliate of Voyager (excluding for purposes of this provision, such Person and Affiliates of Voyager that are such Affiliates by virtue of controlling, being controlled by or under common control with such Person and were not Affiliates of Voyager prior to the acquisition) and was developed, invented or obtained without the direct or indirect use of any non-public Voyager Know-How. 1.112 “Voyager Licensed Patent Rights” means (a) all Patent Rights Controlled by Voyager or any of its Affiliates as of the Effective Date or during the Term, that claim or Cover any Collaboration Product; and (b) Voyager’s interest in the Joint Patent Rights. Notwithstanding anything in this Agreement to the contrary, Voyager Licensed Patent Rights shall not include any Patents to the extent owned or Controlled by any Person that acquires all or any part of Voyager or an Affiliate of Voyager, or any affiliates of such Person, in each case (x) which is Controlled by such Person immediately prior to the effective date of the acquisition (and such Control was not acquired through acquisition or license from Voyager or any Affiliate of Voyager in existence prior to the effective date of such acquisition) or (y) which is Controlled by such Person on or after the effective date of acquisition but is not Controlled by Voyager or an Affiliate of Voyager (excluding for purposes of this provision, such Person and Affiliates of Voyager that are such Affiliates by virtue of controlling, being controlled by or under common control with such Person and were not Affiliates of Voyager prior to the acquisition) and was developed, invented, or obtained without the direct or indirect use of any non-public Voyager Know-How. Notwithstanding the foregoing, the Voyager Licensed Patent Rights exclude any Patent Rights licensed to Voyager under that certain License Agreement between Voyager and ReGenX Biosciences, LLC, dated May 28, 2014 (the “ReGenX Agreement”), which will not be considered an Existing In-License Agreement unless and until Neurocrine requests in writing that the ReGenX Agreement becomes an Existing In-License Agreement. Notwithstanding the foregoing, the Voyager Licensed Patent Rights exclude any Patent Rights licensed to Voyager under the [...***...] License Agreement, which Patent Rights will not be considered sublicensed hereunder unless and until Neurocrine requests in writing that such Patent Rights be so sublicensed following the naming of a Development Candidate with respect to the FA Program or either Discovery Program. Notwithstanding the foregoing, the Voyager Licensed Patent Rights exclude any Patent Rights licensed to Voyager under the [...***...] Agreement, which Patent Rights will not be considered sublicensed hereunder unless and until [...***...] consents to the sublicense of such Patent Rights, at which time such Patent Rights shall be considered sublicensed hereunder without any further action by either Party. 1.113 “Voyager Licensed Platform Patent Rights” means all Voyager Licensed Patent Rights that are not Voyager Target-Specific Patent Rights. 1.114 “Voyager Target-Specific Patent Rights” means those Voyager Licensed Patent Rights that contain claims (a) directed specifically toward a particular Collaboration Candidate, Collaboration Product, or its formulation, manufacture or use, (b) directed toward a method of treatment or use relating to any Program or (c) that relate to modulation of a Target in a Program, its expression or activity of its gene products.

17 1.115 “VY-AADC” means the Gene Therapy Product under Development by Voyager for the treatment of Parkinson’s disease prior to the execution of this Agreement that will be utilized initially in the AADC Program as a Development Candidate, as described in IND Nos. [...***...], the Development of which is afforded a right of reference to the Avigen/Genzyme IND, [...***...]. 1.116 “VY-FXN01” means the Gene Therapy Product under Development by Voyager for the treatment of FA prior to the execution of this Agreement that will be utilized initially in the FA Program as a Development Candidate. 1.117 Additional Definitions. Each of the following definitions is set forth in the section of this Agreement indicated below: Definition: Section: Acquired Affiliate 9.3.1 Acquired Competing Product 9.3.1 Acquired Competing Program 9.3.1 Acquirer 1.16 Acquisition Party 9.3.1 Act 1.52 Agreement Preamble Alliance Manager 3.7 Allocation Schedule 8.1.1 Alternative Method 5.2.4 [...***...] 7.3 [...***...] 1.14 [...***...] Indemnitees 13.1.2 Co-Co Agreement 4.1.1 Co-Co Option 4.1.1 Co-Co Product 4.1.1 Co-Co Program 4.1.1 Co-Co Rate 4.1.3 Co-Co Territory 4.1.1 Co-Co Trigger Date 4.1.1 Collaboration 2.1.1 Collaboration IP Working Group 3.3.1(b) Combination Product 1.72 Committee 3.3.1 Competitive Infringement 10.3.1 Confidential Information 11.1 CPI 1.50 Defense Proceeding 10.2.1(a)(ii) Delivery Event 5.8 Development Candidate Criteria 1.27 Discovery Program Development Plan 2.1.3(b) Disclosing Party 11.1 Dispute 15.2 Execution Date Preamble Existing Confidentiality Agreement 11.1 18 Existing Pivotal Trial 1.3 ICC 15.3.2 Genzyme 1.54 Inbound Licensor 5.2.1 Indemnified Party 13.3 Indemnifying Party 13.3 Initial Fee 8.1.1 Joint CMC Working Group 3.3.1(c) Joint Invention 10.1.1 Joint R&D Working Group 3.3.1(a) JRA Exception 15.14 JSC 3.1.1 Losses 13.1 Major Market Countries 4.2.2 Milestone Event 8.2(a) Milestone Payment 8.2(a) Neurocrine Preamble Neurocrine Plan 4.2.3 Neurocrine Product Marks 10.6 Neurocrine PRV Use 7.3 Parties Preamble Party Preamble Patent Challenge 14.5 Payee 8.7.1 Payor 8.7.1 Potential Target List 2.1.2 PRV 7.3 PRV Sale 7.3 rAAV 1.106 Rate-Shifting Fee 4.1.3 Receiving Party 11.1 Redacted Version 11.3.2 ReGenX Agreement 1.112 Royalty Term 8.4 Secondary Market Countries 4.2.2(b) Selling Party 1.72 Stock Purchase Agreement 8.1.2 Subcommittee 3.1.1 Sublicense 5.5 Sublicensee 5.5 Supplemental Ingredient(s) 1.72 Target Nomination Period 2.1.2 Term 14.1 Title 11 5.8 Third Party Claims 13.1 Transition Plan 4.3 Voyager Preamble 19 Withholding Tax Action 8.11.3 Working Group 3.3.1 ARTICLE 2 COLLABORATION; PRE-TRANSITION DEVELOPMENT 2.1 Collaboration and Programs. 2.1.1 Collaboration. The Parties agree to collaborate on the conduct of four (4) Programs under this Agreement: the AADC Program, the FA Program and two (2) Discovery Programs. The Development, Manufacturing and Commercialization activities for Collaboration Candidates and Collaboration Products conducted pursuant to this Agreement under all four Programs, as well as any such activities conducted pursuant to any Co-Co Agreement, together, shall constitute the “Collaboration”. 2.1.2 Selection of Targets for Discovery Programs. Within [...***...] after the Effective Date, the Parties shall agree to a list of up to eight (8) Targets (the “Potential Target List”) from which Neurocrine will have the right, after consultation with Voyager, to nominate Targets for the two (2) Discovery Programs by written notice to the JSC, which nomination shall occur within [...***...] after the Parties’ designation of the Potential Target List (the “Target Nomination Period”). Promptly following each such nomination by Neurocrine, Voyager shall provide Neurocrine with an analysis of such proposed Target, including technological feasibility, intellectual property protection, whether any In-License Agreement would be applicable to such Discovery Program, preliminary development timelines and a preliminary budget. Promptly thereafter, the JSC shall hold a meeting to discuss each proposed Target and determine whether to approve such proposed Target as a Discovery Target. Each Discovery Target must be approved by consensus of the JSC (or, if applicable, consensus of the Executive Officers), and upon approval by the JSC or Executive Officers of a Target nominated by Neurocrine, such Target will become a Discovery Target. Promptly thereafter, Voyager shall update Schedule 1.37 to include any Existing In-License Agreements applicable to such Discovery Program. Voyager may not withhold approval of any proposed Discovery Target selected from the Potential Target List unless Voyager has a bona fide technical reason or other substantial concern that the proposed Discovery Target is not suitable for conducting a Discovery Program. If Voyager withholds its approval of any Target from the Potential Target List proposed by Neurocrine as a Discovery Target, then (a) Voyager shall concurrently provide a written description of its technical reason or other substantial concern to Neurocrine and (b) Voyager shall not, during the [...***...] period after the end of the Target Nomination Period, conduct any activities, itself or with or through a Third Party, or grant a Third Party a license or otherwise enable a Third Party to conduct any activities, related to the development or commercialization of a Gene Therapy Product directed to such Target. If following the JSC’s approval of any Discovery Target, the JSC fails to approve an initial Development Plan therefor, such Discovery Target will no longer be a Discovery Target, the restriction in the preceding clause (b) will apply thereto, and Neurocrine shall within [...***...] nominate an additional Target from the Potential Target List as a Discovery Target pursuant 20 to this Section 2.1.2. Until the JSC’s approval of two (2) Discovery Targets and Development Plans therefor, Voyager shall not conduct any activities, itself or with or through a Third Party, or grant a Third Party a license or otherwise enable a Third Party to conduct any activities, related to the development or commercialization of a Gene Therapy Product directed to a Target on the Potential Target List. The foregoing restriction shall terminate upon the JSC’s approval of the second Discovery Target and Development Plan therefor. 2.1.3 Conduct of Programs. (a) Existing Programs. Voyager shall conduct each Existing Program pursuant to the applicable Existing Program Development Plan. The JSC shall, prior to the end of each Calendar Year prior to the applicable Transition Date, review the Existing Program Development Plans and determine whether to update such plans, including to prepare a detailed budget for the subsequent Calendar Year. A Party may also develop and submit to the JSC from time to time proposed substantive amendments to the AADC Program Development Plan or the FA Program Development Plan. The JSC shall review such proposed amendments and may approve such proposed amendments or any other proposed amendments that the JSC may consider from time to time in its discretion and, upon any such approval by the JSC, the AADC Program Development Plan or FA Program Development Plan, as applicable, shall be amended accordingly. (b) Discovery Programs. Each Discovery Program shall be conducted pursuant to a research plan and associated budget (each such research plan, including the associated budget, a “Discovery Program Development Plan”). Each Discovery Program Development Plan shall set forth the activities to be conducted with respect to the applicable Discovery Program prior to the applicable Transition Date, and, subject to any mutually agreed contributions from Neurocrine pursuant to Section 2.1.7, shall assign to Voyager responsibility for all Development and associated Manufacturing activities with respect to such Discovery Program until filing by Neurocrine of the IND with respect to such Discovery Program. Following the JSC’s approval of a Target as a Discovery Target, Voyager shall prepare the initial draft of the applicable Discovery Program Development Plan and submit it to the JSC for review and approval. The JSC shall approve each initial Discovery Program Development Plan with respect to each Discovery Program in accordance with Section 3.1.2(d). The JSC shall, prior to the end of each Calendar Year prior to the applicable Transition Date, review and update, as appropriate, each Discovery Program Development Plan, including preparing a detailed budget for the subsequent Calendar Year. A Party may also develop and submit to the JSC from time to time proposed substantive amendments to any Discovery Program Development Plan. The JSC shall review such proposed amendments and may approve such proposed amendments or any other proposed amendments that the JSC may consider from time to time in its discretion and, upon any such approval by the JSC, the applicable Discovery Program Development Plan shall be amended accordingly. 2.1.4 Voyager Program Responsibilities. Except as otherwise provided in this Agreement or the applicable Development Plan, Voyager shall have sole responsibility for the conduct of each Program (including any Clinical Trials and Manufacture of Collaboration Candidates and Collaboration Products) until the Transition Date with respect to such Program (and responsibility for any post-Transition Date activities that the Parties mutually agree in accordance with this Agreement). Subject to the terms and conditions of this Agreement, until the

21 earlier of (i) the Transition Date or (ii) termination of the applicable Program by the JSC or by a Party pursuant to Article 14, Voyager shall use Commercially Reasonable Efforts to Develop VY- AADC, VY-FXN01 and each other Development Candidate and to identify Development Candidates in the Discovery Programs and FA Program, and shall conduct all Development of Collaboration Candidates, including Development Candidates, in accordance with the applicable Development Plan. There shall be no more than two (2) Development Candidates per Program in each of the FA Program and each Discovery Program, unless otherwise mutually agreed by the Parties. Voyager shall conduct all activities allocated to it under the Development Plans and shall use Commercially Reasonable Efforts to comply with the timelines and budgets therein. 2.1.5 Voyager Development Breach. If Voyager materially breaches its obligations with respect to the conduct of activities under the Development Plan for a Discovery Program and fails to cure such breach within [...***...] after written notice of such breach from Neurocrine, then Neurocrine shall have the right, but not the obligation, to assume the conduct of the applicable Program, itself or through an Affiliate or Third Party contractor (other than a competitor of Voyager), by written notice to Voyager. If Neurocrine elects to assume the conduct of any Program, then Voyager shall conduct all activities and provide all assistance reasonably necessary to transition the Program to Neurocrine or its permitted designee, including the transfer of Voyager Know-How and the provision of materials. Notwithstanding anything the contrary herein, in such event, Neurocrine shall not be responsible to reimburse any Development Costs incurred by Voyager to conduct any activities that were not properly conducted by Voyager or whose conduct Neurocrine has assumed. 2.1.6 Voyager Reporting Obligations. On a Calendar Quarterly basis until all four Transition Events have occurred, in advance of each regularly-scheduled JSC meeting, Voyager shall provide Neurocrine with a reasonably detailed report describing the activities undertaken and accomplishments achieved under each Development Plan, setting forth the Development Costs incurred to conduct such activities and including a copy of all results generated by Voyager in the performance of such Development Plan, in each case since the last such report. Voyager shall promptly respond to Neurocrine’s reasonable requests for more information with respect to each such Calendar Quarterly report with respect to any Program. In addition, at Neurocrine’s request in between such quarterly reports, Voyager shall provide all information reasonably requested by Neurocrine, including results and Development Costs incurred. 2.1.7 Neurocrine Program Responsibilities. On a Program-by-Program basis with regard to each Program, prior to the Transition Date with respect to such Program, Neurocrine shall, at Neurocrine’s cost and expense, (a) contribute Development expertise to such Program as determined by the JSC and (b) provide reasonable Development assistance to Voyager during the conduct of such Program, where such assistance is reasonably requested by Voyager and approved by the JSC based on particular Neurocrine expertise. 2.1.8 Neurocrine Reporting Obligations. On a Calendar Quarterly basis for the AADC Program and the FA Program and on an annual basis for the Discovery Programs, following the Transition Event on a Program-by-Program basis, in advance of the regularly-scheduled JSC meeting, Neurocrine shall provide Voyager with a reasonably detailed report describing the activities undertaken and accomplishments achieved under each Program, including a summary of all results generated by Neurocrine under each Program, in each case since the last such report. In 22 addition, prior to the Transition Event on a Program-by-Program basis, to the extent Neurocrine has conducted any activities under a Development Plan since the preceding JSC meeting, Neurocrine shall provide Voyager with a reasonably detailed report describing all activities undertaken and accomplishments achieved under each Development Plan, including a copy of all results generated by Neurocrine in the performance of such Development Plan, in each case since the last such report. Neurocrine shall promptly respond to Voyager’s reasonable requests for more information with respect to each such Calendar Quarterly or annual report with respect to any Program. 2.1.9 Development Candidates. (a) On a Program-by-Program basis with respect to the FA Program and each Discovery Program, prior to the applicable Transition Date, Voyager shall notify Neurocrine of potential Development Candidates that are Developed by or on behalf of Voyager under such Program. Based upon the Development Candidate Criteria and the results of Development activities with respect to the FA Program or any Discovery Program, either Party may nominate a development candidate for such Program by providing written notification thereof to the JSC. (b) Following nomination of a development candidate by either Party, the JSC shall determine whether such nominated development candidate meets the Development Candidate Criteria. Voyager shall respond to reasonable requests from the JSC for additional information regarding each nominated development candidate. If the JSC agrees that a nominated development candidate meets the Development Candidate Criteria, or if the JSC otherwise decides to designate a Collaboration Candidate as a Development Candidate notwithstanding its failure to achieve the Development Candidate Criteria, then such nominated development candidate shall thereafter be deemed to be a Development Candidate hereunder. 2.2 Development Costs. 2.2.1 In General. Neurocrine shall be responsible for all Development Costs incurred by Voyager in connection with Voyager’s performance under each applicable Development Plan in accordance with the terms of this Agreement, provided that such Development Costs are in accordance with the budget set forth in such Development Plan, subject to Section 2.2.2. 2.2.2 Payment. Within [...***...] following the end of each Calendar Quarter in which Voyager conducts activities under a Development Plan, Voyager shall provide Neurocrine with a preliminary report detailing, on a Program-by-Program basis, all Development Costs actually incurred by Voyager in such Calendar Quarter to conduct its activities under each Development Plan in accordance with the budget in such Development Plan. Within [...***...] following the end of each Calendar Quarter in which Voyager conducts activities under a Development Plan, Voyager shall provide Neurocrine with an invoice detailing, on a Program-by- Program basis, all Development Costs actually incurred by Voyager in such Calendar Quarter to conduct its activities under each Development Plan in accordance with the budget in such Development Plan. Voyager shall include with each invoice documentation for any individual Out- of-Pocket Costs in excess of [...***...] Dollars ($[...***...]). To the extent that the invoiced amounts for each activity are less than or equal to [...***...] percent ([...***...]%) of the corresponding amounts set forth in the budget in the applicable Development Plan, Neurocrine 23 shall pay each such invoice, unless subject to a bona fide dispute, within [...***...] after receipt thereof. Neurocrine shall have the right to conduct an audit of Voyager’s books and records to verify the amount of Development Costs pursuant to Section 8.7. Such audit shall not be performed more frequently than [...***...] period. If Voyager anticipates that the FTE Costs or Out-of-Pocket Costs it incurs to conduct any activity under a Development Plan will exceed, or if any such costs do exceed, the amount set forth in the applicable budget for such activity by more than [...***...] percent ([...***...]%), Voyager shall promptly notify the JSC, and the JSC shall discuss in good faith and decide whether to increase such budget. 2.3 Records of Activities. Each Party shall maintain complete, current and accurate records of all Development activities conducted by it under the Collaboration, and all data and other information resulting from such activities. Such records shall fully and properly reflect all work done and results achieved in the performance of such Development activities in good scientific manner appropriate for regulatory and patent purposes. Each Party shall document all non-clinical studies and clinical trials for Programs in formal written study records according to applicable Laws, including national and international guidelines such as the International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use, GCP, GLP and cGMP. Neurocrine shall have the right to review and copy such records maintained by Voyager at reasonable times, as reasonably requested by Neurocrine. 2.4 No Representation. No Party makes any representation, warranty or guarantee that the Collaboration will be successful, or that any other particular results will be achieved with respect to the Collaboration, any Program or any Collaboration Product. 2.5 Subcontracting. Subject to the terms of this Agreement, each Party shall have the right to engage Affiliates or Third-Party subcontractors (including contract manufacturing organizations) to perform its Development or Manufacturing obligations under this Agreement. Any such Affiliate or subcontractor shall meet the qualifications typically required by such Party for the performance of work similar in scope and complexity to the subcontracted activity and perform such work consistent with the terms of this Agreement; provided, however, that a Party engaging an Affiliate or subcontractor hereunder shall remain fully responsible and obligated for all activities performed by such Affiliate or subcontractor. Unless otherwise agreed by the Parties, each Party will obligate each of its Third-Party subcontractors hereunder to agree in writing to assign to such Party ownership of, or, solely after using reasonable efforts to obtain such an assignment and being unable to obtain such an assignment, grant to such Party an exclusive, royalty-free, worldwide, perpetual and irrevocable license (with the right to freely grant sublicenses through multiple tiers) to, any inventions arising under its agreement with such Third Party to the extent related to or resulting from the Development, Manufacture or Commercialization of Collaboration Products; and such Party shall structure such assignment or exclusive license so as to enable such Party to license or sublicense such Third Party inventions to the other Party pursuant to the applicable provisions of this Agreement (including permitting such other Party to grant further sublicenses in accordance with this Agreement). 2.6 Academic Collaborators. If any Party collaborates with an academic institution or one or more individuals at an academic institution to Develop Collaboration Products, such Party shall be required to obligate such academic collaborator to agree in writing to grant the same rights specified in Section 2.5 with respect to ownership or licenses to inventions; it being understood 24 and agreed that, solely in the case of academic collaborations to Develop Collaboration Products which are not reasonably expected by the applicable Party to result in inventions related to composition of matter or methods of use, in lieu of the rights specified in Section 2.5, it shall be sufficient for such Party to obtain a non-exclusive, worldwide, royalty-free, perpetual license (with the right to freely grant sublicenses through multiple tiers) to, and a right to negotiate for an exclusive license, with the right to grant sublicenses to, any such inventions, which sublicensing rights must permit sublicensing to the other Party pursuant to the applicable provisions of this Agreement (including permitting such other Party to grant further sublicenses in accordance with this Agreement). ARTICLE 3 MANAGEMENT OF THE COLLABORATION 3.1 Joint Steering Committee and Subcommittees. 3.1.1 The Parties hereby establish the Joint Steering Committee (the “JSC”) to serve as the oversight and decision-making body for the activities to be conducted by the Parties pursuant to this Agreement, as more fully described in this Article 3. The Parties anticipate that the JSC will not be involved in day-to-day implementation of the activities under this Agreement but shall have the responsibilities and decision-making authority set forth herein or as mutually agreed by the Parties in writing from time to time. The JSC may establish subcommittees as set forth in Section 3.2 (each a “Subcommittee”). 3.1.2 Responsibilities. The JSC shall perform the following functions with respect to the Collaboration, subject to the final decision-making authority of the respective Parties as set forth in Section 3.6: (a) serve as an information transfer vehicle, from time to time, to facilitate discussions regarding the Development of Collaboration Products; (b) review and determine whether to update the Existing Program Development Plans or Discovery Program Development Plans (including related budgets) at the end of each Calendar Year in accordance with Sections 2.1.3(a); (c) discuss and approve as a Discovery Target any Target proposed by Neurocrine under Section 2.1.2; (d) within [...***...] after submission by Voyager pursuant to Section 2.1.3(b), review, provide comments on and approve each Discovery Program Development Plan; (e) review and approve any substantive amendments to a Development Plan proposed by a Party, including any amendments to the budget therein; (f) establish the Development Candidate Criteria for the FA Program promptly after the Effective Date and for each Discovery Program promptly after approval of the Development Plan therefor;

25 (g) review and approve the designation of each Development Candidate in accordance with Section 2.1.9(b); (h) discuss and determine what CMC and Development expertise, if any, Neurocrine shall contribute to each Program in accordance with Section 2.1.7; (i) review and discuss progress reports on the Development activities submitted by each Party, including the reports submitted by Voyager under Section 2.1.6 and by Neurocrine under Section 2.1.8; (j) address any issues or disputes arising from the conduct of the Development activities hereunder; (k) determine whether Proof of Mechanism has been established for the FA Program and for each Discovery Program; (l) on a Program-by-Program basis for those Programs for which Voyager has exercised the Co-Co Option, review and approve plans for co-Development and co- Commercialization in accordance with the Co-Co Agreements to be entered into by the Parties; (m) on a Program-by-Program basis for the Discovery Programs and those Programs for which Voyager has a Co-Co Option but has not exercised such Co-Co Option (i) review and, to the extent related to Development of Collaboration Products, approve the Neurocrine Plan, (ii) review and approve any amendments to the Neurocrine Plan to the extent related to the Development of Collaboration Products, and (iii) review (but not approve) any amendments to the Neurocrine Plan related to the Commercialization of Collaboration Products; (n) if Voyager exercises its Co-Co Option with respect to the AADC Program, review and approve branding decisions with respect to the Co-Co Products thereunder; (o) resolve disputes between the Parties with respect to the Co-Co Programs; (p) review the progress reports on the Development and Commercialization activities submitted by Neurocrine in accordance with Section 4.2.4; (q) determine that successful Development under a Development Plan is not commercially or scientifically viable, and terminate such Program, thereby deeming such program a Terminated Program; (r) review and discuss Collaboration Product formulation and formulation optimization; (s) periodically review and provide comments on the Development and post-approval status of each Collaboration Product; (t) review and discuss manufacturing scale-up, validation and Collaboration Product supply; 26 (u) review and discuss any potential Future In-License Agreements and reports or recommendations of the JSC; (v) discuss patent term extensions in accordance with Section 10.2.7; (w) review and discuss any reports or recommendations of the Joint R&D Working Group; (x) review and discuss any reports or recommendations of the Collaboration IP Working Group; (y) review and discuss any reports or recommendations of the Joint CMC Working Group; (z) review and resolve any disputes of the Joint R&D Working Group, the Collaboration IP Working Group, the Joint CMC Working Group or any other Subcommittee or Working Group; (aa) form such Subcommittees and additional Working Groups as it deems necessary to achieve the objectives and intent of this Agreement; (bb) assign responsibilities that may fall within the purview of more than one Subcommittee to a particular Subcommittee or more than one Working Group to a particular Working Group; and (cc) perform such other responsibilities as may be assigned to the JSC pursuant to this Agreement or as may be mutually agreed upon by the Parties in writing from time to time. Except with respect to Co-Co Products in the Co-Co Territory as set forth in Section 4.1.2(a), the JSC will not have any decision-making authority with respect to Commercialization of Collaboration Products, including the content of the Neurocrine Plans to the extent related to Commercialization. For clarity, the JSC shall not have any authority beyond the specific matters set forth in this Section 3.1.2, and in particular shall not have any power to amend or modify the terms of this Agreement or waive a Party’s compliance with this Agreement. 3.2 Formation and Dissolution of Subcommittee(s). The JSC may, in its discretion, establish Subcommittees from time to time to handle specific matters within the scope of the JSC’s area of authority and responsibility, and no Subcommittee’s authority and responsibility may be greater than that of the JSC itself. Each Subcommittee shall have such authority and responsibility as determined by the JSC from time to time, and decisions and recommendations of any Subcommittee shall be made in accordance with Section 3.6. The JSC shall determine when each Subcommittee it forms shall be dissolved. 3.3 Working Groups. 3.3.1 Formation of Working Groups. From time to time, the Parties, the JSC or any Subcommittee (each, a “Committee”) may establish a working group (each, a “Working 27 Group”) to oversee particular projects or activities. Each Working Group shall undertake the activities allocated to it herein or delegated to it by the Committee to which it reports. During the process of establishing a Working Group, such Working Group and the Committee to which it reports shall agree regarding which matters such Working Group will resolve on its own and which matters such Working Group will advise the Committee regarding (and with respect to which such advice-specific matters the Committee will resolve); provided that the Parties acknowledge and agree that each Working Group is intended to function primarily in a supporting role providing advice to the Committee to which it reports, but that each Working Group will be best positioned to provide expedited guidance and decisions regarding certain operational matters as determined by the Committee to which such Working Group reports. (a) Joint R&D Working Group. The Parties shall establish a joint research and development working group (the “Joint R&D Working Group”) within [...***...] following the Effective Date. The Joint R&D Working Group will be responsible for the oversight of the day-to-day implementation of (i) the Development activities conducted prior to the applicable Transition Event under this Agreement and (ii) providing the JSC with all relevant information and any recommendations necessary for the JSC to exercise its decision-making authority set forth in Section 3.6 with respect to such Development activities. The Joint R&D Working Group will report to the JSC. (b) Collaboration IP Working Group. The Parties shall establish an intellectual property working group (the “Collaboration IP Working Group”) within [...***...] following the Effective Date. The Collaboration IP Working Group will be responsible for providing the JSC and the Parties with guidance with respect to matters relating to (i) the preparation, filing, prosecution and maintenance of Voyager Licensed Patent Rights and Joint Patent Rights, (ii) freedom-to-operate matters, (iii) discussing any challenges to any Third Party’s Patent Rights that may Cover any Collaboration Products, and (iv) advising the JSC regarding which of the Existing In-License Agreements are relevant to any Collaboration Products. The Collaboration IP Working Group will report to the JSC. (c) Joint CMC Working Group. The Parties shall establish a joint Manufacturing working group (the “Joint CMC Working Group”) within [...***...] following the Effective Date. The Joint CMC Working Group will be responsible for providing the JSC and the Parties with guidance with respect to matters relating to the generation and maintenance of chemistry, manufacturing and controls (CMC) data required by applicable Law to be included or referenced in, or otherwise support, an IND or Regulatory Approval Application and coordinating the sharing and exchange of such data between Voyager and Neurocrine. The Joint CMC Working Group will report to the JSC. 3.4 Membership. Each Committee shall be composed of an equal number of representatives appointed by each of Voyager and Neurocrine. The JSC shall be comprised of [...***...] representatives of each Party, and each other Committee shall be comprised of such number of representatives of each Party as is agreed upon by the Parties. Each Party shall appoint at least one (1) representative to each Working Group and shall have the right, but not the obligation, to appoint the same number of representatives to any Working Group as are appointed by the other Party to such Working Group. Each individual appointed by a Party as a representative to the JSC shall be an employee of such Party. Each individual appointed by a Party as a 28 representative to any Subcommittee or Working Group shall be an employee of such Party, an employee of such Party’s Affiliate or, upon the other Party’s approval, a contractor to such Party or its Affiliate; provided that, with respect to the Collaboration IP Working Group, either Party may appoint outside intellectual property counsel as a representative. Each Party may replace any of its Committee or Working Group representatives at any time upon written notice to the other Party, which notice may be given by e-mail sent to the other Party’s co-chairperson of such Committee and, with respect to a change of representatives to any Working Group, to the other Party’s co-chairperson of the Committee to which such Working Group reports. Each Committee and Working Group shall be co-chaired by one designated representative of each Party. Any member of a Committee or Working Group may designate a substitute who is an employee of the applicable Party to attend and perform the functions of that member at any meeting of such Committee, as applicable. Notwithstanding the foregoing, each Party shall ensure at all times during the existence of a Committee or Working Group that its representatives (including any replacements or substitutes therefor) on such Committee or Working Group are appropriate in terms of seniority, experience, expertise and decision-making authority and are subject to obligations of confidentiality and non-use with respect to the other Party’s Confidential Information that are no less stringent than those set forth in Article 11. 3.5 Meetings. 3.5.1 The co-chairpersons shall be responsible, with respect to their Committee or Working Group, as applicable, for (a) calling meetings; (b) preparing and circulating an agenda in advance of each meeting; provided that the co-chairpersons shall include any agenda items proposed by either Party on such agenda; (c) ensuring that all decision-making is carried out in accordance with the voting and dispute resolution mechanisms set forth in this Agreement; and (d) preparing and issuing minutes of each meeting within [...***...] (or such shorter time as is agreed by the relevant Committee or Working Group) thereafter. The location of regularly scheduled meetings shall alternate between Voyager’s offices located in Cambridge, Massachusetts and Neurocrine’s offices located in San Diego, California, unless otherwise agreed by such Committee or Working Group. Such Committee or Working Group may also determine that a meeting will instead be held telephonically, by video conference or by any other media; provided, however, that the JSC shall hold at least one (1) meeting in person each Calendar Year. For the avoidance of doubt, each Party may designate the same individual as a representative on more than one Committee or Working Group. Each Party will bear all expenses it incurs in regard to participating in all meetings of each Subcommittee and Working Group, including all travel and living expenses. 3.5.2 The JSC shall meet at least once each Calendar Quarter prior to the time of First Commercial Sale of a Collaboration Product from all Programs, and annually thereafter, or more or less frequently as the Parties mutually deem appropriate, on such dates and at such places and times as provided herein or as the Parties shall agree. 3.6 Decision-Making. 3.6.1 Escalation to JSC. Except as otherwise provided herein, all decisions of each Committee and each Working Group shall be made by consensus, with all of a Party’s voting members collectively having one (1) vote. If a Committee or Working Group other than the JSC

29 is incapable of reaching unanimous agreement on a matter before it within [...***...] after first attempting to decide such matter, the matter shall be referred to the JSC for resolution. If the JSC is incapable of reaching unanimous agreement on a matter before it within [...***...] after first attempting to decide such matter and after having at least [...***...], unless agreed otherwise in writing by the Parties, such agreement not to be unreasonably withheld, conditioned or delayed, the matter shall be resolved in accordance with Section 3.6.2. 3.6.2 Escalation to the Executive Officers. If the JSC cannot agree on a matter within [...***...] after it has first attempted to reach such decision and, unless agreed otherwise pursuant to Section 3.6.1, after having at least [...***...], then either Party may, by written notice to the other, have such issue referred to the Executive Officers for resolution. The Parties’ respective Executive Officers shall meet within [...***...] after such matter is referred to them, after having at least [...***...], unless agreed otherwise in writing by the Parties, and shall negotiate in good faith to resolve the matter. 3.6.3 Escalation to the Parties. If the Executive Officers are unable to resolve the matter within [...***...] after the matter is referred to them, then: (a) Existing Programs. With respect to each Existing Program: (i) Prior to the exercise by Voyager of its Co-Co Option for such Program, Neurocrine shall have the right to decide such unresolved matter; (ii) From and after the timely exercise by Voyager of its Co-Co Option for such Program, (A) to the extent the unresolved matter relates to the Development or Manufacturing prior to commercial launch in the Co-Co Territory of Collaboration Products in such Program, neither Party shall have the right to decide such unresolved matter and such unresolved matter shall be deadlocked until resolved by mutual agreement of the Parties or the JSC, (B) to the extent the unresolved matter relates to the Manufacturing or Commercialization in the Co-Co Territory of the Collaboration Products in such Program, Neurocrine shall have the right to decide such unresolved matter; and (C) to the extent the unresolved matter relates to the Development, Manufacturing following commercial launch or Commercialization outside of the Co-Co Territory of Collaboration Products in such Program, Neurocrine shall have the right to decide such unresolved matter; and (iii) If Voyager does not timely exercise its Co-Co Option with respect to such Program, then Neurocrine shall have the right to decide such unresolved matter. Notwithstanding the foregoing, in no event shall any Committee or Working Group, without Voyager’s explicit agreement, or Neurocrine alone have the power or authority to (1) cause Voyager to deviate from its hiring plan for the AADC Program through completion of the Existing Pivotal Trial as it pertains to work through the Transition Date for the AADC Program, (2) cause Voyager to deviate from its hiring plan for the FA Program through completion of the first Phase 1 Clinical Trial for the FA Program as it pertains to work through the Transition Date for the FA Program, or (3) cause Voyager to reallocate or realign its existing personnel as of the Effective Date in relation to any Existing Program. 30 (b) Discovery Programs. Neurocrine shall have the right to resolve all unresolved matters relating to the Discovery Programs, provided that Neurocrine shall not have the right to approve (i) any proposed Target as a Discovery Target, (ii) the initial Discovery Program Development Plan for each Discovery Program or (iii) any Development Plan or amendment thereto that would require Voyager to conduct any activities thereunder for which Voyager does not have, and is not able to obtain with the exercise of Commercially Reasonable Efforts, sufficient personnel or resources, or to conduct any activities that are not included in the budget in such Development Plan; provided, however, that in no event shall any Committee, Working Group or any Party alone have the power or authority to (1) amend this Agreement, (2) determine whether a Party has fulfilled or breached its obligations under this Agreement, (3) impose any requirements on either Party to undertake obligations beyond those for which it is responsible, or to forgo any of its rights, under this Agreement, (4) make a decision that is expressly stated under this Section 3.6.3 to require the mutual agreement of the Parties or of the JSC, (5) make a decision that could reasonably be expected to cause Voyager to breach an In-License Agreement or give rise to the right of the applicable Inbound Licensor to take any action under such In-License Agreement, or (6) require any Party to perform any act that it reasonably believes to be inconsistent with any Law. Any decision made by the Executive Officers in accordance with Section 3.6.2 or by a Party in accordance with this Section 3.6.3 shall be considered a decision made by the JSC. 3.7 Alliance Managers. Promptly after the Effective Date, each Party shall appoint an individual (who may not be a then-current member of the JSC) to act as alliance manager for such Party (each, an “Alliance Manager”). Each Alliance Manager shall thereafter be permitted to attend meetings of the JSC as a nonvoting observer, subject to the confidentiality provisions of Article 11. The Alliance Managers shall be the primary point of contact for the Parties regarding the activities contemplated by this Agreement. The Alliance Managers shall also be responsible for assisting the JSC in performing its oversight responsibilities. The name and contact information for each Party’s Alliance Manager, as well as any replacement chosen by such Party, in its sole discretion, from time to time, shall be promptly provided to the other Party in accordance with Section 15.8. 3.8 Authority. Each Party will retain the rights, powers and discretion granted to it under this Agreement and no such rights, powers or discretion will be delegated to or vested in the JSC or any other Subcommittee or any Working Group unless such delegation or vesting of rights is expressly provided for in this Agreement or the Parties expressly so agree in writing. ARTICLE 4 POST-TRANSITION ACTIVITIES 4.1 Co-Development and Co-Commercialization. 4.1.1 Voyager’s Opt-In Right. On an Existing Program-by-Existing Program basis, Voyager shall have the right to elect to co-develop and co-commercialize Collaboration Products that are the subject of such Existing Program in the United States (the “Co-Co Option”) by providing Neurocrine with written notice of such election within [...***...] following the applicable Co-Co Trigger Date. Upon such exercise, the Parties shall negotiate in good faith and 31 enter into an agreement, which shall be based on terms and conditions substantially the same as those set forth in this Section 4.1 and otherwise consistent with this Agreement (each such agreement, a “Co-Co Agreement”), pursuant to which the Parties will jointly Develop and Commercialize and share in the Development Costs, Commercialization costs and profit or loss resulting from the Development and Commercialization of such Collaboration Products in the United States (the “Co-Co Territory”). Once Voyager exercises the Co-Co Option with respect to an Existing Program, each Collaboration Product in such Existing Program shall be designated a “Co-Co Product” hereunder and such Existing Program shall be designated a “Co-Co Program” hereunder, and the Parties will share Development Costs incurred thereafter. The “Co-Co Trigger Date” shall mean (a) with respect to the AADC Program, Voyager’s receipt of topline data with respect to the Existing Pivotal Trial, which data Voyager shall submit to Neurocrine promptly after availability thereof and (b) with respect to the FA Program, the date upon which the JSC determines that Proof of Mechanism has been achieved. 4.1.2 Co-Co Agreement General Principles. It is the intent of the Parties that Development and Commercialization of each Co-Co Product in the Co-Co Territory under the applicable Co-Co Agreement will be conducted in accordance with the following principles, except as otherwise mutually agreed by the Parties in writing. The Parties shall take into account and attempt to implement the following principles in their decision-making, including preparation, review and approval of any updates to and amendments of the Development plan and Commercialization plan under such Co-Co Agreement: (a) Development and Commercialization of each Co-Co Product in and for the Co-Co Territory shall be conducted according to a mutually agreed Development plan and Commercialization plan, respectively, prepared and updated periodically by Neurocrine, in consultation with Voyager, and submitted to the JSC for review and approval. Such plans shall (i) set forth the Development activities and Commercialization activities, respectively, to be undertaken by the Parties with respect to the applicable Co-Co Product in and for the Co-Co Territory in the subsequent [...***...], (ii) be updated at least [...***...] and (iii) include a related detailed budget. Either Party may propose amendments to a Development plan or Commercialization plan to the JSC for review and approval. No Development or Commercialization activities shall be delegated to a Party in the Development plan or Commercialization plan (or any amendment thereto) without such Party’s prior agreement. Each Party will use Commercially Reasonable Efforts to perform the Development and Commercialization activities delegated to such Party in the Development plan and Commercialization plan, as applicable. Each Party’s Development Costs for the Co-Co Program shall be calculated in a manner consistent with Development Costs calculation under this Agreement (including related definitions). FTE Costs with respect to Commercialization costs for the Co-Co Program shall be calculated in a manner consistent with this Agreement. Notwithstanding the foregoing, the terms of the Co-Co Agreement (i) shall not require any realignment or decrease in the size of the then Neurocrine field forces, and (ii) shall be reasonably directed to maximize sales of the Co-Co Product. (b) The Development plan and the Commercialization plan under the Co-Co Agreement shall each include an allocation of responsibilities between the Parties reasonably and equitably determined after taking into consideration each Party’s expertise, capabilities, staffing and available resources to take on such activities. Notwithstanding the 32 foregoing, but subject to the last sentence of Section 4.1.2(a), the Development plan and the Commercialization plan under the Co-Co Agreement shall include meaningful participation in Development activities, Commercialization activities (including participation in field sales and detailing), preparation for Commercialization, and medical affairs activities by Voyager (unless otherwise agreed by Voyager), provided that in all cases Neurocrine will be responsible for booking sales of Collaboration Products. (c) The Parties shall share Development and Commercialization costs incurred by either Party or its Affiliates in accordance with the applicable budgets in conducting activities for the Co-Co Territory in accordance with the applicable Co-Co Rate pursuant to the Development plan and Commercialization plan under the Co-Co Agreement. The Co-Co Agreement shall provide that (i) if either Party incurs Development Costs or Commercialization costs in excess of [...***...] percent ([...***...]%) of the Development Costs or Commercialization costs, as applicable, budgeted for activities assigned to such Party in the budget of the then-current version of the Development plan or Commercialization plan, as applicable, then such Party shall be solely responsible for such excess costs unless such Party has received the other Party’s written approval to share such excess costs and (ii) global Development Costs incurred for Development activities that support Regulatory Approval in the Co-Co Territory and in other countries of the Territory shall be reasonably and equitably allocated to the Co-Co Program in accordance with the reasonably expected proportion of Co-Co Product sales in the Co-Co Territory as compared with other countries in the Territory, as mutually agreed by the Parties. (d) All profit or loss (which shall be defined in the Co-Co Agreement in a customary manner) and any amounts due to any Inbound Licensor under an In-License Agreement from and after the exercise of the Co-Co Option (including royalty, milestone, and sublicense income payments) with respect to the Co-Co Products shall be shared between the Parties at the Co-Co Rate, to the extent such amounts are allocable to the Co-Co Territory. Proceeds of the sale of any PRV granted to Neurocrine in connection with the approval of the BLA for a Co-Co Product shall be considered Net Sales for the Co-Co Program and costs and expenses associated with any Third Party engaged to facilitate such sale shall be considered a cost for the Co-Co Program, but only if Voyager approves of the engagement of such Third Party prior to such sale. Notwithstanding Sections 13.1.1(c) or 13.2.3, and regardless of the Parties’ respective insurance coverages, any losses incurred by either Party arising from Third Party Claims related to Exploitation of the Co-Co Products in or for the Co-Co Territory, including Third Party Claims based on intellectual property infringement, product liability or personal injury, shall be shared between the Parties at the Co-Co Rate, except to the extent resulting from the gross negligence, recklessness or intentional misconduct of a Party or any of its Affiliates or its or their respective directors, officers, employees, agents or representations or a Party’s breach of this Agreement. (e) Neurocrine’s obligation to pay the royalty set forth in Sections 8.3.1(a) and 8.3.2(a) shall terminate, and Neurocrine’s obligation to make milestone payments with respect to such Co-Co Products shall be modified as set forth in Section 8.2(b). (f) Regardless of the specific division of responsibility between the Parties for particular activities at any particular time, the JSC shall serve as a conduit for sharing information, knowledge and expertise relating to the Development and Commercialization of each Co-Co Product.

33 (g) The Co-Co Agreement shall specify that the mutual consent of both Parties shall be required to Develop and Commercialize each Co-Co Product with any Third Party in the Co-Co Territory, including the sale, licensing or divestiture of marketing rights or product assets as to such Co-Co Product in the Co-Co Territory. (h) The dispute resolution provisions in the Co-Co Agreement shall mirror Sections 15.2 and 15.3 of this Agreement and the Parties shall agree that any arbitration brought under a Co-Co Agreement may be consolidated with an arbitration brought under another Co-Co Agreement or this Agreement. 4.1.3 Co-Co Rate. Each Party shall receive (in the case of profits) or pay (in the case of losses), as applicable, its allocable share of profit and losses with respect to each Co-Co Product in the Co-Co Territory. The rate at which the Parties shall share in such profit and losses is referred to herein as the “Co-Co Rate”. The Co-Co Rate for the FA Program shall be 60% for Neurocrine and 40% for Voyager, and the Co-Co Rate for the AADC Program shall initially be 50% for each of Neurocrine and Voyager; provided that, Neurocrine may elect, by delivery of written notice and payment to Voyager of the Rate-Shifting Fee within [...***...] of BLA acceptance for filing by the FDA with respect to the Co-Co Product for the AADC Program, to change the Co-Co Rate for the AADC Program to 55% for Neurocrine and 45% for Voyager. The “Rate-Shifting Fee” shall be Thirty-Five Million Dollars ($35,000,000). If Neurocrine so elects, the Co-Co Rate shall be adjusted effective as of the first day of the month following Neurocrine’s election, and there shall be no credit or accounting for profit and losses shared by the Parties prior to such date. If Neurocrine does not notify Voyager of its election and pay the Rate-Shifting Fee within such [...***...] period, then the Co-Co Rate for Co-Co Products in the AADC Program shall remain 50% for each of Neurocrine and Voyager for the term of the applicable Co-Co Agreement. 4.1.4 Termination of Co-Co Agreement. (a) Voyager shall have the right to terminate any Co-Co Agreement for any or no reason on [...***...] prior written notice. For the avoidance of doubt, following termination of a Co-Co Agreement as set forth in this subsection (a), Voyager shall not be entitled to any refund or credit for amounts that it may have paid under such Co-Co Agreement prior to termination (other than amounts that may be payable or creditable to Voyager as a final reconciliation of its share of profits and losses through termination). (b) Neurocrine shall have the right to terminate any Co-Co Agreement upon a Change of Control of Voyager if the Acquirer is Developing or Commercializing a branded product that directly competes with a product being Developed or Commercialized by Neurocrine. In such event, the Parties will negotiate in good faith a reasonable royalty to Voyager (in excess of the applicable royalties in Section 8.3) that would approximate Voyager’s share (at the Co-Co Rate) of profit under the Co-Co Agreement, and if the Parties fail to agree on such share, the dispute will be submitted to an independent mutually agreed expert for determination, whose decision will be final and binding on the Parties. (c) If a Co-Co Agreement is terminated, as set forth above in this Section 4.1.4 or in accordance with the terms of such Co-Co Agreement, then (i) the Co-Co 34 Products from such Co-Co Program shall be deemed Collaboration Products (and not Co-Co Products) hereunder for the remainder of the Term, (ii) the Parties shall cease to share profit and loss with respect to such Collaboration Products and Neurocrine’s obligation to pay the royalties set forth in Sections 8.3.1(a) and 8.3.2(a), as applicable, shall be reinstated from and after the effective date of termination and (iii) Neurocrine’s obligations to make milestone payments with respect to such Collaboration Products shall thereafter be as set forth in Section 8.2(b) for Collaboration Products that are not Co-Co Products; provided, that Neurocrine shall not have any obligation to make milestone payments with respect to milestones that occurred prior to the effective date of termination of the Co-Co Agreement. 4.2 Neurocrine Development and Commercialization. 4.2.1 Neurocrine Responsibilities. From and after the Transition Date with respect to a Program that is not a Co-Co Program, Neurocrine shall be solely responsible at Neurocrine’s cost and expense for all Development, Manufacturing and Commercialization activities in connection with the Collaboration Products that are the subject of such Program in the Field in the Territory, which activities shall be conducted in accordance with the Neurocrine Plan and this Agreement; provided that Voyager shall provide reasonable Development assistance to Neurocrine as reasonably requested by Neurocrine and reasonably agreed by Neurocrine in connection with activities for which Voyager has expertise. Neurocrine shall reimburse Voyager for all Development Costs incurred by Voyager under this Section 4.2.1 within [...***...] of Voyager’s submission of an invoice therefor. 4.2.2 Neurocrine Diligence. (a) Major Market Countries. Neurocrine shall use Commercially Reasonable Efforts (i) to Develop, seek Regulatory Approval for and Commercialize at least one (1) Collaboration Product in each Program in each of [...***...] (collectively, the “Major Market Countries”) and (ii) to Commercialize at least one (1) Collaboration Product in each Program in each Major Market Country in which it receives Regulatory Approval and, if applicable, pricing and reimbursement approval for such Collaboration Product. (b) Secondary Market Countries. Neurocrine shall use Commercially Reasonable Efforts (i) to Develop, seek Regulatory Approval for and Commercialize Collaboration Products in [...***...] (collectively, the “Secondary Market Countries”) and (ii) to Commercialize such Collaboration Products in the Secondary Market Countries for which it receives Regulatory Approval and, if applicable, pricing and reimbursement approval for such Collaboration Products to the extent sufficient commercial opportunities exist in such countries and such activities do not impede Development or Commercialization of Collaboration Products in any Major Market Countries. Notwithstanding the foregoing or any other provision under this Agreement, it will be consistent with the exercise of Commercially Reasonable Efforts for Neurocrine to prioritize one Program over all other Programs at any given time, and it will not be consistent with the exercise of Commercially Reasonable Efforts for Neurocrine to prioritize another Program over the AADC 35 Program, and Neurocrine may not give priority to another Program over the AADC Program without Voyager’s written agreement. 4.2.3 Neurocrine Plan. Within [...***...] after the Transition Date with respect to a Program, Neurocrine shall submit a written plan, prepared in good faith, (such plan, as each may be amended from time to time in accordance with this Agreement, the “Neurocrine Plan”) to the JSC for review and approval (to the extent set forth in Section 3.1.2(m)), which Neurocrine Plan shall include a description and overall summary of the Development, Manufacturing and Commercialization activities that Neurocrine intends to conduct in order to obtain Regulatory Approval for each Collaboration Product that is the subject of such Program in the Territory, which shall specifically include such activities in each of the [...***...]. Neurocrine shall use Commercially Reasonable Efforts to execute the activities specified in the Neurocrine Plan. Neurocrine may submit to the JSC proposed amendments to the Neurocrine Plan from time to time during the term of this Agreement. All amendments to the Neurocrine Plan shall be reviewed and, to the extent provided in Section 3.1.2, approved by the JSC. 4.2.4 Neurocrine Reports. Neurocrine shall, within [...***...] after the end of each of the first and second halves of each Calendar Year prior to First Commercial Sale of a Collaboration Product in all Programs, and annually thereafter, provide Voyager with written progress reports on the status of the Development and Commercialization activities under the applicable Neurocrine Plan with respect to each Collaboration Product in such Calendar Year. Notwithstanding the foregoing, Neurocrine agrees that to the extent that an In-License Agreement applicable to a given Program requires more thorough or more frequent reporting or requires that reports be provided on a different timeline than that set forth in this Section 4.2.4, Voyager shall notify Neurocrine of the deadline and content of such reports, and Neurocrine shall provide such reports to Voyager as requested by Voyager no less than [...***...] prior to the date that Voyager is required to submit such report pursuant to the applicable In-License Agreement. 4.3 Program Transition. On a Program-by-Program basis, no later than [...***...] before the reasonably anticipated Transition Date with respect to such Program, the Parties shall commence preparing in good faith and prior to such Transition Date shall agree to a plan to transfer to Neurocrine (or its designee (other than a competitor of Voyager who is developing or commercializing a gene therapy, gene editing or anti-sense oligonucleotide product)) all Development and Manufacturing activities relating to Collaboration Product(s) in such Program then being undertaken by Voyager (the “Transition Plan”). Voyager shall transition all such activities to Neurocrine, at Neurocrine’s cost and expense, and shall conduct all transition activities in accordance with the Transition Plan as soon as reasonably practicable. As part of each such Transition Plan, Voyager shall provide to Neurocrine all Voyager Know-How relevant to the applicable Program and not previously provided to Neurocrine. 4.3.1 Reimbursement. To the extent that Neurocrine is required to reimburse Voyager hereunder for any costs incurred by Voyager or pursuant to the activities under the Transition Plan, Voyager shall submit an invoice itemizing such costs and expenses Voyager has incurred, on a Calendar Quarter basis, together with any written evidence of such costs. Neurocrine shall pay such invoice, unless subject to a bona fide dispute, within [...***...] of 36 receipt. For the avoidance of doubt, any such costs shall be calculated by Voyager as Development Costs. 4.4 Transition Activities. In connection with the transition of each Program to Neurocrine, and as further detailed in the Transition Plan, Voyager shall conduct the following activities for no additional consideration: 4.4.1 Voyager shall provide all assistance reasonably necessary for Neurocrine or its designees to continue the Manufacture and Development of all Collaboration Products in such Program; 4.4.2 Upon Neurocrine’s request, Voyager shall assign to Neurocrine any agreements (including any agreement with any Third Party manufacturer with respect to a Collaboration Candidate or Collaboration Product) solely relating to the Development or Manufacture of any Collaboration Candidate or Collaboration Product to which Voyager or any of its Affiliates is a party; provided that if any such agreement is not assignable to Neurocrine (because consent is required or because it relates to products that are not Collaboration Products), Voyager shall take all actions reasonably requested by Neurocrine so that Neurocrine may receive the benefits of such agreement applicable to Collaboration Candidates and Collaboration Products, which may include assigning a statement of work or work order to Neurocrine and facilitating a discussion of the terms of a services agreement between Neurocrine and the applicable counterparty; 4.4.3 Voyager shall transfer to Neurocrine copies of all data, reports, records, materials and other information arising out of the applicable Program, including all non-clinical and clinical data relating to any Collaboration Candidate or Collaboration Product, and all adverse event or other safety data resulting from such Program, as well as any chemistry, manufacturing and controls (CMC) or other Manufacturing data generated in connection with such Program; and 4.4.4 Voyager shall provide Neurocrine with a written summary of its inventory of Collaboration Candidates and Collaboration Products, and Voyager shall, at Neurocrine’s election, promptly destroy such inventory or deliver such inventory to Neurocrine. Voyager represents and warrants that, at the time of delivery, all clinical supply of Collaboration Candidates and Collaboration Products (a) will have been Manufactured in accordance with applicable Law, including cGMP, (b) will not be adulterated or misbranded under the Act and may be introduced into interstate commerce pursuant to the Act, (c) will comply with the specifications therefor, and (d) will comply with the quality agreement to be entered into between the Parties. In the event that Voyager cannot make such representations with respect to any such inventory, Voyager shall destroy such inventory and certify such destruction to Neurocrine, unless requested otherwise by Neurocrine; provided that if any such non-compliance results from either (i) Voyager’s gross negligence or willful misconduct in the Manufacture of such inventory or (ii) Voyager’s negligence or willful misconduct in the oversight of any Third Party’s Manufacture of such inventory, Voyager shall reimburse the amounts paid by Neurocrine under the Development Plan for the Manufacture of such inventory.

37 ARTICLE 5 GRANT OF LICENSES 5.1 License Grant. Subject to the terms and conditions of this Agreement, Voyager hereby grants to Neurocrine, and Neurocrine accepts, an exclusive, royalty-bearing, non- transferable (except in accordance with Section 15.4), sublicenseable (subject to Section 5.5) license under the Voyager IP to Develop, Commercialize, Manufacture, have Manufactured and use Collaboration Candidates and Collaboration Products in the Field in the Territory during the Term; provided, however, that, such license shall be subject to Voyager’s retained rights under the Voyager IP to conduct the activities allocated to Voyager under any Development Plan or Co-Co Agreement or otherwise under this Agreement. The license granted under this Section 5.1 shall automatically convert to a fully paid-up, non-royalty bearing, perpetual, irrevocable, exclusive license on a country-by-country and Collaboration Product-by-Collaboration Product basis upon the expiration of the Royalty Term applicable to such Collaboration Product in such country (but not upon an earlier termination of this Agreement with respect thereto). 5.2 In-License Agreements. 5.2.1 Neurocrine acknowledges that the license granted by Voyager to Neurocrine in Section 5.1 includes sublicenses under certain Voyager IP that is licensed to Voyager pursuant to In-License Agreements, and that such sublicenses are subject to the applicable terms of the In-License Agreements, the scope of the licenses granted to Voyager or the applicable Affiliate thereunder and the rights granted to or retained by the Third Party counterparties and any other Third Parties (including Governmental Authorities) (each, an “Inbound Licensor”) set forth therein. To the extent Patent Rights under the In-License Agreements are sublicensed to Neurocrine hereunder, Neurocrine covenants to comply with, and to cause its sublicensed Affiliates and to require its Sublicensees to comply with, the In-License Agreements, pursuant to their terms, including Sections 5.1, 5.2, 8.1, 10.1, 10.2, 12.5, and 13.7-13.9 of the [...***...] Agreement the text of which Sections are set forth on Schedule 5.2.1 in compliance with Section 4.2 of the [...***...] Agreement and if the Patent Rights under the [...***...] Agreement are sublicensed to Neurocrine hereunder, Section 2.3 of the [...***...] Agreement. To the extent there is a conflict between any of the terms of any In-License Agreement and the rights granted to Neurocrine hereunder (including with respect to any sublicensing rights, Prosecution and Maintenance, enforcement and defense rights) the terms of such In-License Agreement shall control with respect to the Know-How and Patent Rights licensed to Voyager under such In- License Agreement. 5.2.2 If either Party becomes aware of any Third Party’s Know-How that would be necessary or reasonably useful for the Development, Manufacturing or Commercialization of a Collaboration Product or any Third Party’s Patent Right that Covers in the Territory any Collaboration Product, such Party shall promptly notify the other Party, and the Parties shall discuss whether to seek a license under such Know-How or Patent Rights. Voyager shall have the first right to enter into Third Party licenses related to Know-How, Patent Rights, or other intellectual property rights related to any Vectorization Technology, in Voyager’s sole discretion. If Voyager determines to enter into such a license, then prior to doing so Voyager shall provide written notice to Neurocrine and, if Neurocrine expresses a desire to obtain a sublicense to such license pursuant to Section 5.2.3, Voyager shall thereafter provide Neurocrine with a reasonable opportunity to review and comment on the proposed terms of such license that are applicable to 38 Neurocrine as a sublicensee thereunder. Voyager shall use reasonable efforts to negotiate the terms of such license accordingly. Neurocrine shall have the first right to seek any other Third Party license related to Know-How, Patent Rights, or other intellectual property rights. If Neurocrine elects not to seek any other such license, and if Voyager seeks such license, and if Neurocrine expresses a desire to obtain a sublicense to such license pursuant to Section 5.2.3, Voyager shall thereafter provide Neurocrine with a reasonable opportunity to review and comment on the proposed terms of such license that are applicable to Neurocrine as a sublicensee thereunder. Voyager shall use reasonable efforts to negotiate the terms of such license accordingly. For the avoidance of doubt, nothing contained in this Section 5.2.2 creates an obligation for Voyager to obtain any Third Party license. 5.2.3 If, after the Effective Date, subject to Section 5.2.2, Voyager or any of its Affiliates enters into a Future In-License Agreement with a Third Party pursuant to which Voyager (or, subject to the last sentence of this Section 5.2.3, any of its Affiliates) obtains Control over a Third Party’s Know-How that is necessary or reasonably useful for the Development, Manufacturing or Commercialization of a Collaboration Product or any Patent Right that Covers in the Territory any Collaboration Product, Voyager shall promptly provide such Future In-License Agreement to Neurocrine and provide any information reasonably requested by Neurocrine with respect thereto, and such Third Party’s Know-How and Patent Rights shall be included in the license granted to Neurocrine under Section 5.1 and considered Voyager IP hereunder, only if Neurocrine agrees in writing to pay the share of the payments due to Inbound Licensors applicable to the Collaboration Product(s), as well as a reasonably allocable share of any other payments due to Inbound Licensors not specific to a compound or product, as set forth in Section 5.2.4. 5.2.4 As between the Parties, the amounts payable under all In-License Agreements shall be allocated as follows: (a) With respect to an Existing Program (unless and until such Existing Program becomes a Co-Co Program), (i) Voyager shall be responsible for any payment required under applicable Existing In-License Agreements and (ii) each of Voyager and Neurocrine shall be responsible for fifty percent (50%) of all payments under any applicable Future In-License Agreement that are specifically related to a Collaboration Product, it being agreed that if Voyager’s fifty percent (50%) share of royalties payable under the Future In-License Agreement exceed the royalties payable by Neurocrine to Voyager with respect to the applicable Collaboration Product in the applicable country in the applicable Calendar Quarter, then Neurocrine shall bear such excess. Notwithstanding the foregoing, Voyager shall be solely responsible for all payments under any potential In-License Agreements for intellectual property referenced on Schedule 5.2.4(a) for Existing Programs. (b) With respect to the Discovery Programs, (i) each of Voyager and Neurocrine shall be responsible for fifty percent (50%) of all payments under any Existing In- License Agreement and Future In-License Agreement that are specifically related to Vectorization Technology, it being agreed that if Voyager’s fifty percent (50%) share of royalties payable under the Existing In-License Agreement or Future In-License Agreement exceed the royalties payable by Neurocrine to Voyager with respect to the applicable Collaboration Product in the applicable country in the applicable Calendar Quarter, then Neurocrine shall bear such excess and (ii) 39 Neurocrine shall be responsible for 100% of all payments under any Future In-License Agreement that are not specifically related to Vectorization Technology. (c) With respect to any Co-Co Program, from and after the exercise of the Co-Co Option, pursuant to Section 4.1.2(d), any amounts due to any Inbound Licensor under an In-License Agreement (including royalty, milestone and sublicense income payments) with respect to the Co-Co Products shall be shared between the Parties at the Co-Co Rate, to the extent such amounts are allocable to the Co-Co Product in the Co-Co Territory. Notwithstanding the fact that Voyager has obtained a license related to Know-How, Patent Rights or other intellectual property rights Covering Vectorization Technology and that such intellectual property rights may be included within Neurocrine’s license to Existing In-License Agreements or that Neurocrine may elect, under Section 5.2.3 to take a sublicense to Know-How, Patent Rights or other intellectual property rights Covering Vectorization Technology under a Future In-License Agreement, to the extent that Voyager demonstrates that an alternative methodology or approach that is not Covered by such licensed intellectual property rights (an “Alternative Method”) yields results that are of materially equivalent or superior quality, and Voyager proposes to Neurocrine that such Alternative Method be deployed in a Collaboration Program on a timeline that is practicable and does not introduce unreasonable risk to the success of a Program, then Neurocrine shall reasonably consider deploying such Alternative Method for the relevant Collaboration Program; provided that if, notwithstanding Voyager’s proposal for the use of the Alternative Method, Neurocrine exercises its final-decision making authority pursuant to Section 3.6 to decline the use of the Alternative Method, then any payments under the Existing Licensed Agreement or Future In-License Agreement implicated by Neurocrine’s refusal to adopt the Alternative Method shall be allocated between the Parties as set forth in Section 5.2.4(a) (without giving effect to the last sentence thereof). 5.2.5 Neurocrine shall prepare and deliver to Voyager any additional reports required under the applicable In-License Agreements of Voyager, in each case to the extent requested by Voyager, and, provided that Voyager has notified Neurocrine reasonably sufficiently in advance of the applicable deadline, to enable Voyager to comply with its obligations under the applicable In-License Agreements. 5.3 Obligations Under In-Licenses. 5.3.1 Voyager shall not take (or fail to take) any action, including failure to pay any amounts when due (except that any such failure to pay that was caused by Neurocrine’s failure to make a payment required to be made by Neurocrine under Section 5.2.4 will not be considered an action or failure to take action by Voyager for purposes of this Section 5.3.1), that constitutes a material breach under any In-License Agreement. Voyager will not, without the consent of Neurocrine (a) take any action with respect to any In-License Agreement (including amending, terminating or otherwise modifying) that diminishes the rights granted to Neurocrine under this Agreement; or (b) fail to take any action with respect to an In-License Agreement that is reasonably necessary to avoid diminishing the rights granted to Neurocrine under this Agreement. 5.3.2 Voyager shall reasonably enforce, or otherwise take all actions necessary to enable Neurocrine to enforce, at Voyager’s expense, Voyager’s rights and benefits and the 40 obligations of the counterparty under each In-License Agreement that may affect the rights, benefits and obligations of Neurocrine hereunder, including taking such actions as Neurocrine may request, and will inform Neurocrine of any action it takes under any In-License Agreement to the extent such action may affect Neurocrine’s rights under this Agreement. 5.3.3 Voyager shall not (and shall cause its Affiliates not to) assign (except an assignment to a party to which this Agreement has been assigned as permitted under Section 15.4) any In-License Agreement without the prior written consent of Neurocrine. 5.3.4 Voyager shall (and shall cause its Affiliates to) provide Neurocrine with prompt notice of any claim of a breach under any In-License Agreement or notice of termination of any In-License Agreement, made by any of Voyager, its Affiliate or the Inbound Licensor, and shall promptly send to Neurocrine (or cause its Affiliates promptly to send to Neurocrine) copies of all material correspondence regarding each In-License Agreement, to the extent relevant to the rights or obligations of Neurocrine under this Agreement. 5.3.5 In the event that Voyager or its Affiliate receives written notice of an alleged breach by Voyager or its Affiliate under any In-License Agreement, where termination of such In- License Agreement or any diminishment of the licenses granted to Neurocrine under the Voyager IP is being or could be sought by the Inbound Licensor, then Voyager will promptly, but in no event less than [...***...] thereafter, provide written notice thereof to Neurocrine and grant Neurocrine the right (but not the obligation) to cure such alleged breach, and if Neurocrine elects to and does cure such breach, then Neurocrine may offset any Out-of-Pocket Costs and expenses incurred by or on behalf of Neurocrine or any of its Affiliates in connection with curing such breach against Neurocrine’s future payment obligations to Voyager under this Agreement. Each Party shall notify the other Party if it intends to cure such breach and again promptly after curing such breach. 5.3.6 Neurocrine acknowledges and agrees that, if any license granted to Voyager under an In-License Agreement is terminated then Neurocrine’s sublicense under such terminated license shall automatically terminate, subject to Neurocrine’s right to receive a direct license from any Inbound Licensor of such In-License Agreement to the extent specified in the applicable In- License Agreement. In the event that any In-License Agreement is terminated by the applicable Inbound Licensor, and such In-License Agreement does not permit the sublicense to survive (or Neurocrine to receive a direct license), then Voyager will take all reasonable actions requested by Neurocrine to facilitate Neurocrine’s entry into a direct license agreement with the applicable Inbound Licensor. In the event that any In-License Agreement is terminated by the applicable Inbound Licensor, and such In-License Agreement permits the sublicense to survive (or Neurocrine to receive a direct license), Neurocrine will have the right, at Neurocrine’s election, to convert the applicable sublicenses granted under this Agreement by Voyager to a direct license from the applicable Inbound Licensor to Neurocrine on the terms and conditions contained in such In-License Agreement, or such other terms and conditions as may be negotiated by Neurocrine and the applicable Inbound Licensor, and Voyager will reasonably cooperate with Neurocrine and its Affiliates to effectuate such direct license and assist Neurocrine in discussions with Inbound Licensors to accomplish such direct license. In the event Neurocrine enters into any such direct license with an Inbound Licensor, Neurocrine may offset any Out-of-Pocket Costs and expenses incurred by or on behalf of Neurocrine or any of its Affiliates or Sublicensees in connection with

41 entering into and exercising its rights or performing under such direct license, against Neurocrine’s future payment obligations to Voyager under this Agreement. 5.4 Genzyme Agreement. Voyager shall notify Neurocrine within [...***...] after Genzyme’s rights to the FA Program outside the United States expire and shall provide written confirmation thereof from Genzyme. Upon such expiration, the Territory with respect to the FA Program will automatically expand to include all countries in the world. If instead Genzyme exercises its option with respect to the FA Program, then promptly thereafter Voyager will use Commercially Reasonable Efforts to facilitate negotiation of a cooperation agreement among Genzyme, Neurocrine and Voyager including provisions related to data sharing, license grants and coordination of development activities for Collaboration Candidates and Collaboration Products in the FA Program. 5.5 Neurocrine’s Sublicensing Rights. Neurocrine shall have the right to grant and authorize sublicenses under the rights granted to it under Section 5.1 to any of its Affiliates and Third Parties through multiple tiers (each such Third Party, a “Sublicensee”). Neurocrine shall provide Voyager with a fully-executed copy of any agreement (redacted as necessary to protect confidential or commercially sensitive information that is not necessary for Voyager to determine Neurocrine’s compliance with this Agreement or for Voyager to comply with any applicable In- License Agreement) reflecting any such sublicense to a Third Party promptly after the execution thereof (a “Sublicense”). If Neurocrine or any Affiliate or Sublicensee grants a sublicense, the terms and conditions of this Agreement that are applicable to Sublicensees shall apply to such Sublicensee to the same extent as they apply to Neurocrine. Neurocrine will itself pay and account to Voyager for all payments due under this Agreement by reason of operation of any such sublicense. Each Sublicense must be consistent with, and require the Sublicensee to meet, all applicable obligations and requirements of the In-License Agreements. Notwithstanding the foregoing, unless and until the receipt of written agreement by the applicable Inbound Licensor to permit further sublicensing to a Third Party, Neurocrine shall not have the right to grant any sublicenses to the extent not permitted under the applicable In-License Agreement; provided that upon Neurocrine’s request, Voyager will use Commercially Reasonable Efforts to obtain the right for Neurocrine to grant sublicenses to the extent not already permitted by an In-License Agreement. 5.6 Licenses to Voyager. 5.6.1 Development License. Subject to the terms and conditions of this Agreement, Neurocrine hereby grants to Voyager, and Voyager accepts, a non-exclusive, royalty- free, non-transferable (except in accordance with Section 15.4), sublicenseable (only to its permitted subcontractors under Section 2.5) license under the Neurocrine IP to conduct the Development and Manufacturing activities allocated to Voyager under the Development Plans in the Field in the Territory in accordance with this Agreement. 5.6.2 Co-Co License. Subject to the terms and conditions of this Agreement and each applicable Co-Co Agreement, on a Program-by-Program basis, upon Voyager’s exercise of the Co-Co Option with respect to such Program in accordance with Section 4.1.1, Neurocrine grants to Voyager, and Voyager accepts, a non-exclusive, non-transferable (except in accordance with Section 15.4), sublicenseable (solely as set forth in the applicable Co-Co Agreement) license 42 under the Neurocrine IP to conduct those Development, Commercialization and Manufacturing activities that are allocated to Voyager under such Co-Co Agreement with respect to Co-Co Products in such Program in the Field in and for the Co-Co Territory during the term of such Co- Co Agreement. 5.7 No Other Rights. Except as otherwise expressly provided in this Agreement, under no circumstances shall a Party, as a result of this Agreement, obtain any ownership interest, license right or other right in any Know-How, Patent Rights or other intellectual property rights of the other Party or any of its Affiliates, including items owned, controlled, developed or acquired by the other Party or any of its Affiliates, or provided by the other Party to the first Party at any time pursuant to this Agreement. 5.8 Section 365(n) of the Bankruptcy Code. All rights and licenses granted under or pursuant to this Agreement by a Party to the other, including those set forth in Sections 5.1 and 5.6, are and shall otherwise be deemed to be, for purposes of Section 365(n) of Title 11 of the U.S. Bankruptcy Code (“Title 11”), licenses of rights to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. The Parties agree that the Parties shall retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code and any foreign counterpart thereto. Without limiting the Parties’ rights under Section 365(n) of Title 11, if a case under Title 11 is commenced by or against either Party, the other Party shall be entitled to a copy of any and all such intellectual property and all embodiments of such intellectual property, and the same, if not in the possession of such other Party, shall be promptly delivered to it (a) before this Agreement is rejected by or on behalf of such Party, within [...***...] after such other Party’s written request, unless such Party, or its trustee or receiver, elects within [...***...] to continue to perform all of its obligations under this Agreement, or (b) after any rejection of this Agreement by or on behalf of such Party, if not previously delivered as provided under clause (a) above (any such event described in clause (a) or (b) above, and occurring while such Title 11 case is pending, being a “Delivery Event”). All rights of the Parties under this Section 5.8 and under Section 365(n) of Title 11 are in addition to and not in substitution of any and all other rights, powers, and remedies that each Party may have under this Agreement, Title 11, and any other applicable Laws. The Parties agree that they intend the foregoing rights to extend to the maximum extent permitted by Law and any provisions of applicable contracts with Third Parties, including for purposes of Title 11, (i) the right of access to any intellectual property (including all embodiments thereof) of Voyager or Neurocrine, as applicable, or any Third Party with whom Voyager or Neurocrine contracts to perform an obligation of Voyager or Neurocrine under this Agreement, and, in the case of the Third Party, that is necessary for the Development and Manufacture of Collaboration Products and (ii) the right to contract directly with any Third Party described in clause (i) in this sentence to complete the contracted work, provided however, that in each case such rights shall be subject to the confidentiality obligations contemplated by this Agreement. If a bankruptcy proceeding is commenced by or against Voyager, notwithstanding anything to the contrary in Article 10, Neurocrine may, to the maximum extent permitted by Law, take appropriate actions in connection with the filing, prosecution, maintenance and enforcement of any Voyager Licensed Patent Rights licensed to Neurocrine under this Agreement to the extent that Voyager is required or has the right to take such actions under this Agreement and to the extent that Voyager fails to take such actions following at least [...***...] prior written notice from Neurocrine. 43 ARTICLE 6 MANUFACTURING 6.1 Manufacturing Responsibilities Prior to Transition Date. Prior to the Transition Date for a Program, Voyager shall be responsible for the Manufacture of Collaboration Products from such Program, subject to Section 2.1.7 or unless otherwise agreed by the Parties in writing. 6.2 Manufacturing After Transition Date. No later than [...***...] prior to the anticipated Transition Date for a Program, the Parties shall discuss in good faith the allocation of Manufacturing and supply responsibilities between the Parties with regard to the Collaboration Product(s) from such Program in connection with Neurocrine’s and, to the extent applicable, Voyager’s Development and Commercialization activities hereunder. The Parties may negotiate in good faith either or both a clinical supply agreement and/or a commercial supply agreement for Voyager to supply Neurocrine with any Collaboration Product. ARTICLE 7 GENERAL PROVISIONS RELATING TO ACTIVITIES 7.1 Compliance. All Development, Manufacturing and Commercialization activities to be conducted by a Party under this Agreement shall be conducted in compliance with applicable Laws, including all applicable cGMP, GLP and GCP requirements. 7.2 Regulatory Activities. 7.2.1 INDs and Related Communications. (a) Subject to the terms of any applicable Co-Co Agreement, from and after the applicable Transition Date, Neurocrine shall, as between the Parties, have the sole right to prepare, obtain and maintain all INDs, Regulatory Approval Applications (including the setting of the overall regulatory strategy therefor), other Regulatory Approvals, pricing and reimbursement approvals and other submissions and to conduct communications with the Regulatory Authorities and Governmental Authorities in the Territory for the applicable Collaboration Products. Neurocrine will be the regulatory sponsor for all Clinical Trials commenced on Collaboration Products from and after the Effective Date. Upon Neurocrine’s request, Voyager shall provide reasonable assistance to Neurocrine in connection with the regulatory activities for Collaboration Products, including the preparation of the IND for the FA Program and other relevant Regulatory Filings. (b) With regard to the Existing Programs, subject to the terms of any applicable Co-Co Agreement, Neurocrine shall provide drafts of each such IND, Regulatory Approval Application or other material submission or communication described in Section 7.2.1(a) to Voyager for Voyager’s review and comment a reasonable period of time prior to such submission of such IND, Regulatory Approval Applications or other material submission or communications to the applicable Regulatory Authority. Neurocrine shall, and shall cause its Affiliates to, reasonably incorporate any comments of Voyager into such IND, Regulatory Approval Applications and other material submissions and communications if received by Neurocrine within [...***...] after Neurocrine has provided access to Voyager. 44 (c) With regard to the Existing Programs, subject to the terms of any applicable Co-Co Agreement, Neurocrine shall provide Voyager with prior written notice, to the extent Neurocrine has advance knowledge, of any scheduled meeting, conference, or discussion (including any advisory committee meeting) with a Regulatory Authority in the Territory relating to any substantive matter with respect to any Collaboration Product in such Existing Program, within [...***...] after Neurocrine or its Affiliate first receives notice of the scheduling of such meeting, conference, or discussion (or within such shorter period as may be necessary in order to give Voyager a reasonable opportunity to attend such meeting, conference, or discussion). Voyager shall have the right to have one (1) or, to the extent reasonable, more of its employees or agents attend and participate in all such meetings, conferences, and discussions. (d) For clarity, this Section 7.2.1 shall not in any way prohibit Neurocrine from complying with its reporting requirements pursuant to applicable Law, including with respect to adverse event reporting. 7.2.2 Ownership and Assignment of Regulatory Filings. All Regulatory Filings (including all Regulatory Approvals) and pricing and reimbursement approvals in the Territory with respect to the applicable Collaboration Products shall be owned by, and shall be the sole property and held in the name of, Neurocrine or its designated Affiliate, Sublicensee or designee.Voyager shall and hereby does assign to Neurocrine all of its right, title and interest in and to all Regulatory Filings (including INDs) relating to each Collaboration Product, and Voyager shall deliver such Regulatory Filings (and any documentation or correspondence, including conversation logs, relating to or supporting such Regulatory Filings) to Neurocrine within [...***...] after the Effective Date. No later than [...***...] after the Effective Date, Voyager shall submit to the FDA a letter transferring sponsorship of IND Nos. [...***...] to Neurocrine, and Neurocrine shall submit to the FDA a letter accepting transfer of sponsorship of IND Nos. [...***...] from Voyager. Each Party shall notify the other Party concurrently with its submission of its respective letter to the FDA, such notification to include a copy of such letter. 7.3 Sale of Priority Review Voucher. If the FDA grants to Neurocrine a priority review voucher in connection with the approval of the BLA for a Collaboration Product (a “PRV”), Neurocrine may (a) sell the PRV to a Third Party in an arm’s-length transaction (a “PRV Sale”), (b) keep the PRV for its own use or use by any of its Affiliates for any product other than a Collaboration Product (a “Neurocrine PRV Use”) or (c) use the PRV for a Collaboration Product (in which event (c) no payments will be due to Voyager under this Section 7.3). In the event of a PRV Sale: (1) if the PRV was for a Collaboration Product in an Existing Program and the Co-Co Option for such Existing Program was either previously exercised or had not expired or been waived by Voyager, Neurocrine shall pay Voyager an amount equal to the [...***...]; and (2) with respect to the PRV for any other Collaboration Product from an Existing Program or a Discovery Program, Neurocrine shall pay Voyager an amount equal to the [...***...]. In the Event of a Neurocrine PRV Use: (1) if the PRV was for a Collaboration Product in an Existing Program and the Co-Co-Option for such Existing Program was either previously exercised or had not expired or been waived by Voyager, Neurocrine shall pay Voyager an amount equal to [...***...] [...***...]; and (2) with respect to the PRV for any other Collaboration Product from an Existing Program or a Discovery Program, Neurocrine shall pay Voyager an amount equal to the [...***...].

45 All payments under this Section 7.3 shall be made within [...***...] after the closing of the PRV Sale or the effective date of Neurocrine PRV Use, as applicable. 7.4 Records and Audits. Each Party shall, and shall require its Affiliates and permitted subcontractors to, maintain materially complete, current and accurate hard and electronic (as applicable) copies of records of all work conducted pursuant to its Development, Manufacturing and Commercialization activities under this Agreement, and all results, data, developments and Know-How made in conducting such activities. Such records shall accurately reflect all such work done and results achieved in sufficient detail and in good scientific manner appropriate for applicable patent and regulatory purposes. Neurocrine shall have the right to receive and retain a copy of all such records of Voyager at reasonable times, upon reasonable prior written notice to Voyager, after the applicable Transition Date with regard to all such records relating to the Development or Manufacturing activities conducted by Voyager with respect to the applicable Collaboration Product(s). Neurocrine agrees that to the extent that an In-License Agreement applicable to a given Program requires records to be retained for a period longer than the period set forth in this Section 7.4, Neurocrine shall retain applicable records for such time period as required by the applicable In-License Agreement. ARTICLE 8 INITIAL FEE; MILESTONES AND ROYALTIES; PAYMENTS 8.1 Initial Consideration. 8.1.1 Upfront Fee. In partial consideration for the rights granted to Neurocrine hereunder, Neurocrine shall pay Voyager a one-time, non-refundable, non-creditable upfront payment of One Hundred Fifteen Million Dollars ($115,000,000) (the “Initial Fee”) within five (5) Business Days after the Effective Date. The Initial Fee shall be allocated as set forth on Schedule 8.1 (the “Allocation Schedule”). 8.1.2 Equity Purchase. In partial consideration of the rights granted hereunder, Voyager shall issue and sell to Neurocrine, and Neurocrine shall purchase from Voyager, shares of Voyager common stock, par value $0.001 per share, pursuant to the terms of the stock purchase agreement attached as Exhibit A (the “Stock Purchase Agreement”) and executed by the Parties concurrently with this Agreement. 8.2 Milestone Payments. (a) Each event described in Sections 8.2.1, 8.2.2, 8.2.3 and 8.2.4 is referred to as a “Milestone Event.” In partial consideration for the rights and licenses granted to Neurocrine hereunder, (i) within [...***...] after (A) in the case of Milestone Events (a), (b) and (c) (but only if [...***...]) under Section 8.2.2 and Milestone Event (a) under Section 8.2.3, Neurocrine’s receipt of written 46 notice from Voyager following Voyager’s achievement of the applicable Milestone Event or the JSC’s determination that such Milestone Event was achieved and (B) in all other cases under Sections 8.2.1, 8.2.2 and 8.2.3, the first achievement of a Milestone Event set forth below by or on behalf of Neurocrine, any of its Affiliates or any Sublicensee, and (ii) in the case of Section 8.2.4, within [...***...] after the end of the Calendar Quarter in which achievement of the applicable Commercial Milestone first occurs, Neurocrine shall make a one-time (except as provided below), non-refundable, non-creditable milestone payment to Voyager in the amount below corresponding to such Milestone Event (each, a “Milestone Payment”). (b) If Voyager does not timely exercise its Co-Co Option with respect to an Existing Program, then the tables in Section 8.2.1 (for Development Milestones), Section 8.2.2 (for Development Milestones), and Section 8.2.4 (for Commercial Milestones) shall apply in their entirety with respect to such Existing Program. If Voyager exercises its Co-Co Option with respect to an Existing Program, then Voyager shall be entitled to receive Milestone Payments only with respect to any Milestone Event that relates to the Territory outside the Co-Co Territory for so long as such Existing Program remains a Co-Co Program, as further provided below. If a Co-Co Agreement is terminated and the applicable Program is no longer a Co-Co Program, then the tables in Section 8.2.1 (for Development Milestones), Section 8.2.2 (for Development Milestones), and Section 8.2.4 (for Commercial Milestones) shall thereafter apply with respect to such Existing Program in the United States, but only with respect to Milestone Events achieved after termination of the Co-Co Program. (c) Except as expressly set forth below, each Milestone Payment shall be deemed earned as of the achievement of the corresponding Milestone Event. 8.2.1 Development Milestone Payments for Collaboration Products under AADC Program. Milestone Event Milestone Payment ($) (a) [...***...] [...***...] ($[...***...])* (b) [...***...] [...***...] ($[...***...])* (c) [...***...] [...***...] ($[...***...])* (d) [...***...] [...***...] ($[...***...]) (e) [...***...] [...***...] ($[...***...]) *subject to adjustment as set forth below All Milestone Payments above may be paid only one (1) time. The Milestone Payment for Milestone Event (a), if achieved, will not be payable unless and until Voyager’s Co-Co Option for the AADC Program expires unexercised or at such time as Voyager provides a signed written notice of its decision not to exercise such Co-Co Option. If the Development Milestone described 47 in Section 8.2.1(a) is not achieved with respect to the [...***...], then the Milestone Payment associated with Section 8.2.1(a) shall become due and payable upon commencement of a [...***...]. In the event that Voyager exercises its Co-Co Option with respect to the AADC Program, the Milestone Payments for the Milestone Events described in Sections 8.2.1(a) through (c) will not be due. In the event that a Development Milestone described in either Sections 8.2.1(b) or (c) occurs as a result of the [...***...], the payment of the amount of the Milestone Payment with respect to Section 8.2.1(b) shall be increased to [...***...] Dollars ($[...***...]) and the payment of the amount of the Milestone Payment with respect to Section 8.2.1(c) shall be increased to [...***...] Dollars ($[...***...]). 8.2.2 Development Milestone Payments for Collaboration Products under FA Program. Milestone Event Milestone Payment ($) (a) [...***...] [...***...] ($[...***...]) (b) [...***...] [...***...] ($[...***...]) (c) [...***...] [...***...] ($[...***...])* (d) [...***...] [...***...] ($[...***...])* (e) [...***...] [...***...] ($[...***...]) (f) [...***...] [...***...] ($[...***...]) (g) [...***...] [...***...] ($[...***...]) (h) [...***...] [...***...] ($[...***...]) *subject to adjustment as set forth below The Milestone Payment described in Section 8.2.2(a) may be paid for up to two (2) Development Candidates under the FA Program. All other Milestone Payments above may be paid only one (1) time for the FA Program. In the event the Development Milestone described in Section 8.2.2(f) occurs with respect to a Collaboration Product but the Milestone Event described in Section 8.2.2(e) has not occurred and the corresponding Milestone Payment has not been paid, then the Milestone Payment associated with the Milestone Event described in Section 8.2.2(e) shall be due and payable with the payment associated with the Development Milestone described in Section 8.2.2(f). In the event that Voyager exercises its Co-Co Option with respect to the FA Program, the Milestone Payments for the Milestone Events described in Sections 8.2.2(c) through (g) shall not be due. If Voyager does not timely exercise its Co-Co Option with respect to the FA 48 Program and the Development Milestones described in Sections 8.2.2(c) and (d) occur as a result of the same study, the Milestone Payment associated with Section 8.2.2(c) shall not be payable upon achievement of the Milestone Event in Section 8.2.2(c) and instead will become due and payable (if applicable) upon occurrence of the Development Milestone described in Section 8.2.2(e), provided that if the Milestone Event described in Section 8.2.2(e) has not occurred when the Milestone Event described Section 8.2.2(f) occurs, then the Milestone Payment associated with Section 8.2.2(c) shall become due and payable upon occurrence of the Development Milestone described in Section 8.2.2(f). If the Development Milestone described in Section 8.2.2(d) has not occurred when the Milestone Event described in Section 8.2.2(e) occurs, then the Milestone Payment associated with Section 8.2.2(d) shall become due and payable upon occurrence of the Development Milestone described in Section 8.2.2(e). In the event the Development Milestone described in Section 8.2.2(g) occurs with respect to a Collaboration Product, all prior such Development Milestones that have not occurred shall be deemed to have occurred, and any Milestone Payment(s) associated with such prior Development Milestones that have not previously been paid shall be due and payable with the Milestone Payment associated with the Milestone Event described in Section 8.2.2(g). The Milestone Payment described in Section 8.2.2(h) shall only become payable if, as of the relevant time, the Territory has expanded to include countries outside the United States with respect to the FA Program in accordance with Section 5.4. 8.2.3 Development Milestone Payments for Collaboration Products under Discovery Programs. Milestone Event Milestone Payment ($) (a) [...***...] [...***...] ($[...***...]) (b) [...***...] [...***...] ($[...***...]) (c) [...***...] [...***...] ($[...***...]) (d) [...***...] [...***...] ($[...***...]) (e) [...***...] [...***...] ($[...***...]) (f) [...***...] [...***...] ($[...***...]) (g) [...***...] [...***...] ($[...***...]) (h) [...***...] [...***...] ($[...***...]) (i) [...***...] [...***...] ($[...***...])

The Milestone Payment described in Section 8.2.3(a) may be paid for up to two (2) Development Candidates in each Discovery Program. All other Milestone Payments above may be paid only one (1) time per Discovery Program. In the event the Development Milestone described in Section 8.2.3(f) occurs with respect to a Collaboration Product but the Milestone Event described in Section 8.2.3(e) has not occurred and the corresponding Milestone Payment has not been paid, then the Milestone Payment associated with the Milestone Event described in Section 8.2.3(e) shall be due and payable with the payment associated with the Development Milestone described in Section 8.2.3(f). If the Development Milestones described in Sections 8.2.3(c) and (d) occur as a result of the same study, the Milestone Payment associated with Section 8.2.3(c) shall not be payable upon achievement of the Milestone Event in Section 8.2.3(c) and instead will become due and payable upon occurrence of the Development Milestone described in Section 8.2.3(e), provided that if the Milestone Event described in Section 8.2.3(e) has not occurred when the Milestone Event described in Section 8.2.3(f) occurs, then the Milestone Payment associated with Section 8.2.3(c) shall become due and payable upon occurrence of the Development Milestone described in Section 8.2.3(f). If the Development Milestone described in Section 8.2.3(d) has not occurred when the Milestone Event described in Section 8.2.3(e) occurs, then the Milestone Payment associated with Section 8.2.3(d) shall become due and payable upon occurrence of the Development Milestone described in Section 8.2.3(e). In the event the Development Milestone described in Section 8.2.3(g) occurs with respect to a Collaboration Product, all prior such Development Milestones that have not occurred shall be deemed to have occurred, and any Milestone Payment(s) associated with such prior Development Milestones that have not previously been paid shall be due and payable with the Milestone Payment associated with the Milestone Event described in Section 8.2.3(g).

8.2.4 Commercial Milestones for Collaboration Products.

	Milestone Event	$ in Millions
(a)	Aggregate Territory-wide (except as provided below) Net Sales of such Collaboration Product greater than or equal to $[...***...]	[...***...] ($[...***...])
(b)	Aggregate Territory-wide (except as provided below) Net Sales of such Collaboration Product greater than or equal to $[...***...]	[...***...] ($[...***...])
(c)	Aggregate Territory-wide (except as provided below) Net Sales of such Collaboration Product greater than or equal to $[...***...]	[...***...] ($[...***...])
(d)	Aggregate Territory-wide (except as provided below) Net Sales of such Collaboration Product greater than or equal to $[...***...]	[...***...] ($[...***...])
	Total per Collaboration Product	Two Hundred and Seventy-Five Million ($275,000,000)

The Milestone Payments above will be payable one time for each Collaboration Product to achieve the corresponding Milestone Event (subject to the aggregate cap below). With respect to Co-Co Products, Net Sales in the Co-Co Territory will not be included in aggregate Net Sales for purposes of determining whether the Commercial Milestones above have been achieved.

49

The aggregate amount payable under this Section 8.2.4 will not exceed one billion one hundred million dollars ($1,100,000,000).

8.3 Royalties. Subject to the adjustments under Section 8.5, Neurocrine will make royalty payments, during the applicable Royalty Terms, as set forth in this Section 8.3.

8.3.1 Royalties on Collaboration Products under AADC Program.

(a) Annual Net Sales in the United States. In further consideration for the licenses and other rights granted to Neurocrine with respect to the AADC Program, Neurocrine shall make tiered royalty payments to Voyager in respect of Annual Net Sales in the United States, on a Collaboration Product-by-Collaboration Product basis, of Collaboration Products under the AADC Program that are not Co-Co Products.

	Annual Net Sales in the United States of the Collaboration Product	Tiered Royalty Rate
(a)	Annual Net Sales in the United States less than [...***...] Dollars ($[...***...])	[...***...] Percent ([...***...]%)
(b)	Annual Net Sales in the United States greater than or equal to [...***...] Dollars ($[...***...]) but less than [...***...] Dollars ($[...***...])	[...***...] Percent ([...***...]%)
(c)	Annual Net Sales in the United States greater than or equal to [...***...] Dollars ($[...***...]) but less than [...***...] Dollars ($[...***...])	[...***...] Percent ([...***...]%)
(d)	Annual Net Sales in the United States greater than or equal to [...***...] Dollars ($[...***...])	[...***...] Percent ([...***...]%)

(b) Annual Net Sales outside of the United States. In further consideration for the licenses and other rights granted to Neurocrine with respect to the AADC Program, Neurocrine shall make tiered royalty payments to Voyager in respect of Annual Net Sales in the Territory outside the United States, on a Collaboration Product-by-Collaboration Product basis, of Collaboration Products under the AADC Program.

	Annual Net Sales outside the United States of the Collaboration Product	Tiered Royalty Rate
(a)	Annual Net Sales outside the United States less than [...***...] Dollars ($[...***...])	[...***...] Percent ([...***...]%)
(b)	Annual Net Sales outside the United States greater than or equal to [...***...] Dollars ($[...***...]) but less than [...***...] Dollars ($[...***...])	[...***...] Percent ([...***...]%)
(c)	Annual Net Sales outside the United States greater than or equal to [...***...] Dollars ($[...***...]) but less than [...***...] Dollars ($[...***...])	[...***...] Percent ([...***...]%)
(d)	Annual Net Sales outside the United States greater than or equal to [...***...] Dollars ($[...***...])	[...***...] Percent ([...***...]%)

50

8.3.2 Royalties on Collaboration Products under FA Program.

(a) Annual Net Sales in the United States. In further consideration of the licenses and other rights granted to Neurocrine with respect to the FA Program, Neurocrine shall make tiered royalty payments to Voyager in respect of Annual Net Sales in the United States, on a Collaboration Product-by-Collaboration Product basis, of Collaboration Products under the FA Program that are not Co-Co Products.

	Annual Net Sales in the United States of the Collaboration Product	Tiered Royalty Rate
(a)	Annual Net Sales in the United States less than [...***...] Dollars ($[...***...])	[...***...] Percent ([...***...]%)
(b)	Annual Net Sales in the United States greater than or equal to [...***...] Dollars ($[...***...]) but less than [...***...] Dollars ($[...***...])	[...***...] Percent ([...***...]%)
(c)	Annual Net Sales in the United States greater than or equal to [...***...] Dollars ($[...***...]) but less than [...***...] Dollars ($[...***...])	[...***...] Percent ([...***...]%)
(d)	Annual Net Sales in the United States greater than or equal to [...***...] Dollars ($[...***...])	[...***...] Percent ([...***...]%)

(b) Annual Net Sales outside of the United States. In further consideration of the licenses and other rights granted to Neurocrine with respect to the FA Program, Neurocrine shall make tiered royalty payments to Voyager in respect of Annual Net Sales in the Territory outside the United States, on a Collaboration Product-by-Collaboration Product basis, of Collaboration Products under the FA Program. Such royalty payments shall become payable only if the Territory expands to include countries outside the United States with respect to the FA Program.

	Annual Net Sales outside the United States of the Collaboration Product	Tiered Royalty Rate
(a)	Annual Net Sales outside the United States less than [...***...] Dollars ($[...***...])	[...***...] Percent ([...***...]%)
(b)	Annual Net Sales outside the United States greater than or equal to [...***...] Dollars ($[...***...]) but less than [...***...] Dollars ($[...***...])	[...***...] Percent ([...***...]%)
(c)	Annual Net Sales outside the United States greater than or equal to [...***...] Dollars ($[...***...])	[...***...] Percent ([...***...]%)

8.3.3 Royalties on Collaboration Products under Discovery Programs

(a) Annual Net Sales in the United States. In further consideration of the licenses and other rights granted to Neurocrine with respect to each Discovery Program, Neurocrine shall make tiered royalty payments to Voyager in respect of Annual Net Sales in the

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United States, on a Collaboration Product-by-Collaboration Product basis, of Collaboration Products under each Discovery Program.

	Annual Net Sales in the United States of the Collaboration Product	Tiered Royalty Rate
(a)	Annual Net Sales in the United States less than [...***...] Dollars ($[...***...])	[...***...] Percent ([...***...]%)
(b)	Annual Net Sales in the United States greater than or equal to [...***...] Dollars ($[...***...]) but less than [...***...] Dollars ($[...***...])	[...***...] Percent ([...***...]%)
(c)	Annual Net Sales in the United States greater than or equal to [...***...] Dollars ($[...***...]) but less than [...***...] Dollars ($[...***...])	[...***...] Percent ([...***...]%)
(d)	Annual Net Sales in the United States greater than or equal to [...***...] Dollars ($[...***...])	[...***...] Percent ([...***...]%)

(b) Annual Net Sales outside of the United States. In further consideration of the licenses and other rights granted to Neurocrine with respect to each Discovery Program, Neurocrine shall make tiered royalty payments to Voyager in respect of Annual Net Sales in the Territory outside the United States, on a Collaboration Product-by-Collaboration Product basis, of Collaboration Products under each Discovery Program.

	Annual Net Sales outside the United States of the Collaboration Product	Tiered Royalty Rate
(a)	Annual Net Sales outside the United States less than [...***...] Dollars ($[...***...])	[...***...] Percent ([...***...]%)
(b)	Annual Net Sales outside the United States greater than or equal to [...***...] Dollars ($[...***...]) but less than [...***...] Dollars ($[...***...])	[...***...] Percent ([...***...]%)
(c)	Annual Net Sales outside the United States greater than or equal to [...***...] Dollars ($[...***...]) but less than [...***...] Dollars ($[...***...])	[...***...] Percent ([...***...]%)
(d)	Annual Net Sales outside the United States greater than or equal to [...***...] Dollars ($[...***...])	[...***...] Percent ([...***...]%)

8.3.4 Calculation of Royalties. Royalties on aggregate Net Sales of Collaboration Products in a Calendar Year shall be paid at the rate applicable to the portion of Net Sales within each of the Annual Net Sales tiers during such Calendar Year. For example, if, during a Calendar Year, Annual Net Sales of Collaboration Products under the AADC Program in the United States are equal to $[...***...], then the royalties payable by Neurocrine would be calculated by adding [...***...], to equal total royalties of $[...***...].

8.4 Royalty Period. On a country-by-country and Collaboration Product-by-Collaboration Product basis, royalty payments in the Territory shall commence on the First

52

53 Commercial Sale of such Collaboration Product in such country and terminate upon the latest of: (a) the expiration, invalidation or abandonment date of the last Valid Claim of the Voyager Licensed Patent Rights or Joint Patent Rights that claims the composition of matter or method of use (for an indication for which such Collaboration Product received Regulatory Approval in such country) of such Collaboration Product in such country; (b) ten (10) years from First Commercial Sale of such Collaboration Product in such country; and (c) expiration of Regulatory Exclusivity for such Collaboration Product in such country (the applicable “Royalty Term”). 8.5 Royalty Adjustments. 8.5.1 Valid Claim Expiration. If, with respect to a Collaboration Product in any country in the Territory, at any time in the Royalty Term for such Collaboration Product and country there is no Valid Claim within the Voyager Licensed Patent Rights or the Joint Patent Rights that claims the composition of matter or method of use (for an indication for which such Collaboration Product received Regulatory Approval in such country) of such Collaboration Product in such country, then the royalties payable for such Collaboration Product in such country shall be reduced by fifty percent (50%) from the royalties otherwise due for such Collaboration Product in such country under Section 8.3. If such royalty reduction applies to any country other than the United States, it will be calculated by determining the portion of total Net Sales in the Territory outside the United States of the relevant Collaboration Product in a Calendar Quarter that is attributable to the country in which such reduction applies, and by determining the total royalties for the Territory outside the United States without reduction, and then reducing by fifty percent 54 (50%) the applicable portion (based on Net Sales) of the total royalties attributable to the country in which such reduction applies. 8.5.2 Biosimilar Reduction. If, in any country in the Territory during the Royalty Term in such country for a Collaboration Product, a Biosimilar Product with respect to such Collaboration Product is launched in such country, then, for any Calendar Quarter in which such Biosimilar Product(s) comprise greater than or equal to [...***...] percent ([...***...]%) of the total units of such Collaboration Product and Biosimilar Product(s) sold in such country (based on sales of units of such Collaboration Product and Biosimilar Product(s) as reported by IQVIA, or, if such data are not available, such other reliable data source as reasonably determined by Voyager and Neurocrine) the royalties payable for such Collaboration Product with respect to such country for such Calendar Quarter shall be reduced by fifty percent (50%) from the royalties otherwise due for such Collaboration Product in such country under Section 8.3. Such reduction shall be calculated as described in the last sentence of Section 8.5.1. 8.5.3 Stacking. If Neurocrine or any of its Affiliates determines in good faith that it is reasonably necessary to (a) obtain a license from a Third Party under one or more Valid Claims licensable by such Third Party Covering a Collaboration Product or under Know-How licensable by such Third Party in order for Neurocrine, its Affiliates and Sublicensees to Exploit such Collaboration Product in the Field in a country in the Territory and (b) make payments under such license, and Neurocrine or any of its Affiliates actually enters into any such license, then the amount of Neurocrine’s royalty payments under Section 8.3 for such Collaboration Product in such country in a Calendar Quarter may be reduced by fifty percent (50%) of the royalties and other amounts actually paid by Neurocrine or any of its Affiliates to such Third Party to the extent applicable to such Collaboration Product in such country during such Calendar Quarter; provided, however, that neither Neurocrine nor any of its Affiliates shall be entitled to make reductions hereunder for any amounts payable by Neurocrine or any of its Affiliates relating to any Neurocrine IP existing as of the Effective Date. 8.5.4 Limits on Deductions. On a Collaboration Product-by-Collaboration Product basis, in no event shall the cumulative effect of the adjustments in Sections 8.5.1, 8.5.2 or 8.5.3 reduce the royalties payable to Voyager pursuant to Section 8.3 below fifty percent (50%) of the amounts that would otherwise have been payable with respect to the applicable Collaboration Product in the applicable country in the applicable Calendar Quarter, as determined pursuant to Section 8.3.4. Neurocrine may carry forward to subsequent Calendar Quarters any amounts it could not deduct as a result of the application of the preceding sentence. 8.6 Reports; Payment of Royalty. 8.6.1 Reports. During the Term, following the First Commercial Sale of any Collaboration Product in any country in the Territory (excluding the First Commercial Sale in the United States of a Co-Co Product for which reporting shall be addressed in the applicable Co-Co Agreement), Neurocrine shall furnish to Voyager a written report within [...***...] after the end of each Calendar Quarter showing, on a Collaboration Product-by-Collaboration Product and country-by-country basis, the Net Sales of each Collaboration Product in each country of the Territory and the royalties payable under this Agreement. Royalties with respect to Net Sales of Collaboration Products shall be due and payable on the date such royalty report is due. 55 8.6.2 Compliance with In-License Agreements. Neurocrine and its Affiliates and Sublicensees shall provide any information reasonably requested by Voyager to enable Voyager to comply with any applicable reporting requirements under the In-License Agreements. Provided that Voyager timely notifies Neurocrine of such reporting requirement, Neurocrine shall ensure that all applicable and necessary information is received by Voyager from Neurocrine, whether generated by Neurocrine, any of its Affiliates or any Sublicensee, sufficiently in advance (no fewer than [...***...] in advance) of the date(s) on which such information is due to the relevant Inbound Licensor under an In-License Agreement to avoid a breach of such In-License Agreement. All payments owed by Voyager under the In-License Agreements, including license fees, royalties and milestones, shall be allocated between the Parties as set forth in Section 5.2.4 and such payment shall be remitted to the applicable Inbound Licensor by Voyager. Notwithstanding anything to the contrary in this Agreement, unless otherwise agreed by the applicable counterparty, the provisions regarding currency conversion, international payments and late payments, and other relevant definitions and provisions, of the relevant In-License Agreements shall apply to calculate the payments due under the relevant In-License Agreements (but not the payments due under this Agreement). 8.7 Accounting; Audit. 8.7.1 Each Party (the “Payor”) agrees to keep, and to require its Affiliates and Sublicensees to keep, full, clear and accurate records for a minimum period of [...***...] after the relevant payment is owed pursuant to this Agreement, setting forth as applicable the sales and other disposition of Collaboration Products sold or otherwise disposed of, the Development and Commercialization activities with respect to Collaboration Products, and the Development Costs incurred therewith, in sufficient detail to enable royalties and compensation payable to, or the Development Costs payable by, the other Party (the “Payee”) hereunder to be determined. 8.7.2 Neurocrine agrees, upon not less than [...***...] prior written notice, to permit, and to require its Affiliates to permit, such books and records relating to such Collaboration Products to be examined by an independent accounting firm selected by Voyager and reasonably acceptable to Neurocrine for the purpose of verifying reports provided (or required to be provided) by Neurocrine under this Article 8 or under the Co-Co Agreements. Voyager agrees, upon not less than [...***...] prior written notice, to permit, and to require its Affiliates to permit, such books and records relating to Development Costs and other costs under the Co-Co Agreements to be examined by an independent accounting firm selected by Voyager and reasonably acceptable to Neurocrine for the purpose of verifying reports provided (or required to be provided) by Voyager under Section 2.2.2 or under the Co-Co Agreements. Any such audit shall not be performed more frequently than [...***...] period, shall not audit any previously audited records, and shall be conducted under appropriate confidentiality provisions, for the sole purpose of verifying the accuracy and completeness of all financial, accounting and numerical information and calculations provided under this Agreement or under the Co-Co Agreements. The independent accounting firm shall only share the results of the audit, not the underlying records, with the auditing party. 8.7.3 Any audit conducted by Voyager is to be made at the expense of Voyager, except if the results of the audit reveal an underpayment of royalties, milestones or other payments to Voyager under this Agreement or under the Co-Co Agreements of [...***...] percent ([...***...]%) or more in 56 the audited period, in which case (a) Neurocrine shall promptly remit to Voyager the amount of such underpayment and (b) the reasonable fees and expenses for such audit shall be paid by Neurocrine. Any audit conducted by Neurocrine is to be made at the expense of Neurocrine, except if the results of the audit reveal an overpayment of Development Costs or other payments to Voyager under this Agreement or under the Co-Co Agreements of [...***...] percent ([...***...]%) or more in the audited period, in which case (x) Voyager shall promptly remit to Neurocrine the amount of such overpayment and (y) the reasonable fees and expenses for such audit shall be paid by Voyager. For clarity, any audit that reveals an underpayment or overpayment, as the case may be, of less than [...***...] percent ([...***...]%) in the audited period, shall be made at the expense of the Party conducting the audit. 8.8 Currency Conversion. When calculating Net Sales, the amount of such sales or costs in foreign currencies shall be converted into Dollars using the standard methodologies employed by Neurocrine generally for consolidation purposes. Neurocrine shall provide reasonable documentation of the calculation and reconciliation of the conversion figures on a Collaboration Product-by-Collaboration Product and country-by-country basis as part of its report of Net Sales for the period covered under the report. 8.9 Books and Records. Any books and records to be maintained under this Agreement by a Party or its Affiliates or Sublicensees shall be maintained in accordance with Accounting Standards. 8.10 Methods of Payments. All payments due from one Party to the other Party under this Agreement shall be paid in Dollars by wire transfer to a bank in the United States designated in writing by the Payee. 8.11 Taxes. 8.11.1 Each Party shall be solely responsible for the payment of all taxes imposed on its share of income arising directly or indirectly from the activities of the Parties under this Agreement. 8.11.2 In the event that Neurocrine is required to withhold any tax to be paid to, or held for the benefit of, the tax or revenue authorities in any country in the Territory regarding any payment to Voyager, such amount shall be deducted from the payment to be made by Neurocrine; provided that Neurocrine shall take reasonable and lawful actions to avoid and minimize such withholding and promptly notify Voyager so that Voyager may take lawful actions to avoid and minimize such withholding. Neurocrine shall promptly furnish Voyager with copies of any tax certificate or other documentation evidencing such withholding, as necessary, to enable Voyager to support a claim, if permissible, for income tax credit in respect of any amount so withheld. Each Party shall cooperate with the other Party in claiming exemptions from such deductions or withholdings under any agreement or treaty in effect from time to time. The Parties shall use commercially reasonable efforts to reduce or eliminate such withholding, including providing any reasonable documentation to reduce or eliminate such withholding. 8.11.3 If a withholding or deduction obligation arises as a result of any action by Neurocrine (including any assignment, sublicense, change of place of incorporation, or failure to

57 comply with applicable Laws or filing or record retention requirements) (a “Withholding Tax Action”), then the sum payable by Neurocrine (in respect of which such deduction or withholding is required to be made) shall be increased to the extent necessary to ensure that Voyager receives a sum equal to the sum which it would have received had no such Withholding Tax Action occurred. 8.12 Late Payments. Any undisputed amount owed by Neurocrine to Voyager under this Agreement that is not paid on or before the date such payment is due shall bear simple interest at a rate per annum equal to the lesser of (a) the greater of (i) the prime or equivalent rate per annum quoted by The Wall Street Journal on the first Business Day after such payment is due, plus [...***...], or (ii) [...***...] percent ([...***...]%) per month, or (b) the highest rate permitted by applicable Law, calculated on the number of days such payments are paid after such payments are due. ARTICLE 9 EXCLUSIVITY 9.1 Exclusivity. 9.1.1 Voyager. (a) During the Term of this Agreement, neither Voyager nor any of its Affiliates shall, except as otherwise permitted in this Article 9, either alone or with or for any Third Party, Develop, Manufacture or Commercialize any Competitive Product or grant any Affiliate or Third Party a license or sublicense to enable any Third Party to do so. (b) Notwithstanding the foregoing, (i) Voyager shall have no restriction under this Section 9.1.1 with respect to the Development, Manufacture or Commercialization of Gene Therapy Products directed to any Target that was the subject of a Terminated Program and is not the subject of any other Program, provided, however, that, Voyager may not utilize any Neurocrine IP or Confidential Information of Neurocrine in such Development, Manufacture or Commercialization, and (ii) nothing in this Section 9.1.1 shall preclude Voyager from complying with its obligations to grant rights to Genzyme under and in accordance with the Genzyme Agreement (as such agreement exists as of the Effective Date) if Genzyme exercises the option granted to it thereunder. 9.1.2 Neurocrine. (a) During the Term of this Agreement, neither Neurocrine nor any of its Affiliates shall, except as otherwise permitted in this Article 9, either alone or with or for any Third Party, Develop, Manufacture or Commercialize any Competitive Product or grant any Affiliate or Third Party a license or sublicense to do so. (b) Notwithstanding the foregoing, Neurocrine shall have no restriction under this Section 9.1.2 with respect to the Development, Manufacture or Commercialization of Gene Therapy Products directed to any Target that was the subject of a Terminated Program and is not the subject of any other Program; provided, however, that Neurocrine may not utilize any 58 Voyager IP or Confidential Information of Voyager in such Development, Manufacture or Commercialization. 9.2 Exception for Basic Research. Notwithstanding Section 9.1, Neurocrine and Voyager shall be free during the Term, either alone or with or for an Affiliate or a Third Party, to conduct basic scientific, non-clinical and pre-clinical Development with respect to the biological mechanism of action, pharmacology, structure-activity relationship (SAR) or the like for any Gene Therapy Product; provided, however, that neither Party shall conduct any basic scientific, non- clinical and pre-clinical Development with respect to a Collaboration Product, other than under a Development Plan, Neurocrine Plan or Co-Co Agreement, without the prior written approval of the Joint R&D Working Group, and the conduct of such non-clinical and pre-clinical Development shall be subject to the supervision and oversight of the Joint R&D Working Group. 9.3 Acquisitions. 9.3.1 If, during the term of the exclusivity covenant in Section 9.1, a Party or any of its Affiliates (such Party, the “Acquisition Party”) acquires or is acquired by a Third Party (an “Acquired Affiliate”) (whether such acquisition occurs by way of a purchase of assets, merger, consolidation, change of control or otherwise) that is, at the time of such acquisition, engaging in any activities that would violate Section 9.1.1 or 9.1.2, as applicable, if conducted by such Acquisition Party (such activities, an “Acquired Competing Program” and any product Developed, Commercialized or otherwise Exploited thereunder, an “Acquired Competing Product”), then the Acquisition Party or its Acquired Affiliate shall, no later than [...***...] following the date of consummation of the relevant acquisition, notify the other Party in writing that the Acquisition Party or such Acquired Affiliate shall: (a) divest, whether by license or otherwise, its interest in the Acquired Competing Program to a Third Party, to the extent necessary to be in compliance with Section 9.1, with no rights in such Acquired Competing Program retained by the Acquisition Party or any of its Affiliates; or (b) terminate Research, Development, Manufacture and Commercialization under the Acquired Competing Program, to the extent necessary to be in compliance with Section 9.1. 9.3.2 If the Acquisition Party or its Acquired Affiliate notifies the other Party in writing that it intends to divest such Acquired Competing Program or terminate Development, Manufacture and Commercialization under the Acquired Competing Program as provided in Section 9.3.1(a) or 9.3.1(b), then the Acquisition Party or Acquired Affiliate, as applicable, shall effect the consummation of such divestiture within [...***...] or effect such termination within [...***...] after the consummation of the relevant acquisition, subject to compliance with applicable Law, and shall confirm to the other Party in writing when such divestiture or termination has been completed. The Acquisition Party shall keep the other Party reasonably informed of its and its Affiliates’ efforts and progress in effecting such divestiture or termination until it is completed. Until such divestiture or termination occurs, the Acquisition Party shall keep its and its Affiliates’ activities with respect to such Acquired Competing Program separate from their activities under this Agreement or any Co-Co Agreement. 59 9.3.3 Subject to the Acquisition Party’s compliance with this Section 9.3, the activities of such Acquisition Party or its Acquired Affiliate with respect to any Competing Acquirer Program shall not be a breach of this Agreement. ARTICLE 10 INTELLECTUAL PROPERTY RIGHTS 10.1 Ownership of Inventions; Disclosure. 10.1.1 Ownership. Subject to Section 10.1.2, (a) title to all Inventions made solely by employees or agents of Voyager in the course of activities conducted pursuant to this Agreement shall be owned by Voyager; (b) title to all Inventions made solely by employees or agents of Neurocrine in the course of activities conducted pursuant to this Agreement shall be owned by Neurocrine; and (c) title to all Inventions made jointly by employees or agents of Neurocrine and employees or agents of Voyager in the course of activities conducted pursuant to this Agreement (each, a “Joint Invention”) shall be owned jointly by Neurocrine and Voyager. For purposes of determining ownership hereunder, inventorship of Inventions made pursuant to this Agreement shall be determined in accordance with the patent laws of the United States. Except as expressly provided in this Agreement, each Party may (subject to the licenses and exclusivity provisions of this Agreement) practice the Joint IP, but neither Party may grant licenses or otherwise encumber its ownership interest in any Joint IP without the prior written consent of the other Party. 10.1.2 Exceptions. Notwithstanding Section 10.1.1 and anything to the contrary set forth in this Agreement, Voyager shall exclusively own all Vectorization IP made in the course of the Collaboration, regardless of which Party or its employees or agents conceived or reduced to practice such Invention or whether such Invention was jointly developed by the Parties. Neurocrine, on behalf of itself and its Affiliates, hereby assigns, and to the extent such present assignment is not possible, agrees to assign, to Voyager all of Neurocrine’s right, title and interest in and to such Vectorization IP, and all intellectual property rights therein, and, thereafter, such Vectorization IP and any intellectual property rights therein shall not be considered Neurocrine IP or Joint IP, but shall be considered Voyager IP, to the extent applicable. 10.1.3 Disclosure of Inventions. (a) During the Term, the Parties shall promptly disclose to each other any Inventions relating to any Collaboration Candidate, Development Candidate or Collaboration Product. (b) During the Term, Neurocrine shall promptly disclose to Voyager any Vectorization Know-How made solely by Neurocrine or jointly by the Parties. 10.1.4 Background IP. Each Party shall retain ownership of intellectual property rights, including Patent Rights and Know-How, existing as of the Effective Date, and nothing in this Agreement shall assign any ownership to the other Party with respect to such intellectual property rights. 60 10.2 Patent Prosecution and Maintenance. 10.2.1 Voyager Licensed Platform Patent Rights. (a) Subject to the terms of any applicable In-License Agreement and Co-Co Agreement: (i) Subject to the remainder of this Section 10.2.1(a), Voyager shall have the sole right, at its sole cost and cost and expense, for Prosecuting and Maintaining the Vectorization Patent Rights and for conducting and defending any Defense Proceeding relating thereto. (ii) Subject to Section 10.2.2, Voyager shall have the first right, at its sole cost and expense, for Prosecuting and Maintaining the Voyager Licensed Platform Patent Rights and for conducting and defending any opposition, reexamination request, nullity action, interference, or other post-grant proceeding involving an attack upon the validity, title or enforceability thereof relating thereto, and for initiating any interference, including in each case any appeals therefrom (each, a “Defense Proceeding”) (except that in connection with any actions subject to Section 10.3, the Party with responsibility for such action pursuant to Section 10.3 shall have responsibility for any related Defense Proceedings). Upon request by Neurocrine, the Parties shall coordinate and use reasonable efforts, in connection with Voyager’s Prosecution and Maintenance of the Voyager Licensed Platform Patent Rights, to enable Neurocrine to file patent applications, including divisionals, continuations or other patent applications for Voyager Target- Specific Patent Rights. (iii) Voyager shall keep Neurocrine fully informed with respect to (A) the issuance of a Voyager Licensed Platform Patent Right being Prosecuted and Maintained by Voyager pursuant to this Section 10.2.1(a), and (B) the abandonment of any Voyager Licensed Platform Patent Right. (iv) Without limiting the foregoing, Voyager shall (A) provide Neurocrine with copies of the text of the applications for any Voyager Licensed Platform Patent Right as soon as practicable but at least [...***...] before filing, except for urgent filings, in which case Voyager shall provide copies as soon as practicable before, simultaneously with or immediately after filing; (B) provide Neurocrine with a copy of each submission made to and material or substantive document received from a patent authority, court or other tribunal regarding any Voyager Licensed Platform Patent Right reasonably promptly after making such filing or receiving such document, including a copy of each application as filed together with notice of its filing date and application number; (C) keep Neurocrine advised of the status of all substantive communications, actual and prospective filings or submissions regarding any Voyager Licensed Platform Patent Right, and give Neurocrine copies of any such communications, filings and submissions proposed to be sent to any patent authority or judicial body; and (D) consider in good faith and reasonably incorporate Neurocrine’s comments on such communications, filings and submissions for any Voyager Licensed Platform Patent Right (including particular countries in which Neurocrine desires Voyager to file a particular Voyager Licensed Platform Patent Right, provided, however, that Neurocrine shall reimburse Voyager for all expenses incurred in Prosecuting and Maintaining Patent Rights in countries requested by Neurocrine in which a

61 company similarly situated to Voyager may not file patent applications in accordance with commercially reasonable business practices), unless incorporating such comments would reasonably be expected to have a material adverse effect on the scope of any Voyager Licensed Platform Patent Right that covers products being developed or commercialized by Voyager that are not Collaboration Products. Neurocrine’s rights pursuant to this Section 10.2.1(a)(iv) shall terminate with respect to Voyager Licensed Platform Patent Rights that are relevant to one Program only at such time as such Program is terminated pursuant to the terms of this Agreement. (b) Voyager shall notify Neurocrine as to any decision to abandon, to cease Prosecution and Maintenance of, or not to continue to pay the expenses of Prosecution and Maintenance of, any Voyager Licensed Platform Patent Right in any country in which it was filed. Voyager will provide such notices at least [...***...] prior to any filing or payment due date, or any other due date that requires action, in connection with such Voyager Licensed Platform Patent Right. Thereafter, Neurocrine may, upon written notice to Voyager, in Voyager’s name and at Neurocrine’s sole cost and expense, control the Prosecution and Maintenance of such Voyager Licensed Platform Patent Right, and Neurocrine shall keep Voyager informed of the status of such Voyager Licensed Platform Patent Right in accordance with Sections 10.2.1(a)(iii) and (iv), mutatis mutandis. 10.2.2 Voyager Target-Specific Patent Rights. (a) Subject to the terms of any applicable In-License Agreement and Co-Co Agreement: (i) Neurocrine shall have the first right, at its sole cost and expense, for Prosecuting and Maintaining the Voyager Target-Specific Patent Rights and for conducting any Defense Proceeding relating thereto (except that in connection with any counterclaims brought in actions subject to Section 10.3, the Party with responsibility for such action pursuant to Section 10.3 shall have responsibility for such Defense Proceedings); provided, however, that with regard to patent applications within Voyager Target-Specific Patent Rights that were filed prior to the Effective Date and patent applications claiming priority thereto, Voyager shall continue to Prosecute and Maintain, at Neurocrine’s expense, such patent applications until [...***...], or earlier as the Parties agree in writing; and provided further that the provisions of Section 10.2.1(a)(iv) shall apply to Voyager’s Prosecution and Maintenance of such patent applications within the Voyager Target-Specific Rights. (ii) Neurocrine shall keep Voyager fully informed with respect to (A) the issuance of a Voyager Target-Specific Patent Right being Prosecuted and Maintained by Neurocrine pursuant to this Section 10.2.2(a), and (B) the abandonment of any Voyager Target- Specific Patent Right Prosecuted and Maintained by Neurocrine pursuant to this Section 10.2.2(a); provided, however, that if Voyager continues to Prosecute and Maintain Voyager Target-Specific Patent Rights pursuant to Section 10.2.2(a)(i), Voyager shall not be permitted to abandon such Patent Rights without Neurocrine’s written consent. (iii) Without limiting the foregoing, Neurocrine shall (A) provide Voyager with copies of the text of the applications for any Voyager Target-Specific Patent Right it Prosecutes or Maintains as soon as practicable but at least [...***...] before filing, except 62 for urgent filings, in which case Neurocrine shall provide copies as soon as practicable before, simultaneously with or immediately after filing; (B) provide Voyager with a copy of each submission made to and material or substantive document received from a patent authority, court or other tribunal regarding any Voyager Target-Specific Patent Right reasonably promptly after making such filing or receiving such document, including a copy of each application as filed together with notice of its filing date and application number; (C) keep Voyager advised of the status of all substantive communications, actual and prospective filings or submissions regarding any Voyager Target-Specific Patent Right, and give Voyager copies of any such communications, filings and submissions proposed to be sent to any patent authority or judicial body; and (D) consider in good faith Voyager’s comments on such communications, filings and submissions for any such Voyager Target-Specific Patent Right and shall reasonably incorporate such comments unless their incorporation would reasonably be expected to have a material adverse effect on the scope of any Voyager Target-Specific Patent Right. (b) Neurocrine shall notify Voyager as to any decision to abandon, to cease Prosecution and Maintenance of, or not to continue to pay the expenses of Prosecution and Maintenance of, any Voyager Target-Specific Patent Right in any country in which it was filed. Neurocrine will provide such notices at least [...***...] prior to any filing or payment due date, or any other due date that requires action, in connection with such Voyager Target-Specific Patent Right. Thereafter, Voyager may, upon written notice to Neurocrine, in Voyager’s name and at Voyager’s sole cost and expense, control the Prosecution and Maintenance of such Voyager Target-Specific Patent Right, and Neurocrine will have the rights thereto as set forth in Sections 10.2.1(a)(i) and (ii) with respect to such Voyager Target-Specific Patent Right. 10.2.3 Neurocrine Patent Rights. Neurocrine shall be responsible, at its sole cost and expense, and shall have the exclusive right, but not the obligation, for Prosecuting and Maintaining the Neurocrine Patent Rights and for conducting Defense Proceedings relating thereto. 10.2.4 Joint Patent Rights. (a) Subject to the terms of any applicable Co-Co Agreement: (i) Subject to Section 10.2.4(b), Neurocrine shall have the first right, at its sole cost and expense, for Prosecuting and Maintaining in both Parties’ names the Joint Patent Rights specifically excluding any Vectorization Patent Rights Covering Vectorization Know-How that was jointly developed by the Parties and assigned to Voyager pursuant to Section 10.1.2). Voyager shall execute any powers of attorney necessary for Neurocrine’s counsel to conduct such activities. (ii) Neurocrine shall keep Voyager fully informed with respect to (A) the issuance of any Joint Patent Right being Prosecuted and Maintained by Neurocrine pursuant to this Section 10.2.4(a), and (B) the abandonment of any Joint Patent Right being Prosecuted and Maintained by Neurocrine pursuant to this Section 10.2.4(a). (iii) Without limiting the foregoing, Neurocrine shall (A) provide Voyager with copies of the text of the applications for any such Joint Patent Right as soon as 63 practicable but at least [...***...] before filing, except for urgent filings, in which case Neurocrine shall provide copies as soon as practicable before, simultaneously with or immediately after filing; (B) provide Voyager with a copy of each submission made to and material or substantive document received from a patent authority, court or other tribunal regarding any such Joint Patent Right reasonably promptly after making such filing or receiving such material document, including a copy of each application as filed together with notice of its filing date and application number; (C) keep Voyager advised of the status of all substantive communications, actual and prospective filings or submissions regarding any such Joint Patent Right, and shall give Voyager copies of any such communications, filings and submissions proposed to be sent to any patent authority or judicial body; and (D) consider in good faith Voyager’s comments on such communications, filings and submissions for any such Joint Patent Right. (b) Neurocrine shall notify Voyager as to any decision to abandon, to cease Prosecution and Maintenance of, or not to continue to pay the expenses of Prosecution and Maintenance of, any such Joint Patent Right in any country in which it was filed. Neurocrine shall provide such notices at least [...***...] prior to any filing or payment due date, or any other due date that requires action, in connection with such Joint Patent Right. Thereafter, Voyager may, upon written notice to Neurocrine, in both Parties’ names and at Voyager’s sole cost and expense, control the Prosecution and Maintenance of such Joint Patent Right, and Voyager shall keep Neurocrine reasonably informed of the status of such Joint Patent Right in accordance with Sections 10.2.4(a)(ii) and (iii), mutatis mutandis. 10.2.5 The Parties shall undertake reasonable efforts and cooperate to ensure to the fullest extent practicable and not prejudicial that Joint Patent Rights are Prosecuted and Maintained in a manner that separates the claims pertaining to one Program and the Collaboration Products arising therefrom, on the one hand, from other Programs and the Collaboration Products arising therefrom, on the other hand, into distinct patent applications and ultimately separate issued patents. 10.2.6 Cooperation. Each Party shall reasonably cooperate with and assist the other Party in connection with the activities of such Party under Section 10.2 upon the reasonable request of the other Party, including by making scientists and scientific records reasonably available and the execution of all such documents and instruments and the performance of such acts as may be reasonably necessary in order to permit the other Party to continue any Prosecution or Maintenance of the applicable Patent Rights. 10.2.7 Patent Term Extension. Notwithstanding anything to the contrary in Section 10.2.1, 10.2.2 or 10.2.4, the JSC shall discuss all decisions regarding patent term extensions in the Territory, including in the United States with respect to extensions pursuant to 35 U.S.C. § 156 et. seq. and in other jurisdictions pursuant to supplementary protection certificates, and in all jurisdictions with respect to any other extensions that are now or become available in the future, wherever applicable, for Voyager Licensed Patent Rights and the Joint Patent Rights, in each case including whether or not to so apply and which Party shall so apply; provided that Neurocrine shall have the right to make all decisions with respect to any such extension of a Voyager Patent Right or Joint Patent Right Covering any Collaboration Product; provided that Neurocrine shall not have the right to extent any Voyager Licensed Platform Patent Right that Voyager intends to extend with respect to a different product for which there is no other Patent 64 Right reasonably available to extend. Each Party shall provide prompt and reasonable assistance, as requested by the other Party, including by taking such action as is required under any applicable Law to obtain such extension or supplementary protection certificate. 10.3 Enforcement and Defense. Subject to the terms of any applicable In-License Agreement and any applicable Co-Co Agreement: 10.3.1 Notice. Each Party shall promptly notify the other of any knowledge it acquires of any (a) actual or potential infringement by a Third Party of any Voyager Patent Right, Neurocrine Patent Right or Joint Patent Right that is or would be competitive with a Collaboration Product or (b) submission to a Party or a Regulatory Authority of an application for a product (including an application under Section 351(k) of the PHSA) that references a Product (“Competitive Infringement”). 10.3.2 Actions. (a) If any Neurocrine Patent Right is infringed by a Third Party in any country in the Territory, then Neurocrine shall have the sole right, but not the obligation, to institute and control any action or proceeding with respect to such infringement of such Patent Right, by counsel of its own choice. (b) If any Vectorization Patent Right that is not a Voyager Patent Right is infringed by a Third Party in any country in the Territory, then Voyager shall have the sole right, but not the obligation, to institute and control any action or proceeding with respect to such infringement of such Patent Right, by counsel of its own choice. If, in any such proceeding brought by Voyager, Neurocrine is required to join for standing purposes or in order for Voyager to commence or continue such proceeding, then Neurocrine shall join such proceeding, at Voyager’s expense, and shall be represented in such proceeding by counsel of Voyager’s choice at Voyager’s expense, unless Neurocrine elects to be represented by counsel of its own chose at Neurocrine’s expense. (c) Voyager shall have the primary right, but not the obligation, to institute, prosecute, and control any action or proceeding with respect to Competitive Infringement of any Voyager Licensed Platform Patent Right, by counsel of its own choice, provided that Voyager shall not unreasonably refuse to accept input from Neurocrine with respect to such proceeding. If in any such proceeding brought by Voyager, Neurocrine is required to join for standing purposes or in order for Voyager to commence or continue any such proceeding, then Neurocrine shall join such proceeding, at Voyager’s expense, and shall be represented in such proceeding by counsel of Neurocrine’s choice at Neurocrine’s expense. If Voyager does not bring an infringement action pursuant to this Section 10.3.2(c) within [...***...] after receipt of notice of the existence of an infringement (or in cases where there is a relevant statutory period during which an infringement action must be commenced or in which any material rights may be lost that would expire prior to the expiration of such [...***...] period and of which Neurocrine has notified Voyager promptly after it becomes aware, [...***...] prior to the expiration of such relevant statutory period), Voyager and Neurocrine shall meet and discuss Voyager’s reasons for not initiating a lawsuit or otherwise making or prosecuting a claim. If following such discussions Neurocrine desires to initiate a lawsuit or otherwise make or prosecute a claim with

65 respect to the Competitive Infringement and so notifies Voyager in writing, then upon receiving Voyager’s prior written consent, which consent shall not be unreasonably withheld, Neurocrine may institute, prosecute, and control such action; provided that, if, under the terms of an applicable In-License Agreement, Voyager has an applicable enforcement right that it cannot delegate to Neurocrine then, at Neurocrine’s request and expense, Voyager shall exercise such rights in such infringement action as directed by Neurocrine. If in any such proceeding Voyager is required to join for standing purposes or in order for Neurocrine (or an Inbound Licensor) to commence or continue any such proceeding, then Voyager shall join such proceeding, at Neurocrine’s expense, and shall be represented in such proceeding by counsel of Voyager’s choice at Voyager’s expense. (d) Neurocrine shall have the primary right, but not the obligation, to institute, prosecute, and control any action or proceeding with respect to Competitive Infringement of any Voyager Target-Specific Patent Right or Joint Patent Right, by counsel of its own choice, provided that Neurocrine shall not unreasonably refuse to accept input from Voyager with respect to such proceeding. If in any such proceeding brought by Neurocrine, Voyager is required to join for standing purposes or in order for Neurocrine to commence or continue any such proceeding, then Voyager shall join such proceeding, at Neurocrine’s expense, and shall be represented in such proceeding by counsel of Voyager’s choice at Voyager’s expense. The exercise by Neurocrine of the right to bring an infringement action shall be subject to and consistent with the terms of all applicable In-License Agreements; provided that, if, under the terms of an applicable In-License Agreement, Voyager has an applicable enforcement right that it cannot delegate to Neurocrine then, at Neurocrine’s request and expense, Voyager shall exercise such rights in such infringement action as directed by Neurocrine. If Neurocrine does not bring an infringement action pursuant to this Section 10.3.2(d) within [...***...] after receipt of notice of the existence of an infringement (or in cases where there is a relevant statutory period during which an infringement action must be commenced or in which any material rights may be lost that would expire prior to the expiration of such [...***...] period and of which Voyager has notified Neurocrine promptly after it becomes aware, [...***...] prior to the expiration of such relevant statutory period), Voyager and Neurocrine shall meet and discuss Neurocrine’s reasons for not initiating a lawsuit or otherwise making or prosecuting a claim. If following such discussions Voyager desires to initiate a lawsuit or otherwise make or prosecute a claim with respect to the Competitive Infringement and so notifies Neurocrine in writing, then upon receiving Neurocrine’s prior written consent, which consent shall not be unreasonably withheld, Voyager may institute, prosecute, and control such action. If in any such proceeding Neurocrine is required to join for standing purposes or in order for Voyager (or an Inbound Licensor) to commence or continue any such proceeding, then Neurocrine shall join such proceeding, at Voyager’s expense, and shall be represented in such proceeding by counsel of Neurocrine’s choice at Neurocrine’s expense. The Party initiating the suit shall have the sole and exclusive right to elect counsel for any suit initiated by it pursuant to Section 10.3.2(a), (c) or (d); provided that, with respect to a Voyager Target-Specific Patent Right or Joint Patent Right, such counsel is reasonably acceptable to the other Party. (e) Each Party agrees to cooperate fully in any action under this Section 10.3.2 that is controlled by the other Party, including executing legal papers and cooperating in the prosecution as may be reasonably requested by the controlling Party, all at the controlling Party’s expense. 66 (f) Unless otherwise agreed by the Parties in writing, and subject to the terms of the Co-Co Agreements, the amount of any recovery from a proceeding brought under this Section 10.3.2 shall first be applied to the Out-of-Pocket Cost of such action incurred by the Party prosecuting the applicable action, and any remaining recovery amount shall be applied to the Out- of-Pocket Cost of such action incurred by the other Party (if any), and then, of the remaining amount, (i) any recovery for a proceeding brought by Neurocrine with respect to a Voyager Target- Specific Patent Right, Voyager Licensed Platform Patent Right or Joint Patent Right or a proceeding brought by Voyager with respect to a Voyager Licensed Platform Patent Right shall be retained by Neurocrine, but shall be deemed Net Sales of the applicable Collaboration Product in the applicable country and subject to royalty payments under Section 8.3 or, with respect to Co- Co Products, shared between the Parties at the Co-Co Rate, (ii) any recovery for a proceeding brought by Voyager with respect to a Voyager Target-Specific Patent Right shall be allocated [...***...] percent ([...***...]%) to Voyager and [...***...] percent ([...***...]%) to Neurocrine and (iii) any recovery for a proceeding brought with respect to a Neurocrine Patent Right shall be retained by Neurocrine. If, in connection with a proceeding brought under this Section 10.3.2 with respect to a Voyager Target-Specific Patent Right, an Inbound Licensor is entitled to a portion of any recovery that is greater than the portion of the recovery payable, after costs, to Voyager, the Parties will meet and agree in good faith on an alternative sharing of such recovery to that set forth in the immediately preceding sentence that takes into account the amounts payable to the applicable Inbound Licensor and results in an equitable allocation of the remaining amounts to Neurocrine and Voyager after payment of such amounts to the applicable Inbound Licensor. 10.3.3 Defense. With respect to any defense or declaratory judgment actions relating to, or other attack upon, validity or enforceability of a Voyager Patent Right, Neurocrine Patent Right or Joint Patent Right that is not a Defense Proceeding, the Party with responsibility for the Prosecution and Maintenance of such Patent Right shall have the first right, but not the obligation, to assume the defense thereof at its sole cost and expense, except that if such action is in connection with a Competitive Infringement, Section 10.3.2 will apply to such action (as if it were enforcement against a Competitive Infringement). 10.4 Infringement Claimed by Third Parties. 10.4.1 If a Third Party commences, or threatens to commence, any proceeding against a Party alleging infringement of such Third Party’s intellectual property by the Exploitation by a Party, its Affiliates, subcontractors or Sublicensees of any Collaboration Candidate or any Collaboration Product, the Party against whom such proceeding is threatened or commenced shall give prompt notice to the other Party. 10.4.2 Unless the Party against whom such proceeding is filed seeks indemnification for a claim covered pursuant to Article 13, such Party shall, as between the Parties, have the sole right to control the defense and settlement of any such proceeding under Section 10.4.1 at its own cost. 10.5 Marking. Neurocrine and its Affiliates and Sublicensees shall mark each Collaboration Product in such a manner to conform with the patent laws and practice of any country in which such Collaboration Product is Manufactured or sold or to which such 67 Collaboration Product is shipped to ensure maximum enforceability of Patent Rights in such country. 10.6 Trademarks. Except for Collaboration Products arising from the AADC Program if Voyager exercises its Co-Co Option for such Program, Neurocrine shall have the right to brand Collaboration Products in the Territory using Neurocrine-related trademarks and any other trademarks and trade names it determines appropriate, which may vary by country or within a country (“Neurocrine Product Marks”). Neurocrine shall own all rights in the Neurocrine Product Marks and, as between the Parties, shall have the sole right to register, maintain, enforce and defend the Neurocrine Product Marks, at its sole expense, provided that Neurocrine will provide Voyager appropriate licenses to the Neurocrine Product Marks under any applicable Co-Co Agreement to undertake activities assigned to Voyager thereunder so requiring such licenses. If Voyager exercises its Co-Co Option for the AADC Program, branding of Co-Co Products arising from the AADC Program shall be governed by the applicable provisions of the applicable Co-Co Agreement and subject to final review and approval of the JSC. ARTICLE 11 CONFIDENTIALITY 11.1 Confidentiality; Exceptions. Except to the extent expressly authorized by this Agreement, or as otherwise agreed in writing, the Parties agree that the receiving Party (the “Receiving Party”) (a) shall keep confidential and shall not publish or otherwise disclose and (b) shall not use for any purpose other than as provided for in this Agreement (which purpose includes exercising its rights and performing its obligations under this Agreement), in each case (a) and (b) any Know-How or other confidential and proprietary information and materials, patentable or otherwise, in any form (written, oral, photographic, electronic, magnetic, or otherwise) that is disclosed to it by the other Party (the “Disclosing Party”), including trade secrets, Know-How, inventions or discoveries, proprietary information, formulae, processes, techniques and information relating to the Disclosing Party’s past, present or future marketing, financial, or Exploitation activities of any product or potential product or useful technology of the Disclosing Party or the pricing thereof (collectively, “Confidential Information” of the Disclosing Party), except that “Confidential Information” shall exclude information to the extent that it can be established by the Receiving Party that such information: 11.1.1 was in the lawful knowledge and possession of the Receiving Party prior to the time it was first disclosed to the Receiving Party by the Disclosing Party, or was otherwise developed independently by the Receiving Party without reference to any of the Disclosing Party’s Confidential Information, as evidenced by written records kept in the ordinary course of business, or other documentary proof of actual use by the Receiving Party; 11.1.2 was generally available to the public or otherwise part of the public domain at the time of its first disclosure to the Receiving Party by the Disclosing Party; 11.1.3 became generally available to the public or otherwise part of the public domain after its disclosure to the Receiving Party by the Disclosing Party and other than through any act or omission of the Receiving Party in breach of this Agreement or the Existing Confidentiality Agreement; or 68 11.1.4 was lawfully disclosed to the Receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the Disclosing Party not to disclose such information to others. For the avoidance of doubt, any information disclosed by a Party to the other Party prior to the Execution Date pursuant to the Confidential Disclosure Agreement between Voyager and Neurocrine dated August 28, 2018 (as amended from time to time, the “Existing Confidentiality Agreement”), that was considered Confidential Information (as defined in the Existing Confidentiality Agreement) of a Party shall be Confidential Information of such Party hereunder, subject to the provisions of Sections 11.1.1, 11.1.2, 11.1.3 and 11.1.4. Notwithstanding the foregoing, any Inventions within the Vectorization Know-How shall be considered the Confidential Information of Voyager, with Voyager considered the Disclosing Party and Neurocrine considered the Receiving Party, and Neurocrine may not rely on Section 11.1.1 with respect to any such Inventions developed by Neurocrine under this Agreement and assigned to Voyager. 11.2 Authorized Disclosure. Except as expressly provided otherwise in this Agreement, a Receiving Party may disclose Confidential Information of the Disclosing Party as follows: (a) to the extent required to those of its employees, agents and representatives who reasonably need to know such Confidential Information in order to advise or assist the Receiving Party in connection with the performance of its obligations or exercise of its rights granted or reserved in this Agreement and under appropriate written (or legal or ethical such as in the case of attorneys) confidentiality and non-use obligations no less protective of the Disclosing Party than those set forth in this Agreement; (b) as required by applicable Law; provided, however, that if a Receiving Party is required by Law to make any such disclosure of a Disclosing Party’s Confidential Information it will, except where impracticable, give reasonable advance notice to the Disclosing Party of such disclosure requirement, limit disclosure to only the Confidential Information requested to be disclosed and, if requested by the Disclosing Party, cooperate with the Disclosing Party to secure confidential treatment of such Confidential Information required to be disclosed; (c) in communication with existing or bona fide prospective investors, lenders, professional advisors, acquirers, merger partners, subcontractors, licensees or Inbound Licensors on a need to know basis, in each case under appropriate written (or legal or ethical such as in the case of attorneys) confidentiality and non-use obligations substantially equivalent to those of this Agreement, except that the term of such obligations may be shorter, and with respect to any disclosure to an Inbound Licensor under an Existing In-License Agreement, Neurocrine acknowledges that the relevant Inbound Licensor is obligated to retain any information provided to it in confidence only as required pursuant to the terms of the applicable Existing In-License Agreement; (d) to the extent mutually agreed to in writing by the Parties; (e) to a patent authority in connection with Prosecution and Maintenance, Defense Proceedings and enforcement of Patent Rights in accordance with Article 10; and (f) in the case of Neurocrine as Receiving Party, in Regulatory Filings for Collaboration Products and, in each case under appropriate written confidentiality and non-use obligations substantially equivalent to those of this Agreement, to Third Party contractors in connection with its Development, Manufacture and Commercialization of Collaboration Products. The confidentiality and non-use obligations set forth under this Agreement shall survive the termination or expiration of this Agreement for a period of [...***...].

69 11.3 Press Release; Disclosure of Agreement. 11.3.1 On or promptly after the Effective Date, the Parties shall jointly issue a public announcement of the execution of this Agreement. Subject to Sections 11.3.2, 11.3.3 and 11.4, neither Party may issue any subsequent press release or other public disclosure regarding this Agreement or its terms or the Parties’ activities hereunder, or any results or data arising hereunder, except (a) with the other Party’s prior written consent, (b) for any disclosure that is reasonably necessary to comply with applicable securities exchange listing requirements or other applicable Laws, provided that the Party making such disclosure provides the other Party a copy of the proposed disclosure as soon as reasonably practicable and reasonably considers any comments thereto provided by the other Party within [...***...] after the receipt of such proposed disclosure or such shorter period required to comply with applicable Laws, (c) in the case of Voyager, to announce the exercise of the Co-Co Option, provided that Voyager first provides Neurocrine a copy of the proposed disclosure and reasonably considers any timely comments thereto provided by Neurocrine, or (d) in the case of Neurocrine, disclosure of any information relating to the Development, Manufacture or Commercialization of any Collaboration Product that does not include Confidential Information of Voyager, provided that Neurocrine first provides Voyager a copy of the proposed disclosure and reasonably considers any timely comments thereto provided by Voyager. Notwithstanding the foregoing, to the extent information regarding this Agreement has already been publicly disclosed, each Party (other than a Party that had caused such information to become publicly disclosed in breach of this Article 11, if applicable) may subsequently disclose the same information to the public without the consent of the other Party, as long as it remains accurate at the time of subsequent disclosure. 11.3.2 Notwithstanding Section 11.3.1, each Party shall be permitted to disclose the existence and terms of this Agreement to the extent required to comply with applicable Laws or legal process, including the rules or regulations of the U.S. Securities and Exchange Commission, or similar agency in any country other than the United States, or of any stock exchange, including Nasdaq. Notwithstanding the foregoing, before disclosing this Agreement or any of the terms hereof, the Parties will coordinate in advance with each other in connection with the redaction of certain provisions of this Agreement with respect to any filings with the U.S. Securities and Exchange Commission or similar agency in any country other than the United States, or of any stock exchange, including Nasdaq, on which securities issued by a Party or a Party’s Affiliate are traded (the “Redacted Version”), and each Party will use commercially reasonable efforts to seek confidential treatment for such terms as may be reasonably requested by the other Party; provided that the Parties will use commercially reasonable efforts to file redacted versions with any governing bodies that are consistent with the Redacted Version. 11.3.3 Each Party shall be permitted to disclose the terms of this Agreement, in each case under appropriate confidentiality obligations substantially equivalent to those of this Agreement (except that the term of the obligations may be shorter as consistent with the applicable Party’s ordinary business practices with regard to the protection of its confidential information), to any existing or bona fide prospective investors, lenders, professional advisors, acquirers, merger partners, licensees or Inbound Licensors, except that, with respect to any disclosure to an Inbound Licensor under an Existing In-License Agreement, Neurocrine acknowledges that the relevant Inbound Licensor is obligated to retain any information provided to it in confidence only as required pursuant to the terms of the applicable Existing In-License Agreement. 70 11.4 Publications. The Parties recognize that it may be useful or required to publish or publicly disclose the results of Exploitation activities conducted hereunder, and each Party (and its Affiliates and Sublicensees) shall be free to publish or publicly disclose such results, including on its clinical trials registry or on a government-sponsored database such as www.clinicaltrials.gov, subject to the prior review by the other Party for patentability and protection of its Confidential Information as described in this Section 11.4; provided that any publication by Voyager of any data or results obtained under activities conducted under the subject matter of this Agreement shall be subject to approval by the JSC. The Party that desires to publish such results shall provide the other Party with a copy of such proposed abstract, manuscript, or presentation no less than [...***...] in the case of abstracts) prior to its intended submission for publication. The reviewing Party shall respond in writing promptly and in no event later than [...***...] in the case of abstracts) after receipt of the proposed material, with one or more of the following: (a) comments on the proposed material, which the publishing Party shall consider in good faith, (b) a specific statement of concern, based upon the need to seek patent protection or to block publication if the reviewing Party determines that the proposed disclosure contains or describes intellectual property that should be maintained as a trade secret to protect a Collaboration Product or any Exploitation activities conducted under this Agreement, and/or (c) an identification of the reviewing Party’s Confidential Information that is contained in the material reviewed. In the event of concern over patent protection or whether maintaining a trade secret would be a priority, the publishing Party agrees not to submit such publication or to make such presentation that contains such information until the reviewing Party is given a reasonable period of time, and in no event more than [...***...], unless otherwise agreed by the Parties, to seek patent protection for any material in such publication or presentation which it believes is patentable or to resolve any other issues; provided, however, that the publishing Party shall abandon such proposed publication or presentation if the reviewing Party reasonably determines in good faith that maintaining such information as a trade secret is a commercially reasonable priority. Any Confidential Information of the reviewing Party shall, if requested by the reviewing Party, be removed. Furthermore, with respect to any proposed abstracts, manuscripts or summaries of presentations by Clinical Trial investigators, such materials shall be subject to review under this Section 11.4 to the extent that Neurocrine or Voyager (as the case may be) has the right to do so. Voyager shall not grant any other Third Party any rights to publish results generated under this Agreement without approval by an appropriate Committee. 11.5 Remedies. Each Party shall be entitled to seek, in addition to any other right or remedy it may have, at Law or in equity, a temporary injunction, without the posting of any bond or other security, enjoining or restraining the other Party from any violation or threatened violation of this Article 11. 11.6 [...***...] Agreement. Pursuant to Section 14.8 of the [...***...] Agreement, Neurocrine agrees that it shall not make any form of representation or statement which would constitute an express or implied endorsement by [...***...] of any Licensed Products (as defined in the [...***...] Agreement), and that it shall not authorize others to do so, without first having obtained written approval from [...***...], except as may be required by governmental law, rule or regulation. 71 ARTICLE 12 REPRESENTATIONS AND WARRANTIES 12.1 Representations and Warranties of Both Parties. Each Party hereby represents and warrants to the other Party, as of the Execution Date and as of the Effective Date, that: 12.1.1 such Party is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof; 12.1.2 such Party has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; 12.1.3 this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with the terms hereof; 12.1.4 the execution, delivery and performance of this Agreement by such Party do not conflict with or result in a breach of any agreement or any provision thereof, or any instrument or understanding, oral or written, to which it is a party or by which it is bound, or any provision of the organization documents of such Party, nor violate any Laws of any court, governmental body or administrative or other agency having jurisdiction over such Party; and 12.1.5 no government authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, under any applicable Laws currently in effect, is or will be necessary for, or in connection with, the transaction contemplated by this Agreement or any other agreement or instrument executed in connection herewith, or for the performance by it of its obligations under this Agreement and such other agreements, except as may be required to obtain clearance of this Agreement under the HSR Act, to conduct Clinical Trials, to Manufacture Collaboration Products, or to seek or obtain Regulatory Approvals. 12.2 Representations, Warranties and Covenants, as applicable, of Voyager. Voyager hereby represents, warrants, and covenants to Neurocrine, as of the Execution Date and, except as set forth below, with respect to each Discovery Program, as of the date the JSC approves the applicable Discovery Target (subject to any disclosures in the Schedule of Exceptions attached hereto as Exhibit C, which disclosures shall be deemed to be exceptions to such representations and warranties) that: 12.2.1 Voyager has the right to grant all rights and licenses it purports to grant to Neurocrine under this Agreement; 12.2.2 Voyager has not granted, and will not during the Term grant, any right or license to any Third Party that would conflict with the rights or licenses granted to Neurocrine hereunder; 12.2.3 Exhibit B sets forth a true and complete list, as of the Execution Date, of all Voyager Licensed Patent Rights, indicating the assignee(s) of each such Patent Right; and Voyager 72 is the sole and exclusive owner of, or otherwise Controls via an exclusive license, the Voyager Licensed Patent Rights, free and clear of any claims, liens, charges or encumbrances other than licenses granted by Voyager that do not conflict with the licenses granted to Neurocrine under this Agreement; 12.2.4 The inventions claimed by the Voyager Licensed Patent Rights (a) were not conceived, discovered, developed or otherwise made in connection with any research activities funded, in whole or in part, by the federal government of the United States or any agency thereof and (b) are not a “subject invention” as that term is described in 35 U.S.C. Section 201(e) and (c) are not otherwise subject to 35 U.S.C. §§ 200-212, as amended, as well as any regulations promulgated thereunder; 12.2.5 No claim or litigation has been brought or threatened in writing against Voyager or, to its Knowledge, any Third Party by any Person alleging that the Voyager IP or Vectorization Technology is infringing or, if practiced or commercialized, will infringe the rights of any Third Party, or that the development of the Voyager IP or Vectorization Technology infringed or misappropriated the intellectual property rights of any Third Party, and to Voyager’s Knowledge there is no basis for any such claim; 12.2.6 To Voyager’s Knowledge, the conduct of the Development Plans have not, do not and will not infringe any Patent Rights or misappropriate any materials, Know-How or other intellectual property of any Third Party; 12.2.7 There are no judgments, orders, decrees or settlements against or owed by Voyager or any of its Affiliates, and, there is no written claim, written demand, suit, proceeding, arbitration, and to Voyager’s Knowledge, other claim, demand, inquiry, investigation or other legal action of any nature, civil, criminal, regulatory or otherwise, pending or, to the Knowledge of Voyager, threatened against Voyager or any of its Affiliates, in each case relating to the Voyager IP, the Programs and Collaboration Products or the transactions contemplated by this Agreement; 12.2.8 To Voyager’s Knowledge, no Person is infringing or threatening to infringe, or misappropriating or threatening to misappropriate, the Voyager IP, and no Person has challenged or threatened to challenge the inventorship, ownership, Voyager’s right to use, scope, validity or enforceability of, or Voyager’s or any Inbound Licensor’s rights in or to, any Voyager Licensed Patent Rights (including through the institution or threat of institution of interference, derivation, post-grant review, opposition, nullity or similar invalidity proceedings before the United States Patent and Trademark Office or any analogous Governmental Authority); 12.2.9 To Voyager’s Knowledge, the Voyager Licensed Patent Rights are valid and enforceable, or in the case of pending patent applications, will be valid and enforceable upon issuance, the inventorship of each Voyager Patent Right is properly identified on each patent and patent application, and Voyager has complied (and, to its Knowledge, its Inbound Licensors have complied) with, all applicable Laws and duties of candor with respect to the filing, prosecution and maintenance of the Voyager Licensed Patent Rights. Voyager has paid, with respect to all Voyager Licensed Patent Rights to which Voyager has prosecution and maintenance rights, and, to Voyager’s Knowledge, its Inbound Licensors have paid all maintenance and annuity fees with respect to the Voyager Licensed Patent Rights due as of the Execution Date;

73 12.2.10 All of its employees, officers, and consultants have executed agreements or have existing obligations under applicable Laws requiring assignment to Voyager of all inventions made during the course of and as the result of their association with Voyager and obligating the individual to maintain as confidential Voyager’s Confidential Information as well as confidential information of other Persons (including Neurocrine and its Affiliates) which such individual may receive, in each case to the extent required to support Voyager’s obligations under this Agreement; 12.2.11 (i) Neither Voyager nor, to Voyager’s Knowledge, any Third Party, is in breach of any In-License Agreement in any material respect and, to Voyager’s Knowledge, each In-License Voyager Agreement is in full force and effect, and neither Voyager nor any of its Affiliates has received any written notice of breach of any In-License Agreements; (ii) there are no agreements between Voyager (or any of its Affiliates), on the one hand, and a Third Party, on the other hand, pursuant to which Voyager or any of its Affiliates has Control of any Voyager IP as of the Execution Date other than those listed on Schedule 1.37, (iii) none of the Existing In- License Agreements includes any obligations that restrict or conflict with the practice of the licenses granted by Neurocrine hereunder; and (iv) true, correct and complete copies of each Existing In-License Agreement have been provided to Neurocrine. 12.2.12 Except for any contract granting only a non-exclusive license to (a) a Third Party to provide services or products to Voyager in a fee-for-service arrangement that does not convey to any Third Party or allow any Third Party to retain any rights in any Voyager Licensed Patent Rights or Voyager Know-How or (b) Inbound Licensors for non-commercial research and educational purposes, there are no agreements pursuant to which Voyager or any of its Affiliates has granted any right or license to practice any Voyager Licensed Patent Rights or Voyager Know- How that would be inconsistent or in conflict with the rights granted pursuant to this Agreement; 12.2.13 Voyager has taken reasonable precautions to preserve the confidentiality of the Voyager Know-How, including requiring each Person having access to the Voyager Know-How to be subject to confidentiality, non-use and non-disclosure obligations protecting the Voyager Know-How as the confidential, proprietary materials and information of Voyager; 12.2.14 Voyager has made available to Neurocrine (a) all Regulatory Filings relating to Collaboration Candidates, (b) all information in Voyager’s or its Affiliates’ Control related to the safety or efficacy of any Collaboration Candidate or Collaboration Product and (c) all other information in Voyager’s Control requested by Neurocrine. 12.2.15 Voyager and its Affiliates have generated, prepared, maintained and retained all Regulatory Filings for Collaboration Candidates and Collaboration Products in accordance with GLP, GCP and all other applicable Laws, and all such information is complete and accurate; 12.2.16 Voyager and its Affiliates have conducted, and its and their respective contractors and consultants have conducted, all Development of Collaboration Candidates and Collaboration Products in accordance with GLP, GCP and all other applicable Laws; 74 12.2.17 Neither Voyager nor any of its Affiliates, nor, to Voyager’s Knowledge, any of its or their respective officers, employees or agents, has (a) committed an act, (b) made a statement or (c) failed to act or make a statement that, in each case (a), (b) and (c), (A) would be or create an untrue statement of material fact or fraudulent statement to the FDA or any other Governmental Authority with respect to the Exploitation of Collaboration Candidates and Collaboration Products or (B) could reasonably be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery and Illegal Gratuities”, set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto or any analogous laws or policies in the Territory; 12.2.18 Since November 10, 2015, Voyager and its Affiliates have conducted and will conduct their business in compliance with the Foreign Corrupt Practices Act of 1977 and any other applicable anti-corruption Laws. Voyager covenants as follows: (a) Voyager and its and its Affiliates’ employees and contractors shall not, in connection with the performance of their respective obligations under this Agreement, directly or indirectly through Third Parties, unlawfully pay, promise or offer to pay, or authorize the payment of, any money or give any promise or offer to give, or authorize the giving of anything of value to a Public Official or Entity or other person for the purpose of corruptly obtaining or retaining business for or with, or directing business to, any person, including, without limitation, either Party, and Voyager represents and warrants that as of the Execution Date, Voyager, and to its Knowledge, its and its Affiliates’ employees and contractors, have not directly or indirectly promised, offered or provided any unlawful corrupt payment, gratuity, emolument, bribe, kickback, illicit gift or hospitality or other illegal or unethical benefit to a Public Official or Entity or any other person in connection with the performance of Voyager’s obligations under this Agreement, and Voyager covenants that it and its Affiliates’ employees and contractors shall not, directly or indirectly, engage in any of the foregoing. (b) Voyager and its Affiliates, and their respective employees and contractors, in connection with the performance of their respective obligations under this Agreement, shall not cause Neurocrine or its respective Affiliates, employees or agents to be in violation of the FCPA or any other applicable Law. (c) Voyager shall without unreasonable delay notify Neurocrine if Voyager has any credible information or reasonable suspicion that there may be a violation of the FCPA or any other applicable Law in connection with the performance of this Agreement or the Development, Manufacture or Commercialization of any Collaboration Candidate or Collaboration Product. (d) In connection with the performance of its obligations under this Agreement, Voyager shall comply and shall cause its and its Affiliates’ employees and contractors to comply with Voyager’s own anti-corruption and anti-bribery policy, a copy of which will be provided to Neurocrine within [...***...] of the Effective Date. (e) Neurocrine will have the right, upon reasonable prior written notice and during Voyager’s regular business hours, to engage an independent Third Party to audit 75 Voyager’s books and records in the event that a suspected violation of any of the representations, warranties or covenants in this Section 12.2.18 needs to be investigated. (f) In the event that Voyager has violated or been reasonably suspected of violating any of the representations, warranties or covenants in this Section 12.2.18, Voyager will cause its or its Affiliates’ personnel or others working under its direction or control to submit to periodic training that Voyager will provide on anti-corruption law compliance. (g) Voyager will, at Neurocrine’s request, annually certify to Neurocrine in writing Voyager’s compliance, in connection with the performance of Voyager’s obligations under this Agreement, with the representations, warranties or covenants in this Section 12.2.18. (h) Neurocrine shall have the right to suspend or terminate this Agreement in its entirety where there is a credible finding, after a reasonable investigation, that Voyager, in connection with performance of its obligations under this Agreement, has violated the FCPA; and 12.2.19 Voyager (a) will promptly notify Neurocrine of any lawsuits, claims, administrative actions, regulatory inquiries or investigations, or other proceedings asserted or commenced against Voyager or its Affiliates or their respective employees or agents involving in any material way the ability of Voyager to deliver the rights, licenses and sublicenses granted herein; and (b) will promptly notify Neurocrine in writing of any facts or circumstances that come to Voyager’s attention and that cause, or are reasonably expected to cause, any of the representations and warranties contained in Section 12.1 or 12.2 to be untrue in any material respect at any time during the Term. 12.3 Mutual Covenants. Each Party hereby covenants to the other Party that: 12.3.1 All individuals who are employees or independent contractors of such Party or any of its Affiliates working under this Agreement are and will be under written obligation to assign or, in the case of independent contractors, assign or exclusively license, all right, title and interest in and to all Inventions and other Know-How, and all intellectual property rights therein, developed under this Agreement to such Party or its Affiliate as the sole owner or exclusive licensee thereof; 12.3.2 Such Party will not employ, or use any contractor or consultant that employs or uses, any Person (a) that is debarred by the FDA (or subject to a similar sanction of EMA or any other Governmental Authority) or (b) to such Party’s Knowledge, that is the subject of an FDA debarment investigation or proceeding (or similar proceeding of EMA or any other Governmental Authority), in each of clauses (a) and (b) in the conduct of its activities under this Agreement; 12.3.3 In performing its obligations or exercising its rights under this Agreement, such Party, its Affiliates, and, with respect to Neurocrine, its Sublicensees, shall comply with all applicable Law, including all anti-corruption Laws; and 76 12.3.4 Such Party will not grant any license relating to the Voyager IP (if such Party is Voyager) or the Neurocrine IP (if such Party is Neurocrine) that would conflict with the rights or licenses granted or to be granted to the other Party hereunder. 12.4 Disclaimer. Except as otherwise expressly set forth in this Agreement, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY THAT ANY PATENTS ARE VALID OR ENFORCEABLE, AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT. ARTICLE 13 INDEMNIFICATION; INSURANCE 13.1 Indemnification by Neurocrine. Subject to Section 13.3 and the terms of the Co- Co Agreement, Neurocrine shall indemnify, hold harmless and defend: 13.1.1 Voyager and its Affiliates, and its or their respective directors, officers, employees, agents and representatives, from and against any and all liabilities, damages, losses, costs and expenses, including the reasonable fees of attorneys and other professional advisors (collectively, “Losses”), to the extent arising out of or resulting from any Third Party suits, claims, actions, proceedings or demands (“Third Party Claims”) to the extent resulting from: (a) The gross negligence, recklessness or intentional misconduct of Neurocrine or any of its Affiliates, or its or their respective directors, officers, employees, agents or representatives, in connection with performance by or on behalf of Neurocrine of Neurocrine’s obligations or exercise of Neurocrine’s rights under this Agreement; (b) any breach of this Agreement, including any representation or warranty or covenant, by Neurocrine; or (c) the Exploitation of Collaboration Candidates and Collaboration Products conducted by or on behalf of Neurocrine, any of its Affiliates or any Sublicensee hereunder (excluding Development or Manufacturing carried out by Voyager hereunder), including (a) any product liability, personal injury, property damage or other damage, and (b) infringement of any Patent Rights or other intellectual property rights of any Third Party, except to the extent related to any Vectorization Technology licensed to Neurocrine hereunder; provided, however, that, Losses arising from Exploitation of any Collaboration Product under any Co-Co Agreement shall be shared as Development Costs or profit or loss, as applicable, in accordance with the term of such Co-Co Agreement; except, in each case ((a)-(c)), to the extent arising from the gross negligence, recklessness or intentional misconduct of Voyager or any of its Affiliates or its or their respective directors, officers, employees, agents or representatives or Voyager’s breach of this Agreement, including any representation, warranty or covenant.

77 13.1.2 [...***...], its trustees, officers, agents and employees (the “[...***...] Indemnitees”), as set forth in Section 9.3 of the [...***...] Agreement, if the Patent Rights under the [...***...] Agreement become sublicensed to Neurocrine hereunder. 13.2 Indemnification by Voyager. Subject to Section 13.3 and the terms of the Co-Co Agreements, Voyager shall indemnify, hold harmless and defend, Neurocrine and its Affiliates, and its or their respective directors, officers, employees and agents, from and against any and all Losses, to the extent arising out of or resulting from any Third Party Claims to the extent resulting from: 13.2.1 the gross negligence, recklessness or intentional misconduct of Voyager or any of its Affiliates or subcontractors, or its or their respective directors, officers, employees, agents or representatives, in connection with performance by or on behalf of Voyager of Voyager’s obligations or exercise of Voyager’s rights under this Agreement; 13.2.2 any breach of this Agreement, including any representation or warranty or covenant, by Voyager; 13.2.3 the Exploitation of Collaboration Candidates and Collaboration Products conducted by or on behalf of Voyager or any of its Affiliates, or any of their respective licensees (excluding Development, Manufacturing or Commercialization carried out by Neurocrine hereunder), outside of the Territory or before the Effective Date or after termination of this Agreement, and including (a) any product liability, personal injury, property damage or other damage and (b) infringement of any Patent Rights or other intellectual property rights of any Third Party; provided, however, that, Losses arising from Exploitation of any Collaboration Product under any Co-Co Agreement shall be shared as Development Costs or profit or loss, as applicable, in accordance with the term of such Co-Co Agreement; or 13.2.4 the infringement of any Patent Rights or other intellectual property rights of any Third Party by the Exploitation of any Collaboration Product conducted by or on behalf of Neurocrine or its Affiliates or any Sublicensees, to the extent related to any Vectorization Technology licensed to Neurocrine by Voyager hereunder; except, in each case (13.2.1 – 13.2.4), to the extent arising from the gross negligence, recklessness or intentional misconduct of Neurocrine or any of its Affiliates or its or their respective directors, officers, employees, agents or representatives or Neurocrine’s breach of this Agreement, including any representation, warranty or covenant. 13.3 Procedure. A Person entitled to indemnification under this Article 13 (an “Indemnified Party”) shall give prompt written notification to the Person from whom indemnification is sought (the “Indemnifying Party”) of the commencement of any Third Party Claim for which indemnification may be sought or, if earlier, upon the assertion of any such Third Party Claim (it being understood and agreed, however, that the failure by an Indemnified Party to give notice of a Third Party Claim as provided in this Section 13.3 shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except and only to the extent that such Indemnifying Party is actually damaged as a result of such failure to give notice). Within [...***...] after delivery of such notification, the Indemnifying Party may, upon 78 written notice thereof to the Indemnified Party, assume control of the defense of such Third Party Claim with counsel reasonably satisfactory to the Indemnified Party. If the Indemnifying Party does not assume control of such defense, the Indemnified Party shall control such defense and, without limiting the Indemnifying Party’s indemnification obligations, the Indemnifying Party shall reimburse the Indemnified Party for all reasonable costs and expenses, including attorney fees, incurred by the Indemnified Party in defending itself within [...***...] after receipt of any reasonably detailed invoice and supporting documentation therefor from the Indemnified Party. The Party not controlling such defense may participate therein at its own expense; provided that, if the Indemnifying Party assumes control of such defense and the Indemnified Party in good faith concludes, based on advice from counsel, that the Indemnifying Party and the Indemnified Party have conflicting interests with respect to such Third Party Claim, the Indemnifying Party shall be responsible for the reasonable fees and expenses of counsel to the Indemnified Party in connection therewith. The Party controlling such defense shall keep the other Party advised of the status of such Third Party Claim and the defense thereof and shall consider recommendations made by the other Party with respect thereto. The Indemnified Party shall not agree to any settlement of such Third Party Claim without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld, delayed or conditioned. The Indemnifying Party shall not, without the prior written consent of the Indemnified Party, which shall not be unreasonably withheld, delayed or conditioned, agree to any settlement of such Third Party Claim or consent to any judgment in respect thereof that does not include a complete and unconditional release of the Indemnified Party from all liability with respect thereto, that imposes any liability or obligation on the Indemnified Party or that acknowledges fault by the Indemnified Party. 13.4 Insurance. Subject to the terms of any applicable Co-Co Agreement: 13.4.1 Voyager’s Insurance Obligations. Voyager shall maintain, at its cost, insurance against liability and other risks associated with its activities and obligations under this Agreement, including its Clinical Trials and its indemnification obligations hereunder, in such amounts, subject to such deductibles and on such terms as are reasonable for a company such as Voyager for the activities to be conducted by it under this Agreement. Voyager shall furnish to Neurocrine evidence of such insurance upon request. If the Patent Rights under the [...***...] Agreement become sublicensed to Neurocrine hereunder, Neurocrine shall name the [...***...] Indemnitees as additional insureds, pursuant to Section 13.1 of the [...***...] Agreement. 13.4.2 Neurocrine’s Insurance Obligations. Neurocrine shall maintain, at its cost, insurance against liability and other risks associated with its and its Affiliates’ and any Sublicensees’ activities and obligations under this Agreement, including Clinical Trials, the Exploitation of Collaboration Products and Neurocrine’s indemnification obligations hereunder, in such amounts and on such terms as are reasonable and customary for a company such as Neurocrine for the activities to be conducted by it under this Agreement. Neurocrine shall furnish to Voyager evidence of such insurance upon request. 13.5 Limitation of Liability. EXCEPT FOR A BREACH OF ARTICLE 9 OR ARTICLE 11 OR FOR CLAIMS OF A THIRD PARTY THAT ARE SUBJECT TO INDEMNIFICATION UNDER THIS ARTICLE 13, NEITHER VOYAGER NOR NEUROCRINE, NOR ANY OF THEIR RESPECTIVE AFFILIATES, LICENSORS, LICENSEES OR SUBLICENSEES, WILL BE LIABLE TO THE OTHER PARTY, ITS 79 AFFILIATES OR SUBLICENSEES FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES, OR LOST PROFITS, ROYALTIES, DATA OR PROCUREMENT OF SUBSTITUTE GOODS, WHETHER LIABILITY IS ASSERTED IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY), INDEMNITY OR CONTRIBUTION, AND IRRESPECTIVE OF WHETHER THAT PARTY OR ANY REPRESENTATIVE OF THAT PARTY HAS BEEN ADVISED OF, OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF, ANY SUCH LOSS OR DAMAGE. ARTICLE 14 TERM AND TERMINATION 14.1 Term. This Agreement shall commence as of the Effective Date and, unless terminated earlier, this Agreement shall continue in full force and effect until the later of (a) the expiration of the last to expire Royalty Term with respect to all Collaboration Products in all countries in the Territory or (b) the last expiration or termination of all Co-Co Agreements (the “Term”). 14.2 Termination by Neurocrine. Neurocrine may terminate this Agreement in its entirety or on a Program-by-Program and/or country-by-country basis by providing written notice of termination to Voyager, which notice specifies the scope of the termination and includes an effective date of termination at least (a) one hundred eighty (180) days after the date of the notice if such notice is provided prior to First Commercial Sale of any Collaboration Product to which the termination applies or (b) one (1) year after the date of the notice if such notice is provided after First Commercial Sale of any Collaboration Product to which the termination applies. 14.3 Termination for Breach. 14.3.1 This Agreement may be terminated (a) on a Program-by-Program basis, at any time upon written notice by either Party if the other Party is in material breach of this Agreement with respect to such Program or (b) in its entirety, at any time upon written notice by either Party if the other Party is in material breach of this Agreement with respect to all Programs, or if such material breach does not relate specifically to any Program, in either case ((a) or (b)) except if the breaching Party has cured such breach within [...***...] in the case of a payment breach ([...***...] in the case of the Initial Fee), or within [...***...] in the case of all other breaches, after the non-breaching Party has provided written notice to the breaching Party of such breach; provided that if the breach is curable but is not capable of cure within such [...***...] period, then the cure period will be extended for so long as the breaching Party is diligently implementing a cure plan reasonably designed to cure such breach, provided that, such cure period does not exceed [...***...] in total. 14.3.2 Without limiting Section 14.3.1, if the applicable material breach is a material breach by Neurocrine of its obligations under Section 4.2.2 to use Commercially Reasonable Efforts with respect to a Program in one or more, but not all, of the Major Market Countries, then Voyager will not have the right to terminate this Agreement with respect to such Program in all countries but instead may terminate this Agreement with respect to such Program 80 only in the Major Market Country(ies) in which there was an uncured material breach by Neurocrine with respect to its obligation to use Commercially Reasonable Efforts. 14.3.3 If the Parties reasonably and in good faith disagree as to whether there has been a material breach, the Party that seeks to dispute that there has been a material breach shall contest the allegation in accordance with Section 15.2 during the applicable cure period. The cure period for any allegation made in good faith as to a material breach under this Agreement will, subject to Sections 14.3.1 and 15.3, including the suspension of such cure period set forth therein, run from the date that written notice of breach was first provided to the breaching Party by the non-breaching Party. 14.4 Termination for Failure to Make Equity Purchase. If Neurocrine fails to purchase from Voyager shares of Voyager common stock pursuant to the terms and within the timeframe specified in the Stock Purchase Agreement (subject to any cure provisions therein), then Voyager shall have the right to terminate this Agreement in its entirety upon written notice to Neurocrine. 14.5 Termination for Patent Challenge. If, during the Term, Neurocrine (a) commences or participates in any action or proceeding (including any patent opposition or re-examination proceeding), or otherwise asserts any claim, challenging or denying the validity or enforceability of any claim of Voyager Licensed Patent Rights, except in the normal course of patent prosecution, or (b) actively assists any other Person in bringing or prosecuting any action or proceeding (including any patent opposition or reexamination proceeding) challenging or denying the validity or enforceability of any claim of Voyager Licensed Patent Rights (each of (a) and (b), a “Patent Challenge”), then, to the extent permitted by applicable Laws, Voyager shall have the right, exercisable within sixty (60) days following receipt of notice regarding such Patent Challenge, in its sole discretion, to terminate this Agreement with respect to such Voyager Patent Right(s), such termination to be effective ninety (90) days following such notice (or such longer period as Voyager may designate in such notice) unless Neurocrine withdraws or causes to be withdrawn all such challenge(s) (or in the case of ex-parte proceedings, multi-party proceedings, or other Patent Challenges that Neurocrine does not have the power to unilaterally withdraw or cause to be withdrawn, Neurocrine ceases actively assisting any other party to such Patent Challenge and, to the extent Neurocrine is a party to such Patent Challenge, it withdraws from such Patent Challenge) within such ninety (90)-day period. The foregoing sentence shall not apply (i) with respect to any Voyager Licensed Patent Rights that Voyager first asserts against Neurocrine or any of its Affiliates where the Patent Challenge is made in defense of such assertion, or (ii) with respect to any Patent Challenge commenced by a Third Party that after the Effective Date acquires or is acquired by Neurocrine or its Affiliates or its or their business or assets, whether by stock purchase, merger, asset purchase or otherwise, but only with respect to Patent Challenges commenced prior to the closing of such acquisition. The following will not be considered a Patent Challenge: (A) responding to compulsory discovery, subpoenas or other requests for information in a judicial or arbitration proceeding or (B) complying with any applicable Law or court order. 14.6 Effects of Termination Other than by Neurocrine for Voyager Breach. Without limiting any other legal or equitable remedies that either Party may have, if this Agreement is terminated (in whole or in part) for any reason except by Neurocrine pursuant to Section 14.3 above, then the following shall apply, provided that if termination of this Agreement is limited to

81 a particular country(ies) or Program(s) then the following shall apply only with respect to such country(ies) or Program(s): 14.6.1 the license grants to Neurocrine in Section 5.1 shall terminate immediately; 14.6.2 Neurocrine shall, and hereby does, effective upon such termination, grant to Voyager a royalty-bearing, sublicenseable (through multiple tiers) license under the Neurocrine IP that has been used with or incorporated into Collaboration Products in such Program as of the effective date of termination to Exploit Collaboration Products in such Program in the terminated country(ies), which license will be non-exclusive or exclusive as requested by Voyager; the Parties shall negotiate in good faith commercially reasonable royalties payable by Voyager to Neurocrine on sales of such Collaboration Products, which shall reflect the value of, and Neurocrine’s investment in the development of, such Collaboration Products and the exclusivity of the license, and the terms related to such royalty payments. 14.6.3 if Voyager so requests, and to the extent permitted under the relevant agreement at the time of termination, Neurocrine shall transfer to Voyager any agreements between Neurocrine or any of its Affiliates, on the one hand, and any Affiliate or Third Party, on the other hand, to the extent relating to the Exploitation of any Collaboration Product in the terminated Program(s) and country(ies) to which Neurocrine or any of its Affiliates or any Sublicensees is a party, subject to any required consents of such Third Party, which Neurocrine shall use commercially reasonable efforts to obtain promptly (but shall not be obligated to pay any additional consideration to such Third Party); 14.6.4 if the date of expiration or termination of the Agreement is after any Transition Event, then, with respect to any Collaboration Product that is the subject of a terminated Program: (a) Neurocrine shall provide to Voyager a fair and accurate description of the status of the Exploitation of any Collaboration Product in such Program in the Field in the terminated country(ies) through the effective date of termination or expiration; (b) Neurocrine shall as promptly as practicable transfer to Voyager or Voyager’s designee (i) possession and ownership of all Regulatory Filings (including any supporting documentation or data therefor), Regulatory Approvals and pricing and reimbursement approvals relating to the Exploitation of such Collaboration Products in the terminated Program(s) and country(ies), (ii) copies of all non-clinical and clinical data relating to any of such Collaboration Products, and all adverse event or other safety data in the possession or Control of Neurocrine, any of its Affiliates or any Sublicensee related to such Collaboration Products; (ii) if this Agreement is terminated in its entirety, all records and materials containing Confidential Information of Voyager. To the extent required to effect the transfer of any Regulatory Filing or Regulatory Approvals in any terminated country(ies), Neurocrine shall appoint, and cause its Affiliates and use Commercially Reasonable Efforts to cause its Sublicensees to appoint, Voyager as the agent for Neurocrine, its Affiliates and, as applicable, the Sublicensees for all matters relating to such Collaboration Products involving Regulatory Authorities in such terminated country(ies) until all Regulatory Approvals and other Regulatory Filings have been transferred to Voyager or its designee; 82 (c) if the effective date of termination or expiration is after the First Commercial Sale of a Collaboration Product in any country in the Territory, then Neurocrine shall appoint Voyager or its designee as the exclusive distributor of the Collaboration Product in the Territory and grant Voyager the right to appoint sub-distributors, until such time as all Regulatory Approvals and pricing and reimbursement approvals in the Territory have been transferred to Voyager or its designee; (d) if Neurocrine or any of its Affiliates is Manufacturing such Collaboration Product, then, at Voyager’s option, Neurocrine shall supply such Collaboration Product to Voyager in the Territory at Neurocrine’s fully burdened manufacturing cost plus [...***...] percent ([...***...]%) thereof (except that such percentage above cost shall not apply if Voyager terminated this Agreement pursuant to Section 14.3 above), until the earlier of (A) such time as all Regulatory Approvals and pricing and reimbursement approvals in the Territory have been transferred to Voyager or its designee, Voyager has obtained all necessary Manufacturing approvals and Voyager has procured or developed its own source of the Collaboration Product supply for the Territory or (B) [...***...] following the effective date of such termination or expiration; (e) Neurocrine shall promptly transfer and assign to Voyager all of Neurocrine’s and its Affiliates’ and shall use Commercially Reasonable Efforts to cause its Sublicensees to transfer and assign any Sublicensee’s rights, title and interests in and to all Neurocrine Product Marks used in the Commercialization of such Collaboration Products (but not any house marks of such Person or any trademark containing the word “Neurocrine” owned by Neurocrine or any of its Affiliates or, as applicable, any Sublicensee); and (f) Neurocrine shall, upon Voyager’s written request, transfer to Voyager any inventory of such Collaboration Products owned or controlled by Neurocrine or any of its Affiliates and shall use Commercially Reasonable Efforts to cause any Sublicensee to transfer any such inventory of such Collaboration Products owned or controlled by such Sublicensee as of the termination date at the actual price paid by Neurocrine, such Affiliate or, as applicable, such Sublicensee for such supply. 14.6.5 Neurocrine shall provide any other assistance reasonably requested by Voyager for the purpose of allowing Voyager or its designee to proceed expeditiously with the Exploitation of Collaboration Products in the Field in the Territory over a [...***...] period following termination, and Voyager shall pay Neurocrine’s FTE Costs and Out-of-Pocket Costs to conduct such assistance (except in the event Voyager terminated this Agreement pursuant to Section 14.3 above); 14.6.6 Neurocrine shall, and shall cause its Affiliates and use Commercially Reasonable Efforts to cause its Sublicensees to, execute all documents as may be reasonably requested by Voyager in order to give effect to the foregoing clauses; and 14.6.7 If this Agreement is terminated in its entirety, Voyager shall return to Neurocrine or destroy, and certify such destruction in writing any Confidential Information of Neurocrine, except for any such Confidential Information that Voyager has the right to use pursuant to the terms of this Agreement. 83 14.7 Effects of Termination by Neurocrine for Voyager Breach. If Neurocrine terminates this Agreement with respect to one or more Programs pursuant to Section 14.3, then all rights and obligations under this Agreement with respect to such terminated Programs will terminate, except as expressly provided in Section 14.9, and if such termination is of this Agreement in its entirety, Voyager shall return to Neurocrine or destroy, and certify such destruction in writing, any Confidential Information of Neurocrine. If Neurocrine has the right to terminate this Agreement with respect to one or more Programs for Voyager’s material breach pursuant to Section 14.3, then in lieu of termination, and in addition to the remedies provided in Section 2.1.5, Neurocrine shall have the right to keep this Agreement in effect and to elect the following upon written notice to Voyager: 14.7.1 If a Co-Co Agreement is then in effect with respect to the terminated Program(s), then such Co-Co Agreement(s) will terminate, and Voyager will no longer have the right to co-develop and co-commercialize the applicable Collaboration Products with Neurocrine; and 14.7.2 Subject to the applicable terms of any In-License Agreement, Neurocrine shall no longer have any obligations with respect to diligence or to use Commercially Reasonable Efforts with respect to any Collaboration Products resulting from the applicable Programs. 14.8 HSR Filing; Termination Upon HSR Denial. 14.8.1 Except for the Parties’ obligations under Article 11, Article 12 and this Section 14.8, which shall be effective as of the Execution Date, this Agreement shall not become effective until the Effective Date. 14.8.2 Each Party will use reasonable efforts to do, or cause to be done, all things necessary, proper and advisable to, as promptly as practicable, take all actions necessary to obtain expiration or termination of all applicable waiting periods and requests for information (and any extensions thereof) under the HSR Act, including filing with the U.S. Federal Trade Commission and the Antitrust Division of the U.S. Department of Justice, any HSR Filing required of it under the HSR Act with respect to the transactions contemplated hereby within ten (10) Business Days after the Execution Date (or such later time as may be agreed to in writing by the Parties). The Parties shall cooperate with one another to the extent necessary in the preparation of any such HSR Filing and during the review by the U.S. Federal Trade Commission and/or the Antitrust Division of the U.S. Department of Justice. Each Party shall be responsible for its own costs, expenses, and filing fees associated with any HSR Filing; provided, however, that Neurocrine shall be solely responsible for any fees (other than penalties that may be incurred as a result of actions or omissions on the part of Voyager) required to be paid in connection with making any such HSR Filing. If the Parties make an HSR Filing hereunder, then this Agreement shall terminate (a) at the election of either Party, immediately upon notice to the other Party, if the U.S. Federal Trade Commission or the U.S. Department of Justice seeks a preliminary injunction under the Antitrust Laws against Neurocrine and Voyager to enjoin the transactions contemplated by this Agreement; or (b) at the election of either Party, immediately upon notice to the other Party, in the event that the HSR Clearance Date shall not have occurred on or prior to one hundred eighty (180) days after the effective date of the HSR Filing. In the event of such termination, this Agreement shall be of no further force and effect. 84 14.9 Accrued Rights; Surviving Provisions of the Agreement. 14.9.1 Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of any Party prior to such termination or expiration, including any payment obligations hereunder , and any and all damages or remedies arising from any breach hereunder. Such termination or expiration shall not relieve any Party from obligations which are expressly indicated to survive expiration or termination of this Agreement. 14.9.2 The provisions of Articles 10, 11, 13, and 15 and Sections 2.2.2, 2.3, 2.4, the last sentence of 5.1 (only for those licenses that have become irrevocable prior to termination), 8.7, 8.8, 8.9, 8.10, 8.11, 8.12, 12.4, 14.6, 14.7, 14.9, shall survive the termination of this Agreement in its entirety or expiration of this Agreement for any reason, in accordance with their respective terms and conditions, and for the duration stated, and where no duration is stated, shall survive indefinitely. ARTICLE 15 MISCELLANEOUS 15.1 Governing Law. This Agreement and any dispute arising from the performance or breach hereof shall be governed by and construed in accordance with the Laws of the State of New York without reference to conflicts of laws principles; provided that with respect to matters involving the enforcement of intellectual property rights, the Laws of the applicable country shall apply. The provisions of the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement or any subject matter hereof. 15.2 Dispute Resolution. Except for the disputes at the JSC, which matters shall be resolved as provided in Section 3.6, in the event of any dispute arising out of or in connection with this Agreement (“Dispute”), either Party shall refer such Dispute in writing to the Parties’ respective Executive Officers, and such Executive Officers shall attempt in good faith to resolve such Dispute. If the Dispute is not resolved within [...***...] after it has been referred to the Executive Officers, the Dispute shall be finally settled through binding arbitration pursuant to Section 15.3. Any disputes concerning the propriety of the commencement of arbitration shall be finally settled by the arbitral tribunal. 15.3 Arbitration Request. 15.3.1 No Arbitration of Patent Issues. Any dispute, controversy or claim relating to the scope, validity, enforceability or infringement of any Patents Covering the Manufacture, use, importation, offer for sale or sale of Collaboration Products shall be submitted to a court of competent jurisdiction in the country in which such Patents were granted or arose. 15.3.2 Arbitration Procedure. Any Disputes that have not been amicably resolved pursuant to Section 15.2 within the [...***...] time period specified therein shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce (the “ICC”) before a tribunal comprised of three arbitrators. Each Party shall nominate one arbitrator and within [...***...] of the second arbitrator’s appointment, the two party-nominated arbitrators shall nominate the third arbitrator, who shall serve as president of the tribunal. The arbitrators shall have experience in pharmaceutical licensing disputes. An arbitrator shall be deemed to meet

85 this qualification unless a Party objects within [...***...] after the arbitrator is nominated. The seat, or legal place, or will be New York City, New York, United States. The language of the arbitration shall be English. The Parties shall mutually agree on the rules to govern discovery and the rules of evidence for the arbitration within [...***...] after the commencement of the arbitration. If the Parties fail to timely agree to such rules, the United States Federal Rules of Civil Procedure will govern discovery and the United States Federal Rules of Evidence will govern evidence for the arbitration. Subject to Section 13.5, the arbitrators shall be authorized to award compensatory damages, but shall not be authorized to award punitive, special, consequential, or any other similar form of damages, or to reform, modify, or materially change this Agreement. The arbitrators shall also be authorized to grant temporary, preliminary or permanent equitable remedies or relief, including an injunction or order for specific performance. The award of the arbitrators shall be the sole and exclusive remedy of the Parties, except for those remedies that are set forth in this Agreement or which apply to a Party by operation of the applicable provisions of this Agreement, and the Parties hereby expressly agree to waive the right to appeal from the decisions of the arbitrator, and there shall be no appeal to any court or other authority (government or private) from the decision of the arbitrator. Judgment on the award rendered by the arbitrators may be entered in any court of competent jurisdiction. 15.3.3 Costs. During the pendency of the arbitration each Party shall bear its own attorneys’ fees, costs, and expenses of the arbitration, and shall pay an equal share of the fees and costs of the arbitrators and the ICC administrative expenses; provided, however, that the arbitrators, in their final award, shall be authorized to determine whether a Party is the prevailing Party, and if so, to award to that prevailing Party its costs and expenses of arbitration, including its reasonable attorneys’ fees, the fees and costs of the arbitrators and ICC, and other costs and expenses (including, for example, expert witness fees and expenses, transcripts, photocopy charges and travel expenses), as determined by the arbitrators. 15.3.4 Preliminary Injunctions. Notwithstanding anything in this Agreement to the contrary, a Party may seek a temporary restraining order, preliminary injunction or other interim relief from any court of competent jurisdiction in order to prevent immediate and irreparable injury, loss, or damage on a provisional basis, pending the award of the arbitrators on the ultimate merits of any dispute. 15.3.5 Confidentiality. The Parties agree that the arbitration shall be kept confidential. The existence and contents of the arbitration, any non-public information provided in the arbitration, and any submissions, orders or awards made in the arbitration shall be deemed Confidential Information of each of the Parties and subject to Article 11, except that a Party may disclose such information to the arbitrators, the ICC, its counsel, experts, witnesses and any other person to the extent required for the conduct of the arbitration, or as required by applicable Law, to protect or pursue a legal right, or to enforce or challenge an awards in bona fide legal 15.3.6 Suspension of Cure Period. From the date the Secretariat of the International Court of Arbitration receives the request for arbitration and until such time as the Dispute has been finally settled, the running of the time periods as to which Party must cure a breach of this Agreement shall be suspended as to any breach that has been referred to arbitration. 86 15.3.7 Consolidation. In order to facilitate the comprehensive resolution of related disputes, and upon request of any Party to the arbitration proceeding, the International Court of Arbitration may consolidate the arbitration proceeding with any other arbitration relating to this Agreement to a Co-Co Agreement 15.4 Assignment. This Agreement may not be assigned or otherwise transferred, nor may any right or obligation hereunder be assigned or transferred, by either Party without the written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that either Party may, without the other Party’s written consent, assign this Agreement and its rights and obligations hereunder in whole or in part to (a) an Affiliate; or (b) the Acquirer in the context of a Change of Control. Any purported assignment in violation of this Section 15.4 shall be void. 15.5 Change of Control. 15.5.1 Voyager shall notify Neurocrine in writing within [...***...] after entering into any agreement providing for or intended to result in any Change of Control of Voyager, identifying the parties to such agreement. 15.5.2 Following the effectiveness of such Change of Control: (a) Neurocrine shall have the right to disband the JSC and to require Voyager to adopt reasonable procedures, to be agreed upon in writing with Neurocrine, to limit the dissemination of Neurocrine’s Confidential Information to only those personnel having a need to know such Confidential Information in order for Voyager to perform its obligations or to exercise its rights under this Agreement, (b) all unexercised Co-Co Options will terminate, (c) Co-Co-Agreements will terminate to the extent provided in Section 4.1.4(b), and (d) if the Acquirer is Developing or Commercializing a branded product that directly competes with a product being Developed or Commercialized by Neurocrine, Neurocrine will have the rights set forth in Section 2.1.5 (as if Voyager had materially breached its Development obligations and failed to cure such breach). 15.5.3 Voyager covenants that, following a Change of Control of Voyager, (a) there will be no material change in the level or nature of efforts or resources expended by Voyager with respect to, or the qualifications and experience of the personnel assigned to (including with respect to the allocation of their time to), any Program and (b) each employee of Voyager or its Affiliates who worked on any Program during the [...***...] period immediately prior to the Change of Control or who would reasonably be expected to work on any Program thereafter will continue to work on such Program for so long as s/he remains an employee of Voyager or any of its Affiliates. 15.6 Performance by Affiliates and Sublicensees. Each Party hereby acknowledges and agrees that it shall be responsible for the full and timely performance as and when due under, and observance of all applicable covenants, terms, conditions and agreements set forth in this Agreement by its Affiliate(s), licensees and Sublicensees. 15.7 Force Majeure. No Party shall be held liable or responsible to the other Party nor be deemed to be in default under, or in breach of any provision of, this Agreement for failure or delay in fulfilling or performing any obligation (other than a payment obligation) of this 87 Agreement when such failure or delay is due to force majeure. For purposes of this Agreement, force majeure is defined as any cause beyond the reasonable control of the affected Party and without the fault or negligence of such Party, which may include acts of God; material changes in Law; war; civil commotion; destruction of production facilities or materials by fire, flood, earthquake, explosion or storm; labor disturbances; epidemic; and failure of public utilities or common carriers. In such event the Party affected by such force majeure shall immediately notify the other Party of such inability and of the period for which such inability is expected to continue. The Party giving such notice shall thereupon be excused from such of its obligations under this Agreement as it is thereby disabled from performing for so long as it is so disabled for up to a maximum of ninety (90) days, after which time the Parties shall promptly meet to discuss in good faith how to best proceed in a manner that maintains and abides by the Agreement. To the extent possible, each Party shall use reasonable efforts to minimize the duration of any force majeure. 15.8 Notices. Any notice or request required or permitted to be given under or in connection with this Agreement shall be deemed to have been sufficiently given if in writing and personally delivered or sent by certified mail (return receipt requested), facsimile transmission (receipt verified), or reputable overnight express courier service (signature required), prepaid, to the Party for which such notice is intended, at the address set forth for such Party below: If to Voyager, addressed to: Voyager Therapeutics, Inc. 75 Sidney Street Cambridge, MA 02139 Attention: Chief Executive Officer Telephone: 857-259-5340 Facsimile: 617-621-2971 with a copy to: Wilmer Cutler Pickering Hale and Dorr LLP 7 World Trade Center 250 Greenwich Street New York, NY 10007 Attention: Brian A. Johnson, Esq. Telephone: 212-937-7206 Facsimile: 212-230-8888 If to Neurocrine, addressed to: Neurocrine Biosciences, Inc. 12780 El Camino Real San Diego, CA 92130 Attention: Chief Legal Officer Telephone: 858- 617-7714 Facsimile: 858-777-3488 with a copy to: Cooley LLP 4401 Eastgate Mall 88 San Diego, CA 92121 Attention: Jason L. Kent, Esq. Telephone: 858-550-6044 Facsimile: 858 550 6420 or to such other address for such Party as it shall have specified by like notice to the other Party, provided that notices of a change of address shall be effective only upon receipt thereof. If delivered personally or by facsimile transmission, the date of delivery shall be deemed to be the date on which such notice or request was given. If sent by overnight express courier service, the date of delivery shall be deemed to be the next Business Day after such notice or request was deposited with such service. If sent by certified mail, the date of delivery shall be deemed to be the third (3rd) Business Day after such notice or request was deposited with the U.S. Postal Service. 15.9 Export Clause. Each Party acknowledges that the Laws of the United States restrict the export and re-export of commodities and technical data of United States origin. Each Party agrees that it will not export or re-export restricted commodities or the technical data of the other Party in any form without the appropriate United States and foreign government licenses. 15.10 Waiver. Neither Party may waive or release any of its rights or interests in this Agreement except in writing. The failure of either Party to assert a right hereunder or to insist upon compliance with any term of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition. No waiver by either Party of any condition or term in any one or more instances shall be construed as a continuing waiver of such condition or term or of another condition or term except to the extent set forth in writing. 15.11 Severability. If any provision hereof should be invalid, illegal or unenforceable in any jurisdiction, the Parties shall negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties and all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the Parties as nearly as may be possible. Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction. 15.12 Entire Agreement. This Agreement, together with the Schedules hereto, sets forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties and supersede and terminate all prior agreements and understanding between the Parties. In particular, and without limitation, this Agreement supersedes and replaces the Existing Confidentiality Agreement and any and all term sheets relating to the transactions contemplated by this Agreement and exchanged between the Parties prior to the Effective Date. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as set forth herein and therein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by the respective authorized officers of the Parties.

89 15.13 Independent Contractors. Nothing herein shall be construed to create any relationship of employer and employee, agent and principal, partnership or joint venture between the Parties. Each Party is an independent contractor. Neither Party shall assume, either directly or indirectly, any liability of or for the other Party. Neither Party shall have the authority to bind or obligate the other Party and neither Party shall represent that it has such authority. 15.14 CREATE Act. It is the intention of the Parties that this Agreement is a “joint research agreement” as that phrase is defined in Section 35 U.S.C. 100(h). Notwithstanding anything to the contrary in this Agreement, each Party will have the right to invoke the America Invents Act Joint Research Agreement exception codified at 35 U.S.C. § 102(c) (the “JRA Exception”) when exercising its rights under this Agreement, but only with prior written consent of the other Party in its sole discretion. In the event that a Party intends to invoke the JRA Exception, once agreed to by the other Party if required by the preceding sentence, it will notify the other Party and the other Party will cooperate and coordinate its activities with such Party with respect to any filings or other activities in support thereof. 15.15 Headings; Construction; Interpretation. Headings and any table of contents used herein are for convenience only and shall not in any way affect the construction of or be taken into consideration in interpreting this Agreement. The terms of this Agreement represent the results of negotiations between the Parties and their representatives, each of which has been represented by counsel of its own choosing, and neither of which has acted under duress or compulsion, whether legal, economic or otherwise. Accordingly, the terms of this Agreement shall be interpreted and construed in accordance with their usual and customary meanings, and each of the Parties hereby waives the application in connection with the interpretation and construction of this Agreement of any rule of Law to the effect that ambiguous or conflicting terms or provisions contained in this Agreement shall be interpreted or construed against the Party whose attorney prepared the executed draft or any earlier draft of this Agreement. Any reference in this Agreement to an Article, Section, subsection, paragraph, clause or Schedule shall be deemed to be a reference to any Article, Section, subsection, paragraph, clause or Schedule, of or to, as the case may be, this Agreement. Except where the context otherwise requires, (a) any definition of or reference to any agreement, instrument or other document refers to such agreement, instrument other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (b) any reference to any Law refers to such Law including all rules and regulations thereunder and any successor Law, in each case as from time to time enacted, repealed or amended, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, refer to this Agreement in its entirety and not to any particular provision hereof, (d) the words “include,” “includes,” and “including” shall be deemed to be followed by the phrase “but not limited to,” “without limitation” or words of similar import, (e) the word “or” is used in the inclusive sense (and/or), (f) words in the singular or plural form include the plural and singular form, respectively, (g) references to any gender refer to each other gender, (h) references to a particular Person include such Person’s successors and assigns to the extent not prohibited by this Agreement, and (i) a capitalized term not defined herein but reflecting a different part of speech than a capitalized term which is defined herein shall be interpreted in a correlative manner. 90 15.16 Further Actions. Each Party shall execute, acknowledge and deliver such further instruments, and do all such other acts, as may be necessary or appropriate in order to carry out the expressly stated purposes and the clear intent of this Agreement. 15.17 Parties in Interest. All of the terms and provisions of this Agreement shall be binding upon, and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors, heirs, administrators and permitted assigns. 15.18 Counterparts. This Agreement may be signed in counterparts, each and every one of which shall be deemed an original, notwithstanding variations in format or file designation which may result from the electronic transmission, storage and printing of copies from separate computers or printers. Facsimile signatures and signatures transmitted via PDF shall be treated as original signatures. [Signature page to follow] (Signature Page to Collaboration and License Agreement) IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the Execution Date. Voyager Therapeutics, Inc. By: /s G. Andre Turenne Name: G. Andre Turenne Title: President and Chief Executive Officer Neurocrine Biosciences, Inc. By: /s/ Kevin Gorman Name: Kevin Gorman Title: CEO Schedule 1.37 EXISTING IN-LICENSE AGREEMENTS • [...***...] Agreement • Genzyme Agreement • [...***...] Agreement

Schedule 1.68 KNOWLEDGE INDIVIDUALS • Voyager: [...***...]. • Neurocrine: [...***...]. Schedule 5.2.1 SPECIFIC OBLIGATIONS UNDER THE [...***...] AGREEMENT (Sections references are with respect to the [...***...] Agreement) STATUTORY AND [...***...] REQUIREMENTS AND RESERVED GOVERNMENT RIGHTS 5.1 Prior to the First Commercial Sale, the Licensee agrees to provide the [...***...], upon the [...***...]’s written request, with reasonable quantities of Licensed Products or materials made through the Licensed Processes solely for the [...***...]’s research use to the extent that providing Licensed Products or materials to the [...***...] will not adversely effect the development of Licensed Products or the practice of the Licensed Process. 5.2 The Licensee agrees that products used or sold in the United States embodying Licensed Products or produced through use of Licensed Processes shall be manufactured substantially in the United States, unless a written waiver is obtained in advance from the [...***...]. RECORD KEEPING 8.1 The Licensee agrees to keep accurate and correct records of Licensed Products made, used, sold, or imported and Licensed Processes practiced under this Agreement appropriate to determine the amount of royalties due the [...***...]. These records shall be retained for at least [...***...] following a given reporting period and shall be available during normal business hours for inspection, at the expense of the [...***...], by an accountant or other designated auditor selected by the [...***...] for the sole purpose of verifying reports and royalty payments hereunder. The accountant or auditor shall only disclose to the [...***...] information relating to the accuracy of reports and royalty payments made under this Agreement. If an inspection shows an underreporting or underpayment in excess of [...***...] percent ([...***...]%) for any [...***...] period, then the Licensee shall reimburse the [...***...] for the cost of the inspection at the time the Licensee pays the unreported royalties, including any additional royalties as required by Paragraph 9.8. All royalty payments required under this Paragraph shall be due within [...***...] of the date the [...***...] provides the Licensee notice of the payment due. PERFORMANCE 10.1 The Licensee shall use its reasonable commercial efforts to bring the Licensed Products and Licensed Processes to Practical Application. “Reasonable commercial efforts” for the purposes of this provision shall include best efforts to adhere to the Commercial Development Plan in Appendix F and performance of the Benchmarks in Appendix E. The efforts of a Sublicensee shall be considered the efforts of the Licensee. 10.2 The Licensee agrees, after its First Commercial Sale, to make reasonable quantities of Licensed Products or materials produced through the use of Licensed Processes available to patient assistance programs. 12.5 The Licensee shall indemnify and hold the [...***...], its employees, students, fellows, agents, and consultants harmless from and against all liability, demands, damages, expenses, and losses, including but not limited to death, personal injury, illness, or properly damage in connection with or arising out of: (a) the use by or on behalf of the Licensee, its Sublicensees, its directors, employees, or third parties of any Licensed Patent Rights; or (b) the design, manufacture, distribution, or use of any Licensed Products, Licensed Processes or Supplied Materials by the Licensee, or other products or processes developed in connection with or arising out of the Licensed Patent Rights. 13.7 The [...***...] reserves the right according to 35 U.S.C, §209(d)(3) to terminate or modify this Agreement if it is determined that the action is necessary to meet the requirements for public use specified by federal regulations issued after the date of the license and these requirements are not reasonably satisfied by the Licensee. 13.8 Within [...***...] of receipt of’ written notice of the [...***...]’s unilateral decision to modify or terminate this Agreement, the Licensee may, consistent with the provisions of 37 CFR §404.11, appeal the decision by written submission to the designated the [...***...] official. The decision of the designated [...***...] official shall be the final agency decision. The Licensee may thereafter exercise any and all administrative or judicial remedies that may be available. 13.9 Within [...***...] of expiration or termination of this Agreement under this Article 13, a final report shall be submitted by the Licensee. Any royalty payments, including those incurred but not yet paid (such as the full minimum annual royalty), and those related to patent expense, due to the [...***...] shall become immediately due and payable upon termination or expiration. If terminated under this Article 13, Sublicensees may elect to convert their sublicenses to direct licenses with the [...***...] pursuant to Paragraph 4.3. Unless otherwise specifically provided for under this Agreement, upon termination or expiration of this Agreement, the Licensee shall return all Licensed Products or other materials included within the Licensed Patent Rights to the [...***...] or provide the [...***...] with written certification of the destruction thereof. The Licensee may not be granted additional the [...***...] licenses if the final reporting requirement is not fulfilled. Schedule 5.2.4(a) CERTAIN INTELLECTUAL PROPERTY Intellectual property described in a communication from counsel to Voyager to counsel to Neurocrine dated the Execution Date.

Schedule 8.1 ALLOCATION SCHEDULE $115,000,000 allocated as follows: • $[...***...] to the AADC Program • $[...***...] to the FA Program • $[...***...] to each Discovery Program Exhibit A STOCK PURCHASE AGREEMENT EXECUTION VERSION STOCK PURCHASE AGREEMENT By and Between NEUROCRINE BIOSCIENCES, INC. AND VOYAGER THERAPEUTICS, INC. Dated as of January 28, 2019 TABLE OF CONTENTS Page 1. Definitions............................................................................................................................1 1.1 Defined Terms .........................................................................................................1 1.2 Additional Defined Terms .......................................................................................4 2. Purchase and Sale of Common Stock. .................................................................................5 2.1 General .....................................................................................................................5 2.2 Calculation ...............................................................................................................5 3. Closing Date; Deliveries. .....................................................................................................5 3.1 Closing Date.............................................................................................................5 3.2 Deliveries .................................................................................................................5 4. Representations and Warranties of the Company ................................................................6 4.1 Organization, Good Standing and Qualification ......................................................6 4.2 Capitalization and Voting Rights .............................................................................6 4.3 Subsidiaries ..............................................................................................................7 4.4 Authorization ...........................................................................................................7 4.5 No Defaults ..............................................................................................................8 4.6 No Conflicts .............................................................................................................8 4.7 No Governmental Authority or Third Party Consents .............................................8 4.8 Valid Issuance of Shares ..........................................................................................9 4.9 Litigation ..................................................................................................................9 4.10 Licenses and Other Rights; Compliance with Laws ................................................9 4.11 Company SEC Documents; Financial Statements; Nasdaq Stock Market ..............9 4.12 Absence of Certain Changes ..................................................................................11 4.13 Offering ..................................................................................................................12 4.14 No Integration ........................................................................................................12 4.15 Brokers’ or Finders’ Fees .......................................................................................12 4.16 Investment Company .............................................................................................12 4.17 No General Solicitation ..........................................................................................12 4.18 Foreign Corrupt Practices ......................................................................................12 4.19 Regulation M Compliance .....................................................................................12 4.20 Office of Foreign Assets Control. ..........................................................................13 4.21 Development Matters .............................................................................................13

- ii - 4.22 Intellectual Property ...............................................................................................13 4.23 Real and Personal Property ....................................................................................14 4.24 Labor and Employment ..........................................................................................15 4.25 ERISA Matters .......................................................................................................15 4.26 Environmental Matters...........................................................................................16 4.27 Taxes ......................................................................................................................16 4.28 Insurance ................................................................................................................16 5. Representations and Warranties of the Investor ................................................................17 5.1 Organization; Good Standing ................................................................................17 5.2 Authorization .........................................................................................................17 5.3 No Conflicts ...........................................................................................................17 5.4 No Governmental Authority or Third Party Consents ...........................................18 5.5 Purchase Entirely for Own Account ......................................................................18 5.6 Disclosure of Information ......................................................................................18 5.7 Investment Experience and Accredited Investor Status .........................................18 5.8 Acquiring Person ...................................................................................................18 5.9 Restricted Securities ...............................................................................................18 5.10 Legends ..................................................................................................................19 5.11 Financial Assurances .............................................................................................19 5.12 SEC Reports ...........................................................................................................19 6. Investor’s Conditions to Closing .......................................................................................19 6.1 Representations and Warranties .............................................................................19 6.2 Representations and Warranties in the Collaboration Agreement .........................20 6.3 Covenants ...............................................................................................................20 6.4 Investor Agreement ................................................................................................20 6.5 Collaboration Agreement .......................................................................................20 6.6 No Material Adverse Effect ...................................................................................20 6.7 Listing ....................................................................................................................20 7. Company’s Conditions to Closing .....................................................................................20 7.1 Representations and Warranties .............................................................................20 7.2 Covenants ...............................................................................................................20 7.3 Investor Agreement ................................................................................................20 7.4 Collaboration Agreement .......................................................................................21 - iii - 8. Mutual Conditions to Closing ............................................................................................21 8.1 HSR Act Qualification ...........................................................................................21 8.2 Absence of Litigation .............................................................................................21 8.3 No Prohibition ........................................................................................................21 9. Termination ........................................................................................................................21 9.1 Ability to Terminate ...............................................................................................21 9.2 Effect of Termination .............................................................................................22 10. Additional Covenants and Agreements .............................................................................22 10.1 Market Listing ........................................................................................................22 10.2 Notification under the HSR Act .............................................................................22 10.3 Assistance and Cooperation ...................................................................................23 10.4 Legend Removal ....................................................................................................23 10.5 Conduct of Business ..............................................................................................24 11. Miscellaneous ....................................................................................................................24 11.1 Governing Law; Submission to Jurisdiction ..........................................................24 11.2 Waiver. ...................................................................................................................24 11.3 Notices ...................................................................................................................25 11.4 Entire Agreement ...................................................................................................25 11.5 Headings; Nouns and Pronouns; Section References ............................................25 11.6 Severability ............................................................................................................25 11.7 Assignment ............................................................................................................25 11.8 Parties in Interest....................................................................................................26 11.9 Counterparts ...........................................................................................................26 11.10 Third Party Beneficiaries .......................................................................................26 11.11 No Strict Construction ...........................................................................................26 11.12 Survival of Warranties ...........................................................................................26 11.13 Remedies ................................................................................................................26 11.14 Expenses ................................................................................................................26 11.15 No Publicity ...........................................................................................................26 Exhibit A – Notices STOCK PURCHASE AGREEMENT THIS STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of January 28, 2019 (the “Signing Date”), by and between Neurocrine Biosciences, Inc. (the “Investor”), a Delaware corporation with its principal place of business at 12780 El Camino Real, San Diego, CA 92130, and Voyager Therapeutics, Inc. (the “Company”), a Delaware corporation, with its principal place of business at 75 Sidney Street, Cambridge, MA 02139. WHEREAS, pursuant to the terms and subject to the conditions set forth in this Agreement, the Company desires to issue and sell to the Investor, and the Investor desires to subscribe for and purchase from the Company, certain shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”); and WHEREAS, simultaneously with the execution of this Agreement, the Company and the Investor are entering into the Collaboration Agreement and the Investor Agreement. NOW, THEREFORE, in consideration of the following mutual promises and obligations, and for good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the Investor and the Company agree as follows: 1. Definitions. 1.1 Defined Terms. When used in this Agreement, the following terms shall have the respective meanings specified therefor below: “2014 Stock Option and Grant Plan” shall mean the Company’s 2014 Stock Option and Grant Plan, as amended to date and as the same may be amended and/or restated from time to time. “2015 Employee Stock Purchase Plan” shall mean the Company’s 2015 Employee Stock Purchase Plan, as amended to date and as the same may be amended and/or restated from time to time. “2015 Stock Option and Incentive Plan” shall mean the Company’s 2015 Stock Option and Incentive Plan, as amended to date and as the same may be amended and/or restated from time to time. “Affiliate” shall mean, with respect to any Person, another Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. Without limiting the generality of the foregoing, a Person shall be deemed to control another Person if such Person (ii) owns, directly or indirectly, beneficially or legally, more than fifty percent (50%) of the outstanding voting securities or capital stock of such other Person, or has other comparable ownership interest with respect to any Person other than a corporation; or (ii) has the power, whether pursuant to contract, ownership of securities or otherwise, to direct the management and policies of such other Person. For the purposes of this Agreement, in no - 2 - event shall the Investor or any of its Affiliates be deemed Affiliates of the Company or any of its Affiliates, nor shall the Company or any of its Affiliates be deemed Affiliates of the Investor or any of its Affiliates. “Aggregate Purchase Price” shall mean $50,000,000.00. “Agreement” shall have the meaning set forth in the Preamble, including all Exhibits attached hereto. “Board” shall mean the Board of Directors of the Company. “Business Day” shall mean a day on which banking institutions in Boston, Massachusetts, United States and San Diego, California, United States are open for business, excluding any Saturday or Sunday. “Closing Conditions” shall mean the conditions to Closing set forth in Sections 6, 7, and 8 hereof. “Collaboration Agreement” shall mean the Collaboration and License Agreement, of even date herewith, between the Investor and the Company. “Company Financial Advisors” shall mean Guggenheim Securities, LLC and Chestnut Securities, Inc. “DOJ” shall mean the U.S. Department of Justice. “Effect” shall have the meaning set forth in the definition of “Material Adverse Effect.” “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “FTC” shall mean the U.S. Federal Trade Commission. “GAAP” shall mean generally accepted accounting principles in the United States. “Governmental Authority” shall mean any multinational, federal, national, state, provincial, local or other entity, office, commission, bureau, agency, political subdivision, instrumentality, branch, department, authority, board, court, arbitral or other tribunal exercising executive, judicial, legislative, police, regulatory, administrative or taxing authority or functions of any nature pertaining to government. “HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended from time to time. “HSR Clearance” shall mean the expiration or termination of all applicable waiting periods and requests for information (and any extensions thereof) under the HSR Act.

- 3 - “HSR Filing” shall mean the filings by the Company and Investor with the FTC and the Antitrust Division of the DOJ of a Notification and Report Form for Certain Mergers and Acquisitions (as that term is defined in the HSR Act) with respect to the matters set forth in the Transaction Agreements and the Collaboration Agreement, together with all required documentary attachments thereto. “Investor Agreement” shall mean that certain Investor Agreement, of even date herewith, between the Investor and the Company. “LAS” shall mean the Nasdaq Notification Form: Listing of Additional Shares. “Law” shall mean any law, statute, rule, regulation, order, judgment or ordinance having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision. “Material Adverse Effect” shall mean any change, event or occurrence (each, an “Effect”) that, individually or when taken together with all other Effects that have occurred prior to the date of determination of the occurrence of the Material Adverse Event, has had a material adverse effect on the business, properties, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under the Transaction Agreements, except to the extent that any such Effect results from or arises out of: (A) changes in conditions in the United States or global economy or capital or financial markets generally, including changes in interest or exchange rates, (B) changes in general legal, regulatory, political, economic or business conditions or changes in generally accepted accounting principles in the United States or interpretations thereof, (C) acts of war, sabotage or terrorism, or any escalation or worsening of any such acts of war, sabotage or terrorism, (D) earthquakes, hurricanes, floods or other natural disasters, (E) the announcement of the Transaction Agreements, the Collaboration Agreement or the Transaction, (F) any change in the Company’s stock price or trading volume or any failure to meet internal projections or forecasts or published revenue or earnings projections of industry analysts (provided that the underlying events giving rise to any such change shall not be excluded) or (G) any breach, violation or non-performance by the Investor or any of its Affiliates under the Collaboration Agreement, provided, however, that the Effects excluded in clauses (A), (B), (C) and (D) shall only be excluded to the extent such Effects are not disproportionately adverse on the Company and its subsidiaries as compared to other companies operating in the Company’s industry. “Per-Share Purchase Price” shall mean $11.9625. “Person” shall mean any individual, partnership, joint venture, limited liability company, corporation, firm, trust, association, unincorporated organization, Governmental Authority or other entity, as well as any syndicate or group that would be deemed to be a Person under Section 13(d)(3) of the Exchange Act. “Rule 144” shall mean Rule 144 promulgated under the Securities Act. - 4 - “Sales Agreement” shall mean that certain Sales Agreement, by and between the Company and Cowen and Company, LLC, dated as of December 1, 2016. “SEC” shall mean the U.S. Securities and Exchange Commission. “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. “Termination Date” shall mean the date that is one hundred and eighty (180) days after the effective date of the HSR Filing. “Third Party” shall mean any Person other than the Investor, the Company or any Affiliate of the Investor or the Company. “Transaction” shall mean the issuance and sale of the Shares by the Company, and the purchase of the Shares by the Investor, in accordance with the terms hereof. “Transaction Agreements” shall mean this Agreement and the Investor Agreement. “Transfer Agent” shall mean the Company’s transfer agent. 1.2 Additional Defined Terms. In addition to the terms defined in Section 1.1 hereof, the following terms shall have the respective meanings assigned thereto in the sections indicated below: Defined Term Section Closing Section 3.1 Closing Date Section 3.1 Common Stock Preamble Company Preamble Company SEC Documents Section 4.11(a) Investor Preamble Modified Clause Section 11.6 Shares Section 2.1 Signing Date Preamble - 5 - 2. Purchase and Sale of Common Stock. 2.1 General. Subject to the terms and conditions of this Agreement, at the Closing, the Company shall issue and sell to the Investor and the Investor shall purchase from the Company, a number of shares of Common Stock (the “Shares”) calculated pursuant to Section 2.2 hereof. 2.2 Calculation. The number of Shares shall be 4,179,728, which is calculated by dividing the Aggregate Purchase Price by the Per-Share Purchase Price, rounded down to the nearest whole share. 3. Closing Date; Deliveries. 3.1 Closing Date. The closing of the purchase and sale of the Shares hereunder (the “Closing”) shall take place remotely via the exchange of documents and signatures at 9:00 a.m. New York City time on the second (2nd) Business Day following the satisfaction or waiver of all of the Closing Conditions (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction at such time of such conditions), or at such other time, date, and location as the parties may agree. The date the Closing occurs is hereinafter referred to as the “Closing Date.” 3.2 Deliveries. (a) Deliveries by the Company. At the Closing, the Company shall deliver, or cause to be delivered, to the Investor the Shares, registered in the name of the Investor, and the Company shall instruct its transfer agent to register such issuance at the time of such issuance. The Company shall also deliver at the Closing: (i) a certificate in form and substance reasonably satisfactory to the Investor and duly executed on behalf of the Company by an authorized executive officer of the Company, certifying that the conditions to Closing set forth in Sections 6 and 8.2 hereof have been fulfilled and (ii) a certificate of the secretary or assistant secretary of the Company dated as of the Closing Date certifying (A) that attached thereto is a true and complete copy of the Amended and Restated By-laws of the Company as in effect at the time of the actions by the Board referred to in clause (B) below and on the Closing Date; (B) that attached thereto is a true and complete copy of all resolutions adopted by the Board authorizing the execution, delivery and performance of the Transaction Agreements and the Transaction and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby as of the Closing Date; (C) that attached thereto is a true and complete copy of the Company’s Fifth Amended and Restated Certificate of Incorporation as in effect at the time of the actions by the Board referred to in clause (B) above and on the Closing Date; and (D) as to the incumbency and specimen signature of any officer of the Company executing a Transaction Agreement on behalf of the Company. (b) Deliveries by the Investor. At the Closing, the Investor shall deliver, or cause to be delivered, to the Company the Aggregate Purchase Price by wire transfer of immediately available United States funds to an account designated by - 6 - the Company. The Company shall notify the Investor in writing of the wiring instructions for such account not less than two (2) Business Days before the Closing Date. The Investor shall also deliver, or cause to be delivered, at the Closing: (i) a certificate in form and substance reasonably satisfactory to the Company duly executed by an authorized executive officer of the Investor certifying that the conditions to Closing set forth in Section 7 hereof have been fulfilled and (ii) a certificate of the secretary or assistant secretary of the Investor dated as of the Closing Date certifying as to the incumbency and specimen signature of any officer executing a Transaction Agreement on behalf of the Investor. 4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor that: 4.1 Organization, Good Standing and Qualification. (a) The Company has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect. (b) The Company has all requisite corporate power and corporate authority to enter into the Transaction Agreements and the Collaboration Agreement, to issue and sell the Shares and to perform its obligations under and to carry out the other transactions contemplated by the Transaction Agreements and the Collaboration Agreement. 4.2 Capitalization and Voting Rights. (a) As of the Signing Date, the authorized capital of the Company consists of: (i) 120,000,000 shares of Common Stock of which, (A) 32,601,748 shares are issued and outstanding, (B) 4,886,021 shares are issuable upon the exercise of outstanding stock options or upon the settlement of outstanding equity awards issued pursuant to the 2014 Stock Option and Grant Plan or the 2015 Stock Option and Incentive Plan, (C) 2,259,224 shares are reserved for future issuance pursuant to the 2015 Stock Option and Incentive Plan, and (D) 1,289,093 shares are reserved for future issuance pursuant to the 2015 Employee Stock Purchase Plan, as amended to date and as the same may be amended and/or restated from time to time, and (ii) 5,000,000 shares of preferred stock, par value $0.001 per share, of which no shares are issued and outstanding. The Company is also party to the Sales Agreement pursuant to which the Company may issue and sell shares of its Common Stock having an aggregate offering price of up to $75,000,000 through Cowen and Company, LLC, from time to time, in “at- the-market” offerings or certain negotiated transactions. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and

- 7 - are fully paid and non-assessable, were issued in compliance with federal and state securities Laws, and are not subject to any pre-emptive rights. (b) Except as described or referred to in Section 4.2(a) above and as provided in the Investor Agreement, as of the Signing Date, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options. (c) Except as disclosed in the Company SEC Documents, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company. (d) The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. 4.3 Subsidiaries. As of the Signing Date, the Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule 1 hereto. All the outstanding shares of capital stock or other equity interests of each subsidiary owned, directly or indirectly, by the Company have been duly authorized and validly issued, are fully paid and non-assessable (except, in the case of any foreign subsidiary, for directors’ qualifying shares) and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party. 4.4 Authorization. (a) The Company has full right, power and authority to execute and deliver the Transaction Agreements and the Collaboration Agreement and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of each of the Transaction Agreements and the Collaboration Agreement and the consummation by it of the transactions contemplated thereby has been duly and validly taken. (b) The Transaction Agreements and the Collaboration Agreement have been duly executed and delivered by the Company and, upon the due execution and delivery of the Transaction Agreements and the Collaboration Agreement by the Investor, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except, with respect to the Investor Agreement and the Collaboration Agreement, as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or - 8 - similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions”). (c) No stop order or suspension of trading of the Common Stock has been imposed by the Nasdaq Stock Market, the SEC or any other Governmental Authority and remains in effect. 4.5 No Defaults. The Company is not (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party, by which the Company is bound or to which any of the property or assets of the Company is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any of its subsidiaries, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect. 4.6 No Conflicts. The execution, delivery and performance of the Transaction Agreements and the Collaboration Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated by the Transaction Agreements and the Collaboration Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party, by which the Company is bound or to which any of the property or assets of the Company is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any of its subsidiaries, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect. 4.7 No Governmental Authority or Third Party Consents. No consent, approval, authorization, order, license, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of each of the Transaction Agreements or the Collaboration Agreement or the issuance and sale of the Shares, except (i) such filings as may be required to be made with the SEC and with any state blue sky or securities regulatory authority, which filings shall be made in a timely manner in accordance with all applicable Laws, (ii) as required pursuant to the HSR Act and (iii) with respect to the Shares, the filing with the Nasdaq Stock Market of, and the absence of unresolved issues with respect to, an LAS and, if required, a Nasdaq Shares Outstanding Change Form. - 9 - 4.8 Valid Issuance of Shares. When issued, sold and delivered at the Closing in accordance with the terms hereof for the Aggregate Purchase Price, the Shares shall be duly authorized, validly issued, fully paid and nonassessable, free from any liens, encumbrances or restrictions on transfer, including pre-emptive rights, rights of first refusal or other similar rights, other than as arising pursuant to the Transaction Agreements, as a result of any action by the Investor or under federal or state securities Laws. 4.9 Litigation. There are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company is a party or to which any property of the Company is subject that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; and no such investigations, actions, suits or proceedings are, to the knowledge of the Company, threatened or contemplated by any governmental or regulatory authority or others. 4.10 Licenses and Other Rights; Compliance with Laws. The Company and its subsidiaries possess or are in the process of obtaining all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Company SEC Documents, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Company SEC Documents, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed. The Company and its subsidiaries are, and at all times since January 1, 2017, have been, in compliance with all statutes, rules and regulations applicable to the ownership, packaging, processing, use, distribution, import, or export of any product manufactured or distributed by the Company or its subsidiaries, except where such noncompliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 4.11 Company SEC Documents; Financial Statements; Nasdaq Stock Market. (a) Since January 1, 2017, the Company has timely filed all required reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated therein) required to be filed by it under the Securities Act and the Exchange Act, and any required amendments to any of the foregoing, with the SEC (the “Company SEC Documents”). As of their respective filing dates, each of the Company SEC Documents complied in all material respects with the requirements of the Securities Act, the Exchange Act, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Documents, and no Company SEC Documents when filed, declared effective or mailed, as applicable, contained any untrue statement of a material fact or omitted to state a material fact - 10 - required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. (b) As of the Signing Date, there are no outstanding or unresolved comments in comment letters received from the SEC or its staff. (c) The financial statements of the Company included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and in its quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2018; June 30, 2018; and September 30, 2018 present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods covered thereby, except as otherwise disclosed therein and, in the case of unaudited, interim financial statements, subject to normal year-end audit adjustments and the exclusion of certain footnotes, and any supporting schedules included in the Company SEC Documents present fairly the information required to be stated therein. (d) The Common Stock is listed on the Nasdaq Stock Market, and the Company has taken no action designed to, or which is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq Stock Market. The Company has not received any notification that, and has no knowledge that, the SEC or the Nasdaq Stock Market is contemplating terminating such listing or registration. (e) The Company and its subsidiaries have established systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting control sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) interactive data in eXtensible Business Reporting Language included in the Company SEC Documents fairly presents the information called for in all material respects and is prepared in accordance with the SEC’s rules and guidelines applicable thereto. Except as disclosed in the Company SEC Documents, there are no material weaknesses in the Company’s internal controls. The Company’s auditors and the Audit Committee of the Board have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial

- 11 - information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. (f) The Company maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management to allow timely decisions regarding disclosures. The Company has conducted evaluations of the effectiveness of its disclosure controls as required by Rule 13a-15 of the Exchange Act. (g) There is and has been no material failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications. 4.12 Absence of Certain Changes. (a) Except as disclosed in the Company SEC Documents, since September 30, 2018, (i) there has not been any material change in the capital stock (other than (x) the issuance of shares of Common Stock upon exercise of stock options, the settlement of equity awards and the exercise of warrants described as outstanding in, and the grant of options and awards under existing equity incentive plans described in, the Company SEC Documents and (y) the issuance of shares of Common Stock, options and equity awards granted to new employees of the Company as inducement awards pursuant to Nasdaq Listing Rule 5635(c)(4)), short-term debt or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development that would reasonably be expected to result in a material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity, results of operations of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business that is material to the Company and its subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority. - 12 - 4.13 Offering. Subject to the accuracy of the Investor’s representations set forth in Sections 5.5, 5.6, 5.7, 5.9, and 5.10 hereof, the offer, sale and issuance of the Shares to be issued in conformity with the terms of this Agreement constitute transactions which are exempt from the registration requirements of the Securities Act and from all applicable state registration or qualification requirements. Neither the Company nor any Person acting on its behalf will take any action that would cause the loss of such exemption. 4.14 No Integration. The Company has not, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Shares in a manner that would require registration of the Shares under the Securities Act. 4.15 Brokers’ or Finders’ Fees. Except with respect to the Company Financial Advisors, neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries for a brokerage commission, finder’s fee or like payment in connection with the transactions contemplated by the Transaction Agreements and the Collaboration Agreement. 4.16 Investment Company. The Company is not and, immediately after giving effect to the offering and sale of the Shares and the application of the proceeds thereof, will not be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder. 4.17 No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising. The Company has offered the Shares for sale only to the Investor. 4.18 Foreign Corrupt Practices. Neither the Company nor, to the knowledge of the Company, any agent or other person acting on behalf of the Company, has: (i) directly or indirectly used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable non-U.S. anti-bribery Law. 4.19 Regulation M Compliance. The Company has not taken, directly or indirectly, any action designed to or that would reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares. - 13 - 4.20 Office of Foreign Assets Control. Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee or Affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department. 4.21 Development Matters. (a) All preclinical and clinical studies conducted by or on behalf of the Company to support approval for commercialization of the Company’s products have been conducted by the Company, or to the Company’s knowledge by third parties, in compliance with all applicable federal, state or foreign laws, rules, orders and regulations, except for such failure or failures to be in compliance which would not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect. (b) The studies, tests and preclinical or clinical trials conducted by or on behalf of the Company that are described in the Company SEC Documents (the “Company Studies and Trials”) were and, if still pending, are being, conducted in all material respects in accordance with experimental protocols, procedures and controls pursuant to, where applicable, accepted professional scientific standards; the descriptions of the results of the Company Studies and Trials contained in the Company SEC Documents are accurate in all material respects; the Company has no knowledge of any other studies or trials not described in the Company SEC Documents, the results of which are inconsistent with or call in question the results described or referred to in the Company SEC Documents; and the Company has not received any notices or correspondence from the United States Food and Drug Administration (the “FDA”) or any foreign, state or local governmental authority exercising comparable authority requiring the termination, suspension or material modification of any Company Studies and Trials that termination, suspension or material modification would reasonably be expected to have a Material Adverse Effect and, to the Company’s knowledge, there are no reasonable grounds for the same. The Company has obtained (or caused to be obtained) informed consent by or on behalf of each human subject who participated in the Company Studies and Trials. To the Company’s knowledge, none of the Company Studies and Trials involved any investigator who has been disqualified as a clinical investigator or has been found by the FDA to have engaged in scientific misconduct. To the Company’s knowledge, the manufacturing facilities and operations of its suppliers are operated in compliance in all material respects with all applicable statutes, rules, regulations and policies of the FDA and comparable governmental authorities outside of the United States to which the Company is subject. 4.22 Intellectual Property. The Company owns, possesses, or can acquire on reasonable terms the right to use all (i) patents, patent applications, trademarks, trademark registrations, service marks, service mark registrations, Internet domain name registrations, copyrights, copyright registrations, licenses and trade secret rights (collectively, “Intellectual Property Rights”) and (ii) inventions, software, works of authorships, trademarks, service marks, trade names, databases, formulae, know how, Internet domain names and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary confidential information, systems, or - 14 - procedures) (collectively, “Intellectual Property Assets”) necessary to conduct its business as currently conducted, and as proposed to be conducted and described in the SEC Documents. The Company has not received any opinion from its legal counsel concluding that any activities of its business infringes, misappropriates, or otherwise violates, valid and enforceable Intellectual Property Rights of any other person, and has not received written notice of any challenge, which is to its knowledge still pending, by any other person to the rights of the Company with respect to any Intellectual Property Rights or Intellectual Property Assets owned or used by the Company. To the Company’s knowledge, the Company’s business as now conducted does not give rise to any infringement of, any misappropriation of, or other violation of, any valid and enforceable Intellectual Property Rights of any other person. All licenses for the use of the Intellectual Property Rights described in the SEC Documents are valid, binding upon, and enforceable by or against the Company, and to the Company’s knowledge, by or against the parties thereto in accordance with their terms. The Company has complied in all material respects with, and is not in breach of, nor has it received any asserted or threatened claim of breach of any intellectual property licenses for the use of the Intellectual Property Rights, and the Company has no knowledge of any breach or anticipated breach by any other person of any such intellectual property licenses. No claim has been made or is pending against the Company alleging the infringement by the Company of any patent, trademark, service mark, trade name, copyright, trade secret, license in or other intellectual property right or franchise right of any person. The Company has taken reasonable steps to protect, maintain and safeguard its Intellectual Property Rights, including the execution of appropriate nondisclosure and confidentiality agreements. The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other person in respect of, the Company’s right to own, use, or hold for use any of the Intellectual Property Rights as owned, used or held for use in the conduct of the business as currently conducted. The Company has at all times complied in all material respects with all applicable laws relating to privacy, data protection, and the collection and use of personal information collected, used, or held for use by the Company in the conduct of the Company’s business. No claims have been asserted or threatened against the Company alleging a violation of any person’s privacy or personal information or data rights and the consummation of the transactions contemplated hereby will not breach or otherwise cause any violation of any law related to privacy, data protection, or the collection and use of personal information collected, used, or held for use by the Company in the conduct of the Company’s business. The Company takes reasonable measures to ensure that such information is protected against unauthorized access, use, modification or other misuse. The Company has taken all necessary actions to secure and record its ownership of all works of authorship and inventions made by its employees, consultants and contractors with an obligation of assignment during the time they were employed by or under contract with the Company and which relate to the Company’s business. All founders and key employees have signed confidentiality and invention assignment agreements with the Company. 4.23 Real and Personal Property. The Company has good and marketable title in fee simple (in the case of real property) to, or has valid and marketable

- 15 - rights to lease or otherwise use, all items of real or personal property, which are material to the business of the Company taken as a whole, in each case free and clear of all liens, encumbrances, security interests, claims and defects that do not, singularly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and all of the leases and subleases material to the business of the Company, and under which the Company holds properties described in the SEC Documents, are in full force and effect and the Company has not received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company to the continued possession of the leased or subleased premises under any such lease or sublease. 4.24 Labor and Employment. There is (a) no unfair labor practice complaint pending against the Company, nor to the Company’s knowledge, threatened against it, before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company, or, to the Company’s knowledge, threatened against it and (b) no labor disturbance by or dispute with, employees of the Company exists or, to the Company’s knowledge, is contemplated or threatened, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers, customers or contractors, that would reasonably be expected, singularly or in the aggregate, to have a Material Adverse Effect. The Company is not aware that any key employee or significant group of employees of the Company plans to terminate employment with the Company. 4.25 ERISA Matters. No “prohibited transaction” (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) or “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the thirty (30)-day notice requirement under Section 4043 of ERISA has been waived) has occurred or could reasonably be expected to occur with respect to any employee benefit plan of the Company which would, singularly or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each employee benefit plan of the Company is in compliance in all material respects with applicable law, including ERISA and the Code. The Company has not incurred and would not reasonably be expected to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan (as defined in ERISA). Each pension plan for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which would, singularly or in the aggregate, reasonably be expected to cause the loss of such qualification. - 16 - 4.26 Environmental Matters. The Company is in compliance in all material respects with all foreign, federal, state and local rules, laws and regulations relating to the use, treatment, storage and disposal of hazardous or toxic substances or waste and protection of health and safety or the environment which are applicable to its businesses (the “Environmental Laws”). There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company (or, to the Company’s knowledge, any other entity for whose acts or omissions the Company is or may otherwise be liable) upon any of the property now or previously owned or leased by the Company, or upon any other property, in violation of any law, statute, ordinance, rule, regulation, order, judgment, decree or permit or which would, under any law, statute, ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability; and there has been no disposal, discharge, emission or other release of any kind on to such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances. 4.27 Taxes. The Company (i) has timely filed all necessary federal, state, local and foreign tax returns (or timely filed extensions with respect to such returns), and all such returns were true, complete and correct, (ii) has paid all federal, state, local and foreign taxes, assessments, governmental or other charges due and payable for which it is liable, including, without limitation, all sales and use taxes and all taxes which the Company is obligated to withhold from amounts owing to employees, creditors and third parties, and (iii) does not have any tax deficiency or claims outstanding or assessed or, to its knowledge, proposed against it, except those, in each of the cases described in clauses (i), (ii) and (iii) above, that would not, singularly or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has not engaged in any transaction which is a corporate tax shelter or which could be characterized as such by the Internal Revenue Service or any other taxing authority. The accruals and reserves on the books and records of the Company in respect of tax liabilities for any taxable period not yet finally determined are adequate to meet any assessments and related liabilities for any such period, and since January 1, 2017, the Company has not incurred any liability for taxes other than in the ordinary course. 4.28 Insurance. The Company carries or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses, at a similar stage of development, in similar industries. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect. All policies of insurance owned by the Company are, to the Company’s knowledge, in full force and effect and the Company is in compliance in all material respects with the terms of such policies. The Company has not received written notice from any insurer, agent of such insurer or the broker of the Company that any material capital improvements or any other material expenditures (other than premium - 17 - payments) are required or necessary to be made in order to continue such insurance. Except for customary deductibles, the Company does not insure risk of loss through any captive insurance, risk retention group, reciprocal group or by means of any fund or pool of assets specifically set aside for contingent liabilities other than as described in the SEC Documents. 5. Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company that: 5.1 Organization; Good Standing. The Investor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Investor has all requisite corporate power and corporate authority to enter into the Transaction Agreements, to purchase the Shares and to perform its obligations under and to carry out the other transactions contemplated by the Transaction Agreements. 5.2 Authorization. (a) The Investor has full right, power and authority to execute and deliver the Transaction Agreements and the Collaboration Agreement and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of each of the Transaction Agreements and the Collaboration Agreement and the consummation by it of the transactions contemplated thereby has been duly and validly taken. (b) The Transaction Agreements and the Collaboration Agreement have been duly executed and delivered by the Investor and, upon the due execution and delivery of the Transaction Agreements and the Collaboration Agreement by the Company, will constitute valid and legally binding obligations of the Investor, enforceable against the Investor in accordance with their respective terms, except with respect to the Enforceability Exceptions. 5.3 No Conflicts. The execution, delivery and performance of the Transaction Agreements and the Collaboration Agreement, the subscription for and purchase of the Shares and the consummation of the transactions contemplated by the Transaction Agreements and the Collaboration Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Investor pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Investor is a party, by which the Investor is bound or to which any of the property or assets of the Investor is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Investor or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Investor or any of its subsidiaries, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, have a material adverse effect on - 18 - the Investor’s ability to perform its obligations or consummate the Transaction in accordance with the terms of this Agreement. 5.4 No Governmental Authority or Third Party Consents. No consent, approval, authorization, order, license, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Investor of each of the Transaction Agreements or the Collaboration Agreement or with the subscription for and purchase of the Shares, except as required pursuant to the HSR Act. 5.5 Purchase Entirely for Own Account. The Investor acknowledges that the Shares shall be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Investor has no present intention of selling, granting any participation or otherwise distributing the Shares. The Investor can bear the economic risk of an investment in the Shares indefinitely and a total loss with respect to such investment. The Investor does not have and will not have as of the Closing any contract, undertaking, agreement, arrangement or understanding with any Person to sell, transfer or grant participation to a Person any of the Shares. 5.6 Disclosure of Information. The Investor has received or has had full access to all the information from the Company and its management that the Investor considers necessary or appropriate for deciding whether to purchase the Shares hereunder. The Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the Company, its financial condition, results of operations and prospects and the terms and conditions of the offering of the Shares sufficient to enable it to evaluate its investment. 5.7 Investment Experience and Accredited Investor Status. The Investor is an “accredited investor” (as defined in Regulation D under the Securities Act). The Investor has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares to be purchased hereunder. 5.8 Acquiring Person. As of the Signing Date, neither the Investor nor any of its Affiliates beneficially owns, and immediately prior to the Closing, neither the Investor nor any of its Affiliates will beneficially own (in each case, as determined pursuant to Rule 13d-3 under the Exchange Act without regard for the number of days in which a Person has the right to acquire such beneficial ownership, and without regard to Investor’s rights under this Agreement), any securities of the Company, except for securities that may be beneficially owned by employee benefit plans of either the Investor or any of its Affiliates. 5.9 Restricted Securities. The Investor understands that the Shares, when issued, shall be “restricted securities” under the federal securities Laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such Laws the Shares may be resold without registration under

- 19 - the Securities Act only in certain limited circumstances. The Investor represents that it is familiar with Rule 144, as presently in effect. 5.10 Legends. The Investor understands that any certificates representing the Shares shall bear the following legends: (a) “THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY) THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF THE SECURITIES ACT.”; (b) “THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND SHALL BE TRANSFERABLE ONLY UPON THE TERMS AND CONDITIONS OF AN INVESTOR AGREEMENT DATED AS OF JANUARY 28, 2019, BY AND BETWEEN VOYAGER THERAPEUTICS, INC. AND NEUROCRINE BIOSCIENCES, INC., A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF VOYAGER THERAPEUTICS, INC.”; and (c) any legend required by applicable state securities Laws or the other Transaction Agreements. 5.11 Financial Assurances. As of the Signing Date, the Investor has, and as of the Closing Date, the Investor will have, access to cash in an amount sufficient to pay to the Company the Aggregate Purchase Price. 5.12 SEC Reports. The Investor has reviewed the Company SEC Documents. 6. Investor’s Conditions to Closing. The Investor’s obligation to purchase the Shares at the Closing is subject to the fulfillment as of the Closing of the following conditions (unless waived in writing by the Investor): 6.1 Representations and Warranties. The representations and warranties made by the Company in Section 4 hereof shall be true and correct as of the Signing Date and as of the Closing Date as though made on and as of such Closing Date, except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date; provided, however, that for purposes of this Section 6.1, all such representations and warranties of the Company (other than Sections 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.8, and 4.11 hereof) shall be deemed to be true and correct for purposes of this Section 6.1 unless the failure or failures of such representations and warranties to be so true and correct, without regard to any “material,” “materiality” or “Material Adverse Effect” qualifiers set forth therein, constitute a Material Adverse Effect. - 20 - 6.2 Representations and Warranties in the Collaboration Agreement. The representations and warranties made by the Company in Section 12.2 of the Collaboration Agreement shall be true and correct as of the Closing Date as though made on and as of such Closing Date, except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date; provided, however, that for purposes of this Section 6.2, all such representations and warranties of the Company shall be deemed to be true and correct for purposes of this Section 6.2 unless the failure or failures of such representations and warranties to be so true and correct, without regard to any “material” or “materiality” qualifiers set forth therein, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect. 6.3 Covenants. All covenants and agreements contained in this Agreement to be performed or complied with by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects. 6.4 Investor Agreement. The Investor Agreement shall not have been terminated in accordance with its terms and shall be in full force and effect. 6.5 Collaboration Agreement. The Collaboration Agreement shall not have been terminated in accordance with its terms and shall be in full force and effect as of the Closing Date. 6.6 No Material Adverse Effect. From and after the Signing Date until the Closing Date, there shall have occurred no event that has caused a Material Adverse Effect. 6.7 Listing. The Shares shall be eligible and approved for listing on the Nasdaq Stock Market. 7. Company’s Conditions to Closing. The Company’s obligation to issue and sell the Shares at the Closing is subject to the fulfillment as of the Closing of the following conditions (unless waived in writing by the Company): 7.1 Representations and Warranties. The representations and warranties made by the Investor in Section 5 hereof shall be true and correct as of the Signing Date and as of the Closing Date as though made on and as of such Closing Date, except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date. 7.2 Covenants. All covenants and agreements contained in this Agreement to be performed or complied with by the Investor on or prior to the Closing Date shall have been performed or complied with in all material respects. 7.3 Investor Agreement. The Investor Agreement shall not have been terminated in accordance with its terms and shall be in full force and effect. - 21 - 7.4 Collaboration Agreement. The Collaboration Agreement shall not have been terminated in accordance with its terms and shall be in full force and effect. 8. Mutual Conditions to Closing. The obligations of the Investor and the Company to consummate the Closing are subject to the fulfillment as of the Closing Date of the following conditions: 8.1 HSR Act Qualification. Any required HSR Clearances shall have been obtained. 8.2 Absence of Litigation. There shall be no action, suit, proceeding or investigation by a Governmental Authority pending or currently threatened in writing against the Company or the Investor (i) that questions (A) the validity of any Transaction Agreement or (B) the right of the Company or the Investor to enter into any Transaction Agreement or to consummate the transactions contemplated hereby or thereby or (ii) which, if determined adversely, would impose substantial monetary damages on the Company or the Investor as a result of the consummation of the transactions contemplated by any Transaction Agreement. 8.3 No Prohibition. No provision of any applicable Law and no judgment, injunction (preliminary or permanent), order or decree that prohibits, makes illegal or enjoins the consummation of the Transaction shall be in effect. 9. Termination. 9.1 Ability to Terminate. This Agreement may be terminated at any time prior to the Closing by: (a) mutual written consent of the Company and the Investor; (b) either the Company or the Investor, upon written notice to the other, if any of the mutual conditions to the Closing set forth in Section 8 hereof shall have become incapable of fulfillment by the Termination Date and shall not have been waived in writing by the other party within ten business days after receiving receipt of written notice of an intention to terminate pursuant to this clause (b); provided, however, that the right to terminate this Agreement under this Section 9.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure to consummate the transactions contemplated hereby prior to the Termination Date; (c) the Company, upon written notice to the Investor, so long as the Company is not then in breach of its representations, warranties, covenants or agreements under this Agreement such that any of the conditions set forth in Section 6.1, 6.2, 6.3, 6.4 or 6.5 hereof, as applicable, could not be satisfied by the Termination Date, (i) upon a material breach of any covenant or agreement on the part of the Investor set forth in this Agreement, or (ii) if any representation or warranty of the Investor shall have - 22 - been or become untrue, in each case such that any of the conditions set forth in Section 7.1, 7.2, 7.3 or 7.4 hereof, as applicable, could not be satisfied by the Termination Date; (d) the Investor, upon written notice to the Company, so long as the Investor is not then in breach of its representations, warranties, covenants or agreements under this Agreement such that any of the conditions set forth in Section 7.1, 7.2, 7.3, or 7.4 hereof, as applicable, could not be satisfied by the Termination Date, (i) upon a material breach of any covenant or agreement on the part of the Company set forth in this Agreement, or (ii) if any representation or warranty of the Company shall have been or become untrue, in each case such that any of the conditions set forth in Section 6.1, 6.2, 6.3, 6.4 or 6.5 hereof, as applicable, could not be satisfied by the Termination Date. 9.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 9.1 hereof, (i) this Agreement (except for this Section 9.2 and Section 11 hereof (other than Section 11.12), and any definitions set forth in this Agreement and used in such sections) shall forthwith become void and have no effect, without any liability on the part of any party hereto or its Affiliates, and (ii) all filings, applications and other submissions made pursuant to this Agreement, to the extent practicable, shall be withdrawn from the agency or other Person to which they were made or appropriately amended to reflect the termination of the transactions contemplated hereby; provided, however, that nothing contained in this Section 9.2 shall relieve any party from liability for fraud or any intentional or willful breach of this Agreement. 10. Additional Covenants and Agreements. 10.1 Market Listing. From the Signing Date through the Closing Date, Company shall use all commercially reasonable efforts to (i) maintain the listing and trading of the Common Stock on the Nasdaq Stock Market and (ii) effect the listing of the Shares on the Nasdaq Stock Market, including submitting the LAS to the Nasdaq Stock Market no later than fifteen (15) calendar days prior to the Closing Date. 10.2 Notification under the HSR Act. Each party will use reasonable efforts to do, or cause to be done, all things necessary, proper and advisable to, as promptly as practicable, take all actions necessary to make the filings required of such party or its Affiliates under the HSR Act, including filing with the FTC and Antitrust Division of the DOJ within ten (10) Business Days of the Signing Date (or such later time as may be agreed to in writing by the parties). The parties shall cooperate with one another to the extent necessary in the preparation of any such HSR Filing and during the review by the FTC and/or the Antitrust Division of the DOJ. Each party shall be responsible for its own costs, expenses, and filing fees associated with any HSR Filing; provided, however, that the Investor shall be solely responsible for any fees (other than penalties that may be incurred as a result of actions or omissions on the part of the Company) required to be paid to any Governmental Agency in connection with making any such HSR Filing. This Agreement shall terminate at the election of either party, immediately upon notice to the other party, if the FTC or the DOJ seeks a preliminary injunction (or its equivalent) in connection therewith against the Investor and the

- 23 - Company to enjoin the transactions contemplated hereby and thereby. In the event of such termination, this Agreement shall be of no further force and effect. 10.3 Assistance and Cooperation. Prior to the Closing, upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other party in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including using all reasonable efforts to accomplish the following: (i) taking all reasonable acts necessary to cause the conditions precedent set forth in Sections 6, 7 and 8 hereof to be satisfied (including, in the case of the Company, promptly notifying the Investor of any notice from the Nasdaq Stock Market with respect to the LAS); (ii) taking all reasonable actions necessary to obtain all necessary actions or non-actions, waivers, consents, approvals, orders and authorizations from Governmental Authorities and the making of all necessary registrations, declarations and filings (including registrations, declarations and filings with Governmental Authorities, if any); (iii) taking all reasonable actions necessary to obtain all necessary consents, approvals or waivers from Third Parties; and (iv) except as otherwise provided for in Section 10.2 hereof, defending any suits, claims, actions, investigations or proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Authority vacated or reversed. 10.4 Legend Removal. (a) Certificates evidencing the Shares shall not contain the legend set forth in Section 5.10(a) hereof: (i) following a sale of such Shares pursuant to a registration statement covering the resale of such Shares, while such registration statement is effective under the Securities Act, (ii) following any sale of such Shares pursuant to Rule 144, (iii) if such Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Shares and without volume or manner-of-sale restrictions under Rule 144 or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). (b) Certificates evidencing the Shares shall not contain the legend set forth in Section 5.10(b) hereof following: (i) a sale of such Shares pursuant to a registration statement covering the resale of such Shares, while such registration statement is effective under the Securities Act, (ii) any sale of such Shares pursuant to Rule 144 or (iii) the expiration of the Standstill Term (as defined in the Investor Agreement), the Lock-Up Term (as defined in the Investor Agreement) and the Voting Agreement Term (as defined in the Investor Agreement); provided that any transfer described in clause (i) or (ii) above shall have been in compliance with all applicable provisions of the Investor Agreement. - 24 - (c) The Company agrees that at such time as any legend set forth in Section 5.10 hereof is no longer required under this Section 10.4, the Company will, no later than three (3) Business Days following the delivery by the Investor to the Company or notice by the Investor to the Company of delivery by the Investor to the Transfer Agent of a certificate representing Shares issued with such legend (together with any legal opinion required by the Transfer Agent), deliver or cause to be delivered to the Investor a certificate representing such Shares that is free from such legend, or, in the event that such shares are uncertificated, remove any such legend in the Company’s stock records. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in Section 5.10 hereof. 10.5 Conduct of Business. During the period from the Signing Date until the Closing, except as consented to in writing by the Investor, the Company shall not (i) declare, set aside or pay any dividend or make any other distribution or payment (whether in cash, stock or property or any combination thereof) in respect of its capital stock, or establish a record date for any of the foregoing, or (ii) make any other actual, constructive or deemed distribution in respect of any shares of its capital stock or otherwise make any payments to stockholders in their capacity as such, except pursuant to repurchases of equity pursuant to the terms of its equity compensation plans. 11. Miscellaneous. 11.1 Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without regard to the conflict of laws principles thereof that would require the application of the Law of any other jurisdiction. Any action brought, arising out of, or relating to this Agreement shall be brought in the Court of Chancery of the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of said Court in respect of any claim relating to the validity, interpretation and enforcement of this Agreement, and hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding in which any such claim is made that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in such courts, or that the venue thereof may not be appropriate or that this agreement may not be enforced in or by such courts. The parties hereby consent to and grant the Court of Chancery of the State of Delaware jurisdiction over such parties and over the subject matter of any such claim and agree that mailing of process or other papers in connection with any such action, suit or proceeding in the manner provided in Section 11.3 hereof or in such other manner as may be permitted by law, shall be valid and sufficient thereof. 11.2 Waiver. Neither party may waive or release any of its rights or interests in this Agreement except in writing. The failure of either party to assert a right hereunder or to insist upon compliance with any term of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition. No waiver by either party of any condition or term in any one or more instances shall be construed as a continuing waiver of such condition or term or of another condition or term except to the extent set forth in writing. - 25 - 11.3 Notices. All notices, instructions and other communications hereunder or in connection herewith shall be in writing, shall be sent to the address of the relevant party set forth on Exhibit A attached hereto and shall be (i) delivered personally; (ii) sent by certified mail (return receipt requested), postage prepaid; or (iii) sent via a reputable nationwide overnight express courier service (signature required). Any such notice, instruction or communication shall be deemed to have been delivered (A) upon receipt if delivered by hand; (B) three (3) Business Days after it is sent by certified mail, return receipt requested, postage prepaid; or (C) one (1) Business Day after it is sent via a reputable nationwide overnight courier service. Either party may change its address by giving notice to the other party in the manner provided above; provided that notices of a change of address shall be effective only upon receipt thereof. 11.4 Entire Agreement. This Agreement, the Investor Agreement and the Collaboration Agreement, in each case together with the schedules and exhibits thereto, set forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between the parties and supersede and terminate all prior agreements and understanding between the parties. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the parties other than as set forth herein and therein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the parties unless reduced to writing and signed by the respective authorized officers of the parties. 11.5 Headings; Nouns and Pronouns; Section References. Headings and any table of contents used in this Agreement are for convenience only and shall not in any way affect the construction of or be taken into consideration in interpreting this Agreement. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa. References in this Agreement to a section or subsection shall be deemed to refer to a section or subsection of this Agreement unless otherwise expressly stated. 11.6 Severability. If, under applicable Laws, any provision hereof is invalid or unenforceable, or otherwise directly or indirectly affects the validity of any other material provision(s) of this Agreement in any jurisdiction (“Modified Clause”), then, it is mutually agreed that this Agreement shall endure and that the Modified Clause shall be enforced in such jurisdiction to the maximum extent permitted under applicable Laws in such jurisdiction; provided that the parties shall consult and use all reasonable efforts to agree upon, and hereby consent to, any valid and enforceable modification of this Agreement as may be necessary to avoid any unjust enrichment of either party and to match the intent of this Agreement as closely as possible, including the economic benefits and rights contemplated herein. 11.7 Assignment. Except for an assignment of this Agreement or any rights hereunder by the Investor to an Affiliate, neither this Agreement nor any of the rights or obligations hereunder may be assigned by either the Investor or the Company without (i) the prior written consent of Company in the case of any assignment by the - 26 - Investor or (ii) the prior written consent of the Investor in the case of an assignment by the Company. 11.8 Parties in Interest. All of the terms and provisions of this Agreement shall be binding upon, and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors, heirs, administrators and permitted assigns. 11.9 Counterparts. This Agreement may be signed in counterparts, each and every one of which shall be deemed an original, notwithstanding variations in format or file designation which may result from the electronic transmission, storage and printing of copies from separate computers or printers. Facsimile signatures and signatures transmitted via PDF shall be treated as original signatures. 11.10 Third Party Beneficiaries. None of the provisions of this Agreement shall be for the benefit of or enforceable by any Third Party, including any creditor of any party hereto. No Third Party shall obtain any right under any provision of this Agreement or shall by reason of any such provision make any claim in respect of any debt, liability or obligation (or otherwise) against any party hereto. 11.11 No Strict Construction. This Agreement has been prepared jointly and will not be construed against either party. 11.12 Survival of Warranties. The representations and warranties of the Company and the Investor contained in this Agreement shall survive the Closing and the delivery of the Shares. 11.13 Remedies. The rights, powers and remedies of the parties under this Agreement are cumulative and not exclusive of any other right, power or remedy which such parties may have under any other agreement or Law. No single or partial assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof. 11.14 Expenses. Each party shall pay its own fees and expenses in connection with the preparation, negotiation, execution and delivery of the Transaction Agreements. 11.15 No Publicity. The parties hereto agree that the provisions of Section 11.3 of the Collaboration Agreement shall be applicable to the parties to this Agreement with respect to any public disclosures regarding the proposed transactions contemplated by the Transaction Agreements and the Collaboration Agreement or regarding the parties hereto or their Affiliates (it being understood that the provisions of Section 11.3 of the Collaboration Agreement shall be read to apply to disclosures of information relating to this Agreement and the transactions contemplated hereby). (Signature Page Follows)

(Signature Page to Stock Purchase Agreement) IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written. NEUROCRINE BIOSCIENCES, INC. By: /s/ Kevin Gorman Name: Kevin Gorman Title: CEO VOYAGER THERAPEUTICS, INC. By: /s/ G. Andre Turenne Name: G. Andre Turenne Title: President and Chief Executive Officer 1-1 SCHEDULE 1 LIST OF SUBSIDIARIES 1. Voyager Securities Corporation, a Massachusetts corporation A-1 EXHIBIT A NOTICES If to the Investor: Neurocrine Biosciences, Inc. 12780 El Camino Real San Diego, CA 92130 Attention: General Counsel with a copy to: Cooley LLP 4401 Eastgate Mall San Diego, CA 92121 Attention: Jason L. Kent, Esq. If to the Company: Voyager Therapeutics, Inc. 75 Sidney Street Cambridge, MA 02139 Attention: Chief Executive Officer with a copy to: Wilmer Cutler Pickering Hale and Dorr LLP 7 World Trade Center 250 Greenwich Street New York, NY 10007 Attention: Brian A. Johnson, Esq. Exhibit B VOYAGER LICENSED PATENT RIGHTS

*Status Key [...***...] Page 1 of 11 1/28/2019 Exhibit B Voyager Ref Status Application No. Publication No. Patent No. Filing Date/ Pub Date/ Issue Date Assignment Recordation Date; Reel/Frame Named Inventors Application Title [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] *Status Key [...***...] Page 2 of 11 1/28/2019 Voyager Ref Status Application No. Publication No. Patent No. Filing Date/ Pub Date/ Issue Date Assignment Recordation Date; Reel/Frame Named Inventors Application Title [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] *Status Key [...***...] Page 3 of 11 1/28/2019 Voyager Ref Status Application No. Publication No. Patent No. Filing Date/ Pub Date/ Issue Date Assignment Recordation Date; Reel/Frame Named Inventors Application Title [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] *Status Key [...***...] Page 4 of 11 1/28/2019 Voyager Ref Status Application No. Publication No. Patent No. Filing Date/ Pub Date/ Issue Date Assignment Recordation Date; Reel/Frame Named Inventors Application Title [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...]

*Status Key [...***...] Page 5 of 11 1/28/2019 Voyager Ref Status Application No. Publication No. Patent No. Filing Date/ Pub Date/ Issue Date Assignment Recordation Date; Reel/Frame Named Inventors Application Title [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] *Status Key [...***...] Page 6 of 11 1/28/2019 Voyager Ref Status Application No. Publication No. Patent No. Filing Date/ Pub Date/ Issue Date Assignment Recordation Date; Reel/Frame Named Inventors Application Title [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] *Status Key [...***...] Page 7 of 11 1/28/2019 Voyager Ref Status Application No. Publication No. Patent No. Filing Date/ Pub Date/ Issue Date Assignment Recordation Date; Reel/Frame Named Inventors Application Title [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] *Status Key [...***...] Page 8 of 11 1/28/2019 Voyager Ref Status Application No. Publication No. Patent No. Filing Date/ Pub Date/ Issue Date Assignment Recordation Date; Reel/Frame Named Inventors Application Title [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...]

*Status Key [...***...] Page 9 of 11 1/28/2019 Voyager Ref Status Application No. Publication No. Patent No. Filing Date/ Pub Date/ Issue Date Assignment Recordation Date; Reel/Frame Named Inventors Application Title [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] *Status Key [...***...] Page 10 of 11 1/28/2019 Voyager Ref Status Application No. Publication No. Patent No. Filing Date/ Pub Date/ Issue Date Assignment Recordation Date; Reel/Frame Named Inventors Application Title [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] [...***...] *Status Key [...***...] Page 2 of 11 1/28/2019 [...***...] Exhibit C SCHEDULE OF EXCEPTIONS None.